    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 2003
                                                         REGISTRATION NO.
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ---------------------

                                   FORM N-14


                            REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933               [X]

                              ---------------------

                        PRE-EFFECTIVE AMENDMENT NO.               [ ]
                        POST-EFFECTIVE AMENDMENT NO.              [ ]

                             ---------------------

                                MORGAN STANLEY
                      DEVELOPING GROWTH SECURITIES TRUST
                         A Massachusetts business trust
               (Exact Name of Registrant as Specified in Charter)


                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                   (Address of Principal Executive Offices)


                                (800) 869-6397
                        (Registrant's Telephone Number)


                               BARRY FINK, ESQ.
                         1221 AVENUE OF THE AMERICAS,
                           NEW YORK, NEW YORK 10020
                    (Name and Address of Agent for Service)

                             ---------------------

                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                         Mayer, Brown, Rowe & Maw LLP
                                 1675 Broadway
                           New York, New York 10019

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A
(REGISTRATION NOS. 2-81151; 811-3639).

================================================================================

                     MORGAN STANLEY NEXT GENERATION TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


TO THE SHAREHOLDERS OF MORGAN STANLEY NEXT GENERATION TRUST

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Next Generation Trust ("Next Generation") to be held in Conference Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 9:30 a.m., New York time, on December 16, 2003, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between Next Generation and Morgan Stanley Developing Growth Securities Trust ("Developing Growth"), pursuant to which substantially all of the assets of Next Generation would be combined with those of Developing Growth and shareholders of Next Generation would become shareholders of Developing Growth receiving shares of Developing Growth with a value equal to the value of their holdings in Next Generation (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 30, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF NEXT GENERATION RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

    , 2003

--------------------------------------------------------------------------------

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

--------------------------------------------------------------------------------

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                     MORGAN STANLEY NEXT GENERATION TRUST

                       BY AND IN EXCHANGE FOR SHARES OF
               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Next Generation Trust ("Next Generation") in connection with an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Next Generation will be combined with those of Morgan Stanley Developing Growth Securities Trust ("Developing Growth") in exchange for shares of Developing Growth (the "Reorganization"). As a result of this transaction, shareholders of Next Generation will become shareholders of Developing Growth and will receive shares of Developing Growth with a value equal to the value of their holdings in Next Generation. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Next Generation and Developing Growth, attached hereto as Exhibit A. The address of Next Generation is that of Developing Growth set forth above. This Proxy Statement also constitutes a Prospectus of Developing
Growth, which is dated        , 2003, filed by Developing Growth with the
Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Developing Growth is an open-end diversified management investment company whose investment objective is to seek long-term capital growth. The fund normally invests at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. In deciding which of these securities to buy, hold or sell, the fund's Investment Manager, Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy.

     This Proxy Statement and Prospectus sets forth concisely information about Developing Growth that shareholders of Next Generation should know before voting on the Reorganization Agreement. A copy of the Prospectus for Developing Growth dated November 29, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Developing Growth's Annual Report for the fiscal year ended September 30, 2002 and succeeding Semi-Annual Report for the six months ended March 31, 2003. A Statement of Additional Information relating to the Reorganization, described
in this Proxy Statement and Prospectus, dated        , 2003, has been filed
with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Next Generation's Prospectus, dated September 30, 2002, and Annual Report for its fiscal year ended July 31, 2003. Such documents are available without charge by calling (800) 869-NEWS (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED         , 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                            PAGE
                                                                            ----
INTRODUCTION ...............................................................   1
  General ..................................................................   1
  Record Date; Share Information ...........................................   1
  Proxies ..................................................................   2
  Expenses of Solicitation .................................................   3
  Vote Required ............................................................   4
SYNOPSIS ...................................................................   4
  The Reorganization .......................................................   4
  Fee Table ................................................................   5
  Tax Consequences of the Reorganization ...................................   8
  Comparison of Next Generation and Developing Growth ......................   8
PRINCIPAL RISK FACTORS .....................................................  11
THE REORGANIZATION .........................................................  13
  The Proposal .............................................................  13
  The Board's Consideration ................................................  13
  The Reorganization Agreement .............................................  14
  Tax Aspects of the Reorganization ........................................  16
  Description of Shares ....................................................  17
  Capitalization Table (unaudited) .........................................  18
  Appraisal Rights .........................................................  18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS .............  18
  Investment Objectives and Policies .......................................  18
  Investment Restrictions ..................................................  19
ADDITIONAL INFORMATION ABOUT NEXT GENERATION AND DEVELOPING
 GROWTH ....................................................................  20
  General ..................................................................  20
  Financial Information ....................................................  20
  Management ...............................................................  20
  Description of Securities and Shareholder Inquiries ......................  21
  Dividends, Distributions and Taxes .......................................  21
  Purchases, Repurchases and Redemptions ...................................  21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ................................  21
FINANCIAL STATEMENTS AND EXPERTS ...........................................  21
LEGAL MATTERS ..............................................................  21
AVAILABLE INFORMATION ......................................................  21
OTHER BUSINESS .............................................................  22
Exhibit A - Agreement and Plan of Reorganization, dated July 31, 2003, by and between Next Generation and Developing Growth ...................... A-1
Exhibit B - Prospectus of Developing Growth dated November 29, 2002 ........ B-1

                     MORGAN STANLEY NEXT GENERATION TRUST
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Next Generation Trust ("Next Generation"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Next Generation (the "Board") of proxies to be used at the Special Meeting of Shareholders of Next Generation to be held in Conference Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 9:30 a.m., New York time, on, December 16, 2003 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about October 15, 2003.

     At the Meeting, Next Generation shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between Next Generation and Morgan Stanley Developing Growth Securities Trust ("Developing Growth"), pursuant to which substantially all of the assets of Next Generation will be combined with those of Developing Growth in exchange for shares of Developing Growth. As a result of this transaction, Shareholders will become shareholders of Developing Growth and will receive shares of Developing Growth equal to the value of their holdings in Next Generation on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of Next Generation currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Next Generation will receive Class A, Class B, Class C or Class D shares of Developing Growth, respectively. The shares to be issued by Developing Growth pursuant to the Reorganization (the "Developing Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Developing Growth is set forth herein and in Developing Growth's current Prospectus, dated November 29, 2002 ("Developing Growth's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Next Generation contained herein has been supplied by Next Generation and the information concerning Developing Growth contained herein has been supplied by Developing Growth.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on September 30, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record

Date, there were                shares of Next Generation issued and
outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Next Generation as of the Record
Date:




                      NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ------------------   ----------------   --------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     As of the Record Date, the trustees and officers of Next Generation, as a group, owned less than 1% of the outstanding shares of Next Generation.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Developing Growth as of the Record
Date:




                      NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ------------------   ----------------   --------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     As of the Record Date, the trustees and officers of Developing Growth, as a group, owned less than 1% of the outstanding shares of Developing Growth.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Next Generation, 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Next Generation present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non votes" will not be counted for purposes of approving an adjournment.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Next Generation, which expenses are expected to approximate $116,000. Next Generation and Developing Growth will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Next Generation or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Next Generation will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Next Generation may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, Next Generation would pay D.F. King $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. Next Generation has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon shareholder request which would be borne by Next Generation.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Next Generation represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Next Generation will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Developing Growth's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Next Generation, subject to stated liabilities, to Developing Growth in exchange for the Developing Growth Shares. The aggregate net asset value of the Developing Growth Shares issued in the exchange will equal the aggregate value of the net assets of Next Generation received by Developing Growth. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Next Generation will distribute the Developing Growth Shares received by Next Generation to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Next Generation and Next Generation will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Developing Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of Next Generation transferred to Developing Growth. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of Next Generation currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Next Generation will become a holder of Class A, Class B, Class C or Class D shares of Developing Growth, respectively. Shareholders holding their shares of Next Generation in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Developing Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Developing Growth Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Next Generation will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Next Generation's investment company taxable income for all periods since the inception of Next Generation through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Next Generation's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF NEXT GENERATION ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF NEXT GENERATION AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Next Generation and Developing Growth may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and reflect information for Next Generation for its fiscal year ended July 31, 2003, and for Developing Growth for its fiscal year ended September 30, 2002. The Annual Fund Operating Expenses do not reflect voluntary fee waivers and/or expense reimbursements from the Investment Manager, which are described in the footnotes to the table. Next Generation and Developing Growth each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Developing Growth) reflecting what the fee schedule would have been on March 31, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees


                                                                                                      PRO FORMA
                                                                                 DEVELOPING           COMBINED
                                                           NEXT GENERATION         GROWTH        (DEVELOPING GROWTH)
                                                          -----------------   ---------------   --------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................       5.25%(1)             5.25%(1)            5.25%(1)
Class B ...............................................        none                 none                none
Class C ...............................................        none                 none                none
Class D ...............................................        none                 none                none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................        none                 none                none
Class B ...............................................        none                 none                none
Class C ...............................................        none                 none                none
Class D ...............................................        none                 none                none
MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET
 ASSET VALUE AT REDEMPTION)
Class A ...............................................        none(2)              none(2)             none(2)
Class B ...............................................       5.00%(3)             5.00%(3)            5.00%(3)
Class C ...............................................       1.00%(4)             1.00%(4)            1.00%(4)
Class D ...............................................        none                 none                none
REDEMPTION FEES
Class A ...............................................        none                 none                none
Class B ...............................................        none                 none                none
Class C ...............................................        none                 none                none
Class D ...............................................        none                 none                none
EXCHANGE FEE
Class A ...............................................        none                 none                none
Class B ...............................................        none                 none                none
Class C ...............................................        none                 none                none
Class D ...............................................        none                 none                none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)



                                                                                          PRO FORMA
                                                                      DEVELOPING           COMBINED
                                                  NEXT GENERATION       GROWTH       (DEVELOPING GROWTH)(5)
                                                 -----------------   ------------   -----------------------
MANAGEMENT FEES
Class A ......................................         0.75%             0.50%               0.50%
Class B ......................................         0.75%             0.50%               0.50%
Class C ......................................         0.75%             0.50%               0.50%
Class D ......................................         0.75%             0.50%               0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES
Class A ......................................         0.24%             0.22%               0.20%
Class B ......................................         1.00%             1.00%               1.00%
Class C ......................................         0.97%             1.00%               0.97%
Class D ......................................         none              none                none
OTHER EXPENSES(6)
Class A ......................................         1.32%             0.30%               0.39%
Class B ......................................         1.32%             0.30%               0.39%
Class C ......................................         1.32%             0.30%               0.39%
Class D ......................................         1.32%             0.30%               0.39%
TOTAL ANNUAL FUND OPERATING EXPENSES .........
Class A ......................................         2.31%(7)          1.02%               1.09%
Class B ......................................         3.07%(7)          1.80%               1.89%
Class C ......................................         3.04%(7)          1.80%               1.86%
Class D ......................................         2.07%(7)          0.80%               0.89%

----------

(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" in each fund's Prospectus for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) The Pro Forma operating expenses of the combined fund (Developing Growth) reflect an increase in "Other expenses" and a corresponding increase in "Total annual fund operating expenses" primarily due to a reduction in assets of Developing Growth within the measuring period of such Pro Formas.

(6) Upon completion of the Reorganization, the Investment Manager has agreed to reimburse or waive $87,000 in expenses of the Combined Fund for the first year of combined operations.

(7) The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided in its Management Agreement until such time as Next Generation has $50 million in net assets or until December 31, 2003, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager. Taking the waiver/assumption of expenses into account, the total operating expenses of Class A, Class B, Class C and Class D would have been 0.24%, 1.00%, 0.97% and 0.00%, respectively.

EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Next Generation, Developing Growth or the new combined fund (Developing Growth), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.


     If a Shareholder SOLD His Shares:



                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 --------   ---------   ---------   ---------
Next Generation
 Class A ......................    $747      $1,209      $1,695      $3,032
 Class B ......................     810       1,248       1,811       3,383
 Class C ......................     407         939       1,596       3,355
 Class D ......................     210         649       1,114       2,400
Developing Growth
 Class A ......................    $624      $  833      $1,059      $1,707
 Class B ......................     683         866       1,175       2,116
 Class C ......................     283         566         975       2,116
 Class D ......................      82         255         444         990
Pro Forma Combined
 Class A ......................    $630      $  853      $1,094      $1,784
 Class B ......................     692         894       1,221       2,212
 Class C ......................     289         585       1,006       2,180
 Class D ......................      91         284         493       1,096

     If a Shareholder HELD His Shares:



                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 --------   ---------   ---------   ---------
Next Generation
 Class A ......................    $747      $1,209      $1,695      $3,032
 Class B ......................     310         948       1,611       3,383
 Class C ......................     307         939       1,596       3,355
 Class D ......................     210         649       1,114       2,400
Developing Growth
 Class A ......................    $624      $  833      $1,059      $1,707
 Class B ......................     183         566         975       2,116
 Class C ......................     183         566         975       2,116
 Class D ......................      82         255         444         990
Pro Forma Combined
 Class A ......................    $630      $  853      $1,094      $1,784
 Class B ......................     192         594       1,021       2,212
 Class C ......................     189         585       1,006       2,180
 Class D ......................      91         284         493       1,096

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.

     The purpose of the foregoing fee table and example is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Next Generation and Developing Growth -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Next Generation will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Next Generation or the Shareholders of Next Generation for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF NEXT GENERATION AND DEVELOPING GROWTH

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Next Generation is to seek long-term growth of capital. Similarly, the investment objective of Developing Growth is to seek long-term capital growth.

     Next Generation seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies of any asset size which manufacture products or provide services, or which develop or assist in the development of products and services, which, in the opinion of the Investment Manager may be used by or appeal to, children, teenagers and/or young adults. Up to 35% of Next Generation's net assets may be invested in foreign securities, including emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies, including depositary receipts, that are listed in the United States on a national securities exchange. The remaining 35% of Next Generation's assets may be invested in fixed-income securities. Developing Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. Up to 10% of the fund's net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. The remaining 35% of Developing Growth's assets may be invested in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities and investment grade debt securities.

     Next Generation's Investment Manager invests in companies which it believes have growth potential. Next Generation's portfolio will be diversified among many different companies in a variety of industry groups. In deciding which securities to buy, hold or sell, Next Generation's portfolio managers emphasize individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management and business prospects.

     In deciding which securities to buy, hold or sell, Developing Growth's Investment Manager analyzes a company's potential to grow much more rapidly than the economy. Developing Growth's other equity securities may include convertible securities and preferred stocks. Developing Growth will invest primarily in smaller and medium-sized companies. Developing Growth's Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. Developing Growth may also invest in securities issued in initial public offerings ("IPOs").


     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.


     The investment policies of both Next Generation and Developing Growth are not fundamental and may be changed by their respective Boards of Trustees.


     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Next Generation and Developing Growth obtain management services from Morgan Stanley Investment Advisors Inc. For the fiscal year ended July 31, 2003, Next Generation paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.75%(1) of the fund's average daily net assets. With respect to Developing Growth, for the fiscal year ended September 30, 2002, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.50% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.


     Both Next Generation and Developing Growth have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Next Generation's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0%. Developing Growth's Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the plan of distribution adopted by the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Developing Growth's shares, see the section entitled "Share Class Arrangements" in Developing Growth's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Next Generation and Developing Growth are set forth below under "Purchases, Exchanges and Redemptions."


     OTHER SIGNIFICANT FEES. Both Next Generation and Developing Growth pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."


----------
(1) The Investment Manager has agreed to waive the compensation provided in its Management Agreement until such time as Next Generation has $50 million in net assets or until December 31, 2003, whichever occurs first. The annual rate disclosed above does not reflect the waiver of any compensation by the Investment Manager.

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but generally are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:




                                         CLASS B SHARES OF NEXT GENERATION AND
   YEAR SINCE PURCHASE PAYMENT MADE                DEVELOPING GROWTH
-------------------------------------   --------------------------------------
First ...............................                   5.0%
Second ..............................                   4.0%
Third ...............................                   3.0%
Fourth ..............................                   2.0%
Fifth ...............................                   2.0%
Sixth ...............................                   1.0%
Seventh and thereafter ..............                   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Developing Growth and Next Generation are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Next Generation and Developing Growth, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Next Generation and Developing Growth may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Developing Growth Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Developing Growth).

     Developing Growth shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Next Generation) will be counted. During the period of time a Developing Growth or Next Generation Shareholder remains in an

Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Next Generation and Developing Growth provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Developing Growth, see the section entitled "How to Exchange Shares" in Developing Growth's Prospectus.

     Shareholders of Next Generation and Developing Growth may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Next Generation and Developing Growth offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Next Generation and Developing Growth may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Next Generation and Developing Growth pay dividends from net investment income annually. Both funds usually distribute net capital gains, if any, in December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                            PRINCIPAL RISK FACTORS

     The share price and return of Developing Growth and Next Generation will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks and Developing Growth also invests in other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

     Both funds may invest in foreign securities. With respect to Next Generation, the fund may invest up to 35% of its net assets in foreign securities, including emerging market securities. Developing Growth may invest up to 10% of its net assets in such foreign securities. With respect to both funds, the percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

     Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities.

     Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Certain foreign securities in which Next Generation may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

     Developing Growth invests primarily in stocks of small and medium-sized companies. Developing Growth's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of Developing Growth's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on Developing Growth's ability to sell certain securities at favorable prices and may also make it difficult for Developing Growth to obtain market quotations based on actual trades for purposes of valuing Developing Growth's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of Developing Growth's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

     In addition, Developing Growth may invest in securities issued in IPOs. Purchases of shares issued in IPOs expose Developing Growth to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.

     Each fund may also invest in fixed-income securities, which are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) A portion of Next Generation's fixed-income securities has speculative characteristics.

     Developing Growth may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning Developing Growth's convertible securities investments, these investments may be speculative in nature.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Next Generation and in the Prospectus of Developing Growth, both of which are incorporated herein by reference.


                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Next Generation, including the Independent Trustees, having reviewed the financial position of Next Generation and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Next Generation and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Next Generation.


THE BOARD'S CONSIDERATION

     At a meeting held on July 31, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Next Generation and Developing Growth. The Board also considered other factors, including, but not limited to: Next Generation's inability to grow assets as expected; the general compatibility of the investment objectives, policies and restrictions of Next Generation and Developing Growth; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Next Generation and Developing Growth in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Next Generation considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the combined fund (Developing Growth) will be lower on a percentage basis than the expenses per share of each corresponding class of Next Generation, without consideration of the assumption of any expenses or the waiver of any investment management fee, which will expire no later than December 31, 2003. This is attributable to the fact that the investment management fee rate paid by Developing Growth for its last fiscal year (0.50%) is substantially lower than the investment management fee rate paid by Next Generation for the last fiscal year (0.75%). The Board also noted that Developing Growth's "Other expenses" for its last fiscal year (0.30%) were substantially lower than Next Generation's "Other expenses" for its last fiscal year (1.32%). The Board also considered that, upon completion of the Reorganization, the Investment Manager has agreed to reimburse or waive $87,000 in expenses of the combined fund for the first year of combined operations. Further, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Next Generation or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Developing Growth, including a majority of the Independent Trustees of Developing Growth, also has determined that the Reorganization is in the best interests of Developing Growth and its shareholders and that the interests of existing shareholders of Developing Growth will not be diluted as a result thereof. The transaction will enable Developing Growth to acquire investment securities which are consistent with Developing Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Next Generation will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Next Generation as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Developing Growth on the Closing Date in exchange for the assumption by Developing Growth of stated liabilities of Next Generation, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Next Generation prepared by the Treasurer of Next Generation as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Developing Growth Shares; (ii) such Developing Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Next Generation would be dissolved; and (iv) the outstanding shares of Next Generation would be canceled.

     The number of Developing Growth Shares to be delivered to Next Generation will be determined by dividing the aggregate net asset value of each class of shares of Next Generation acquired by Developing Growth by the net asset value per share of the corresponding class of shares of Developing Growth; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Next Generation and Developing Growth may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Next Generation had an aggregate net asset value (not including any Cash Reserve of Next Generation) of $100,000. If the net asset value per Class B share of Developing Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Developing Growth to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Developing Growth would be distributed to the former Class B Shareholders of Next Generation. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Next Generation will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Developing Growth Shares it receives. Each Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of Next Generation currently held by that Shareholder. Accordingly, the Developing Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Developing Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Next Generation, respectively. Developing Growth will cause its transfer agent to credit and confirm an appropriate number of Developing Growth Shares to each Shareholder. Certificates for Developing Growth Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Developing Growth. Shareholders who wish to receive certificates representing their Developing Growth Shares must, after receipt of their confirmations, make a written request to Developing Growth's transfer agent, Morgan Stanley Trust, 1221 Avenue of the Americas, New York, New York 10020. Shareholders of Next Generation holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Developing Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Developing Growth Shares received until the old certificates have been surrendered.

     The Closing Date will be on the Valuation Date or in no event later than the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Next Generation or Developing Growth. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Next Generation and Developing Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by May 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Next Generation shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Next Generation that received Developing Growth Shares. Next Generation shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Developing Growth to Shareholders of record of Next Generation.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Next Generation (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Developing Growth Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Next Generation recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Next Generation at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Next Generation thereafter will be treated as requests for redemption of shares of Developing Growth.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Next Generation and Developing Growth will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Next Generation and Developing Growth (including a representation to the effect that Developing Growth has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Next Generation acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Next Generation's assets in exchange for the Developing Growth Shares and the assumption by Developing Growth of certain stated liabilities of Next Generation followed by the distribution by Next Generation of the Developing Growth Shares to Shareholders in exchange for their Next Generation shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Next Generation and Developing Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Developing Growth upon the receipt of the assets of Next Generation solely in exchange for the Developing Growth Shares and the assumption by Developing Growth of the stated liabilities of Next Generation;

     3. No gain or loss will be recognized by Next Generation upon the transfer of the assets of Next Generation to Developing Growth in exchange for the Developing Growth Shares and the assumption by Developing Growth of the stated liabilities or upon the distribution of Developing Growth Shares to Shareholders in exchange for their Next Generation shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Next Generation for the Developing Growth Shares;

     5. The aggregate tax basis for the Developing Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Next Generation held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Developing Growth Shares to be received by each Shareholder will include the period during which the shares in Next Generation surrendered in exchange therefor were held (provided such shares in Next Generation were held as capital assets on the date of the Reorganization);


     7. The tax basis of the assets of Next Generation acquired by Developing Growth will be the same as the tax basis of such assets of Next Generation immediately prior to the Reorganization; and

     8. The holding period of the assets of Next Generation in the hands of Developing Growth will include the period during which those assets were held by Next Generation.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Next Generation nor Developing Growth has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO NEXT GENERATION AND DEVELOPING GROWTH. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Next Generation. The effect of any such limitations will depend on the existence and amount of Next Generation and Developing Growth capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the aggregate fair market value of its assets on the date of the Reorganization exceeds its aggregate tax basis in such assets and a fund will have built-in capital losses if its aggregate tax basis in its assets exceeds the aggregate fair market value of such assets on the date of the Reorganization.

     As of July 31, 2002, Next Generation had capital loss carryovers of approximately $23 million and it is estimated that as of July 31, 2003, Next Generation had capital loss carryovers of approximately $26 million. As of September 30, 2002, Developing Growth had capital loss carryovers of approximately $222 million. Developing Growth's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of Next Generation held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and
(iii) assets of Developing Growth held by the combined fund. However, the combined fund will be unable to utilize Developing Growth's capital loss carryovers to offset any capital gains recognized on the disposition of Next Generation's assets acquired in the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of June 30, 2003, Next Generation had net unrealized capital gains of approximately $3 million.

     Additionally, subject to the limitation described in the succeeding paragraph, Next Generation's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of Developing Growth held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Next Generation held by the combined fund. However, the combined fund will be unable to utilize Next Generation's capital loss carryovers to offset any capital gains recognized on the disposition of assets held by Developing Growth as of the date of the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of June 30, 2003, Developing Growth had net unrealized capital gains of approximately $41 million.

     In addition, under the Code, there will be a limitation on the amount of Next Generation's capital loss carryovers which can be used to offset capital gains of the combined fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on June 27, 2003, each year approximately $900,000 of Next Generation's capital loss carryovers would have been able to be utilized in any year by the combined fund. Thus, as a result of the Reorganization, a significant portion of the capital loss carryforwards of Next Generation will not be able to be utilized. However, the overall effect of this limitation may be minimized by the fact that, other than as described above, Developing Growth's $222 million capital loss carryforward may be utilized by the combined fund.


DESCRIPTION OF SHARES

     Developing Growth shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Developing Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Developing Growth, like Class B shares of Next Generation, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes with no additional sales charge. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Developing Growth and Next Generation as of June 30, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                                            NET ASSET
                                                                               SHARES         VALUE
                                                           NET ASSETS       OUTSTANDING     PER SHARE
                                                          ------------     -------------   ----------
                     CLASS A
-------------------------------------------------------
Next Generation .......................................   $  1,400,378         225,866       $ 6.20
Developing Growth .....................................   $ 21,714,589       1,411,703       $15.38
Combined Fund (Developing Growth) (pro forma) .........   $ 23,114,967       1,502,755       $15.38

                     CLASS B
-------------------------------------------------------
Next Generation .......................................   $ 15,753,349       2,608,616       $ 6.04
Developing Growth .....................................   $282,253,074      19,494,583       $14.48
Combined Fund (Developing Growth) (pro forma) .........   $298,006,423      20,582,521       $14.48

                     CLASS C
-------------------------------------------------------
Next Generation .......................................   $  2,316,132         383,551       $ 6.04
Developing Growth .....................................   $  6,258,978         431,183       $14.52
Combined Fund (Developing Growth) (pro forma) .........   $  8,575,110         590,696       $14.52

                     CLASS D
-------------------------------------------------------
Next Generation .......................................   $    820,214         131,336       $ 6.25
Developing Growth .....................................   $ 93,033,016       5,945,474       $15.65
Combined Fund (pro forma) .............................   $ 93,853,230       5,997,884       $15.65

                  TOTAL CLASS A, B, C, D
-------------------------------------------------------
Next Generation .......................................   $ 20,290,073           - -           --
Developing Growth .....................................   $403,259,657           --            --
Combined Fund (Developing Growth) (pro forma) .........   $423,549,730           --            --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     Next Generation's investment objective is to seek long-term growth of capital. Similarly, Developing Growth's investment objective is to seek long-term capital growth.

     Next Generation seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies of any asset size which manufacture products or provide services, or which develop or assist in the development of products and services, which, in the opinion of the Investment Manager, may be used by, or appeal to, children, teenagers and/or young adults. These products and services may include such areas as clothing, toys, computer technology and software, consumer electronics, Internet, telecommunications, entertainment, personal care, sports, publishing and education. The fund's Investment Manager invests in companies which it believes have growth potential. The fund's portfolio will be diversified among many different companies in a variety of industry groups. In deciding which securities to buy, hold or sell, the fund's portfolio managers emphasize individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management and business prospects.

     Up to 35% of the fund's net assets may be invested in foreign securities, including emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies, including depositary receipts, that are listed in the U.S. on a national securities exchange.

     The remaining 35% of the fund's assets may be invested in fixed-income securities (as discussed under "Principal Risk Factors" above).

     Developing Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. In deciding which of these securities to buy, hold or sell, the fund's Investment Manager analyzes a company's potential to grow much more rapidly than the economy. The fund's other equity securities may include convertible securities and preferred stocks. The fund will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The fund may also invest in securities issued in IPOs.

     The fund may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

     The remaining 35% of the fund's assets may be invested in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities and investment grade debt securities (as discussed under "Principal Risk Factors" above).

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Next Generation and Developing Growth are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Next Generation and Developing Growth as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Developing Growth may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States government, its agencies or instrumentalities), and (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. Next Generation may not do so as to 75% of its total assets; (b) Developing Growth and Next Generation may not purchase or sell commodity or commodity futures contracts, except that Next Generation may purchase or sell futures contracts or options thereon; (c) Developing Growth may not (i) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; (ii) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities; (iii) invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer; (iv) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs; (v) write, purchase or sell puts, calls or combinations thereof; (vi) invest more than 5% of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. The acquisition of warrants attached to other securities is not subject to this restriction; (vii) pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the fund as a matter of operating policy but not as a matter of fundamental policy, will limit any pledge of its assets to 5% of its net assets so long as shares of the fund are being sold in those states; (viii) make short sales of securities; and (ix) purchase securities on margin, expect for short-term loans as are necessary for the clearance of portfolio securities. Furthermore, as a non-fundamental policy, Next Generation may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.


                 ADDITIONAL INFORMATION ABOUT NEXT GENERATION
                             AND DEVELOPING GROWTH

GENERAL

     For a discussion of the organization and operation of Developing Growth and Next Generation, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about Developing Growth and Next Generation, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of Developing Growth and Next Generation, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Next Generation and Developing Growth, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Developing Growth's and Next Generation's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Developing Growth's and Next Generation's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Developing Growth's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended September 30, 2002 and its succeeding Semi-Annual Report for the six-months ended March 31, 2003 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Next Generation, see its Annual Report for its fiscal year ended July 31, 2003.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Developing Growth, for the fiscal year ended September 30, 2002, and Next Generation, for the fiscal year ended July 31, 2003, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Developing Growth will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about Next Generation and Developing Growth is available, as applicable, in the following documents which are incorporated herein by reference: (i) Developing Growth's Prospectus dated November 29, 2002 attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 22 to Developing Growth's Registration Statement on Form N-1A (File Nos. 2-81151; 811-3639); (ii) Developing Growth's Annual Report for its fiscal year ended September 30, 2002, accompanying this Proxy Statement and Prospectus; (iii) Developing Growth's succeeding Semi-Annual Report for the six months ended March 31, 2003; (iv) Next Generation's Prospectus dated September 30, 2002 which Prospectus forms a part of Post-Effective Amendment No. 3 to Next Generation's Registration Statement on Form N-1A (File Nos. 333-82729; 811-9441); and (v) Next Generation's Annual Report for its fiscal year ended July 31, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Next Generation and Developing Growth are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Next Generation and Developing Growth which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


                                OTHER BUSINESS

     Management of Next Generation knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


        , 2003

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 31st day of July, 2003, by and between MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST, a Massachusetts business trust ("Developing Growth") and MORGAN STANLEY NEXT GENERATION TRUST, a Massachusetts business trust ("Next Generation").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Developing Growth of substantially all of the assets of Next Generation in exchange for the assumption by Developing Growth of all stated liabilities of Next Generation and the issuance by Developing Growth of shares of beneficial interest, par value $0.01 per share (the "Developing Growth Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Next Generation in liquidation of Next Generation as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1.   THE REORGANIZATION AND LIQUIDATION OF NEW DISCOVERIES

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Next Generation agrees to assign, deliver and otherwise transfer the Next Generation Assets (as defined in paragraph 1.2) to Developing Growth and Developing Growth agrees in exchange therefor to assume all of Next Generation's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Next Generation the number of Developing Growth Shares, including fractional Developing Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Next Generation Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Next Generation, and any deferred or prepaid expenses shown as an asset on Next Generation's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Next Generation will provide Developing Growth with a list of all of Next Generation's assets to be assigned, delivered and otherwise transferred to Developing Growth and a list of the stated liabilities to be assumed by Developing Growth pursuant to this Agreement. Next Generation reserves the right to sell any of the securities on such list but will not, without the prior approval of Developing Growth, acquire any additional securities other than securities of the type in which Developing Growth is permitted to invest and in amounts agreed to in writing by Developing Growth. Developing Growth will, within a reasonable time prior to the Valuation Date, furnish Next Generation with a statement of Developing Growth's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Developing Growth's investment objective, policies and restrictions. In the event that Next Generation holds any investments that Developing Growth is not permitted to hold, Next Generation will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Next Generation and Developing Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Developing Growth with respect to such investments, Next Generation if requested by Developing Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Next Generation will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Developing Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Next Generation prepared by the Treasurer of Next Generation as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Next Generation may establish a cash reserve, which shall not exceed 5% of Next Generation's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Next Generation and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Next Generation to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Next Generation will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Next Generation will distribute Developing Growth Shares received by Next Generation pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Next Generation Shareholders"). Each Next Generation Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of Next Generation currently held by that Next Generation Shareholder. Accordingly, the Developing Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Developing Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Next Generation, respectively. Such distribution will be accomplished by an instruction, signed by Next Generation's Secretary, to transfer Developing Growth Shares then credited to Next Generation's account on the books of Developing Growth to open accounts on the books of Developing Growth in the names of the Next Generation Shareholders and representing the respective pro rata number of Developing Growth Shares due such Next Generation Shareholders. All issued and outstanding shares of Next Generation simultaneously will be canceled on Next Generation's books; however, share certificates representing interests in Next Generation will represent a number of Developing Growth Shares after the Closing Date as determined in accordance with paragraph 2.3. Developing Growth will issue certificates representing Developing Growth Shares in connection with such exchange only upon the written request of a Next Generation Shareholder.

     1.6 Ownership of Developing Growth Shares will be shown on the books of Developing Growth's transfer agent. Developing Growth Shares will be issued in the manner described in Developing Growth's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Developing Growth Shares in a name other than the registered holder of Developing Growth Shares on Next Generation's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Developing Growth Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Next Generation is and shall remain the responsibility of Next Generation up to and including the date on which Next Generation is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Next Generation shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Next Generation as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Next Generation, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Next Generation for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Next Generation shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of Next Generation in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Developing Growth or their designee and Developing Growth or its designee shall comply with applicable record retention requirements to which Next Generation is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Next Generation Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Next Generation of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Developing Growth's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Developing Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Developing Growth's then current Prospectus and Statement of Additional Information.

     2.3 The number of Developing Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Next Generation shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Developing Growth (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Next Generation shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Developing Growth. Developing Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the Valuation Date or in no event later than the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Next Generation and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Developing Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Next Generation to the Custodian for the account of Developing Growth on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Developing Growth Securities Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Developing Growth and Next Generation, accurate appraisal of the value of the net assets of Developing Growth or the Next Generation Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Next Generation shall deliver to Developing Growth or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Next Generation Shareholders and the number and percentage ownership of outstanding Next Generation shares owned by each such Next Generation Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Next Generation Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Developing Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Developing Growth Shares to be credited on the Closing Date to Next Generation or provide evidence satisfactory to Next Generation that such Developing Growth Shares have been credited to Next Generation's account on the books of Developing Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF DEVELOPING GROWTH AND NEXT GENERATION

     4.1 Except as otherwise expressly provided herein with respect to Next Generation, Developing Growth and Next Generation each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Developing Growth will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Developing Growth Shares ("Registration Statement"). Next Generation will provide Developing Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Next Generation will further provide Developing Growth with such other information and documents relating to Next Generation as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Next Generation will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Next Generation will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Developing Growth will furnish Next Generation with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Developing Growth as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Next Generation will assist Developing Growth in obtaining such information as Developing Growth reasonably requests concerning the beneficial ownership of Next Generation shares.

     4.5 Subject to the provisions of this Agreement, Developing Growth and Next Generation will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Next Generation shall furnish or cause to be furnished to Developing Growth within 30 days after the Closing Date a statement of Next Generation's assets and liabilities as of the Closing Date, which statement shall be certified by Next Generation's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Next Generation shall furnish Developing Growth, in such form as is reasonably satisfactory to Developing Growth, a statement certified by Next Generation's Treasurer of Next Generation's earnings and profits for federal income tax purposes that will be carried over to Developing Growth pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Next Generation (a) shall prepare and file all federal and other tax returns and reports of Next Generation required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Developing Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5.   REPRESENTATIONS AND WARRANTIES

     5.1 Developing Growth represents and warrants to Next Generation as follows:

     (a) Developing Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Developing Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Developing Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Developing Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Developing Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Developing Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Developing Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Developing Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Developing Growth is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Developing Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Developing Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended September 30, 2002, of Developing Growth audited by Deloitte & Touche LLP (copies of which have been furnished to Next Generation), fairly present, in all material respects, Developing Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Developing Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Developing Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Developing Growth's current Statement of Additional Information incorporated by reference in the Registration Statement. Developing Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Developing Growth, and this Agreement constitutes a valid and binding obligation of Developing Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Developing Growth's performance of this Agreement;

     (j) Developing Growth Shares to be issued and delivered to Next Generation, for the account of the Next Generation Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Developing Growth Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Developing Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material federal and other tax returns and reports of Developing Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Developing Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Developing Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen, or are reasonably likely to occur which will adversely affect the ability of Developing Growth to continue to meet the requirements of Subchapter M of the Code;

     (m) Since September 30, 2002 there has been no change by Developing Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Developing Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Developing Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Next Generation represents and warrants to Developing Growth as follows:

     (a) Next Generation is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Next Generation is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Next Generation have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Next Generation are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Next Generation is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Next Generation conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Next Generation is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Next Generation's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Next Generation is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Next Generation or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Next Generation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Next Generation for the year ended July 31, 2003, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Developing Growth) fairly present, in all material respects, Next Generation's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Next Generation (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Next Generation has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Next Generation are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Next Generation's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Next Generation does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Developing Growth pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Next Generation, and subject to the approval of Next Generation's shareholders, this Agreement constitutes a valid and binding obligation of Next Generation, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Next Generation's performance of this Agreement;

     (k) All material federal and other tax returns and reports of Next Generation required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Next Generation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Next Generation has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen, or are reasonably likely to occur which will adversely affect the ability of Next Generation to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Next Generation will have good and valid title to the Next Generation Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Next Generation which have not settled prior to the Closing
   Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Developing Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Next Generation's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Developing Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
   (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Next Generation for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

     (o) Next Generation will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Next Generation has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Next Generation is not acquiring Developing Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF NEXT GENERATION

     The obligations of Next Generation to consummate the transactions provided for herein shall be subject, at its election, to the performance by Developing Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Developing Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Developing Growth shall have delivered to Next Generation a certificate of its President and Treasurer, in a form reasonably satisfactory to Next Generation and dated as of the Closing Date, to the effect that the representations and warranties of Developing Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Next Generation shall reasonably request;

     6.3 Next Generation shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Developing Growth, dated as of the Closing Date, to the effect that:

     (a) Developing Growth is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Developing Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Developing Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Next Generation, is a valid and binding obligation of Developing Growth enforceable against Developing Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Developing Growth Shares to be issued to Next Generation Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Developing Growth's Statement of Additional Information), and no shareholder of Developing Growth has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Developing Growth's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Developing Growth's of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Developing Growth's 12b-1 plan of distribution from those described in Developing Growth's Prospectus dated November 29, 2002 and Statement of Additional Information dated November 29, 2002.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DEVELOPING GROWTH

     The obligations of Developing Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by Next Generation of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Next Generation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Next Generation shall have delivered to Developing Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Developing Growth and dated as of the Closing Date, to the effect that the representations and warranties of Next Generation made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Developing Growth shall reasonably request;

     7.3 Next Generation shall have delivered to Developing Growth a statement of the Next Generation Assets and its liabilities, together with a list of Next Generation's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Next Generation;

     7.4 Next Generation shall have delivered to Developing Growth within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable period November 26, 1999 (commencement of operations) through July 31, 2000 and the taxable years ended July 31, 2003, 2002 and 2001, each dated as of the Closing Date stating that, (a) such firm has performed a limited review of the federal and state income tax returns of Next Generation for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Next Generation for the periods covered thereby, (b) for the period from July 31, 2003 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from July 31, 2003 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Next Generation would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

     7.5 Developing Growth shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Next Generation, dated as of the Closing Date to the effect that:

     (a) Next Generation is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Next Generation is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Next Generation and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Developing Growth, is a valid and binding obligation of Next Generation enforceable against Next Generation in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Next Generation's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Next Generation of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Next Generation Assets shall include no assets that Developing Growth, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DEVELOPING GROWTH AND NEXT GENERATION

     The obligations of Next Generation and Developing Growth hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Next Generation in accordance with the provisions of Next Generation's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Developing Growth;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Developing Growth or Next Generation to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Developing Growth or Next Generation;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Next Generation shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Next Generation Shareholders all of Next Generation's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to Developing Growth and Next Generation, which opinion may be relied upon by the shareholders of Next Generation, substantially to the effect that, for federal income tax purposes:

     (a) The transfer of Next Generation's assets in exchange for Developing Growth Shares and the assumption by Developing Growth of certain stated liabilities of Next Generation followed by the distribution by Next Generation of Developing Growth Shares to the Next Generation Shareholders in exchange for their Next Generation shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Next Generation and Developing Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Developing Growth upon the receipt of the assets of Next Generation solely in exchange for Developing Growth Shares and the assumption by Developing Growth of the stated liabilities of Next Generation;

     (c) No gain or loss will be recognized by Next Generation upon the transfer of the assets of Next Generation to Developing Growth in exchange for Developing Growth Shares and the assumption by Developing Growth of the stated liabilities or upon the distribution of Developing Growth Shares to the Next Generation Shareholders in exchange for their Next Generation shares;

     (d) No gain or loss will be recognized by the Next Generation Shareholders upon the exchange of the Next Generation shares for Developing Growth Shares;

     (e) The aggregate tax basis for Developing Growth Shares received by each Next Generation Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Next Generation shares held by each such Next Generation Shareholder immediately prior to the Reorganization;

     (f) The holding period of Developing Growth Shares to be received by each Next Generation Shareholder will include the period during which the Next Generation shares surrendered in exchange therefor were held (provided such Next Generation shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Next Generation acquired by Developing Growth will be the same as the tax basis of such assets to Next Generation immediately prior to the Reorganization; and

     (h) The holding period of the assets of Next Generation in the hands of Developing Growth will include the period during which those assets were held by Next Generation.

   Notwithstanding anything herein to the contrary, neither Developing Growth nor Next Generation may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Developing Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Next Generation shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Next Generation being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Next Generation's obligations specified in this Agreement), Next Generation's only obligation hereunder shall be to reimburse Developing Growth for all reasonable out-of-pocket fees and expenses incurred by Developing Growth in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Developing Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Developing Growth's obligations specified in this Agreement), Developing Growth's only obligation hereunder shall be to reimburse Next Generation for all reasonable out-of-pocket fees and expenses incurred by Next Generation in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Next Generation hereunder shall not survive the dissolution and complete liquidation of Next Generation in accordance with Section 1.9.


11.  TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of Next Generation and Developing
Growth;

     (b) by either Developing Growth or Next Generation by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before May 31, 2004; or

     (c) by either Developing Growth or Next Generation, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Next Generation Shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
   (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Developing Growth or Next Generation, or the trustees or officers of Developing Growth or Next Generation, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Developing Growth or Next Generation, or the trustees or officers of Developing Growth or Next Generation, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Developing Growth hereunder are solely those of Developing Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Developing Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Developing Growth and signed by authorized officers of Developing Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Next Generation hereunder are solely those of Next Generation. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Next Generation shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Next Generation and signed by authorized officers of Next Generation acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                         MORGAN STANLEY NEXT GENERATION TRUST



                         By:  /s/ CHARLES A. FIUMEFREDDO
                             --------------------------------------------------

                             Name:  Charles A. Fiumefreddo

                             Title:    Chairman



                         MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST



                         By:  /s/ BARRY FINK
                             --------------------------------------------------

                             Name: Barry Fink

                             Title:   Vice President

                                                                       EXHIBIT B

                                                           [MORGAN STANLEY LOGO]



[GRAPHIC OMITTED]

Morgan Stanley Developing Growth Securities Trust

A mutual fund that seeks long-term capital growth



                        Prospectus | November 29, 2002








THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS



THE FUND                    INVESTMENT OBJECTIVE ........................................  1

                            PRINCIPAL INVESTMENT STRATEGIES .............................  1

                            PRINCIPAL RISKS .............................................  1

                            PAST PERFORMANCE ............................................  4

                            FEES AND EXPENSES ...........................................  6

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ..................  7

                            ADDITIONAL RISK INFORMATION .................................  7

                            FUND MANAGEMENT .............................................  8

SHAREHOLDER INFORMATION     PRICING FUND SHARES .........................................  9

                            HOW TO BUY SHARES ...........................................  9

                            HOW TO EXCHANGE SHARES ...................................... 11

                            HOW TO SELL SHARES .......................................... 12

                            DISTRIBUTIONS ............................................... 14

                            TAX CONSEQUENCES ............................................ 15

                            SHARE CLASS ARRANGEMENTS .................................... 16

FINANCIAL HIGHLIGHTS        ............................................................. 24

MORGAN STANLEY FUNDS        .............................................. INSIDE BACK COVER



                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Developing Growth Securities Trust seeks long-term capital growth.


[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. In deciding which of these securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy. The Fund's other equity securities may include convertible securities and preferred stocks. The Fund will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Fund may also invest in securities issued in initial public offerings ("IPOs").

(sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)


The Fund may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


The remaining 35% of the Fund's assets may be invested in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities and investment grade debt securities.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.


[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Fund is associated with its investments in common stocks and other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

SMALL & MEDIUM CAPITALIZATION COMPANIES. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

SHARES OF IPOS. Fund purchases of shares issued in IPOs expose the Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.


OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with fixed-income securities.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
---------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.




                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS


                                   [BARCHART]
                                1992     -2.54
                                '93      30.8
                                '94      -4.61
                                '95      47.69
                                '96      12.25
                                '97      13.34
                                '98       7.81
                                '99      98.98
                                2000    -23.28
                                '01     -26.81


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2002 was -31.80%.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
(end sidebar)



During the periods shown in the bar chart, the highest return for a calendar quarter was 59.25% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.93% (quarter ended March 31, 2001).

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)



  ----------------------------------------------------------------------------
                                PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
  ----------------------------------------------------------------------------
  Class A(1)                       -30.08%           --               --
  ----------------------------------------------------------------------------
  Class C(1)                       -27.53%           --               --
  ----------------------------------------------------------------------------
  Class D(1)                       -26.08%           --               --
  ----------------------------------------------------------------------------
  Class B -- Returns Before
  Taxes                            -30.47%         6.19%           10.66%
  ----------------------------------------------------------------------------
  Class B -- Returns After
  Taxes on Distributions(2)        -30.47%         3.39%            8.25%
  ----------------------------------------------------------------------------
  Class B -- Returns After
  Taxes on Distributions
  and Sale of Fund Shares          -18.56%         4.98%            8.59%
  ----------------------------------------------------------------------------
  Russell 2500 Index(3)              1.22%        10.34%           13.13%
  ----------------------------------------------------------------------------
  Russell 2500 Growth
  Index(4)                         -10.83%         6.60%            9.49%
  ----------------------------------------------------------------------------

(1) Classes A, C and D commenced operations on July 28, 1997.


(2) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(3) The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Fund's benchmark was changed from the Russell 2500 Index to the Russell 2500 Growth Index to more accurately reflect the Fund's investable universe. The Russell 2500 Growth Index measures the performance of those 2,500 companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of Shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended September 30, 2002.
(end sidebar)




                                                     CLASS A      CLASS B      CLASS C     CLASS D
  ------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
  ------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)    None          None        None
  ------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None(2)       5.00%(3)     1.00%(4)    None
  ------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------
  Management fee                                      0.50%        0.50%        0.50%       0.50%
  ------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.22%        1.00%        1.00%       None
  ------------------------------------------------------------------------------------------------
  Other expenses                                      0.30%        0.30%        0.30%       0.30%
  ------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.02%        1.80%        1.80%       0.80%
  ------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.


(4) Only applicable if you sell your shares within one year after purchase.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A       $624        $833      $1,059       $1,707       $624        $833      $1,059      $1,707
----------------------------------------------------------   --------------------------------------------
 Class B       $683        $866      $1,175       $2,116       $183        $566      $  975      $2,116
----------------------------------------------------------   --------------------------------------------
 Class C       $283        $566      $  975       $2,116       $183        $566      $  975      $2,116
----------------------------------------------------------   --------------------------------------------
 Class D       $ 82        $255      $  444       $  990       $ 82        $255      $  444      $  990
----------------------------------------------------------   --------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


FIXED-INCOME SECURITIES. The Fund may invest up to 35% of its assets in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager.


DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially. Fixed-income securities rated Baa by Moody's Investors Service or BBB by Standard & Poor's have speculative characteristics.


[GRAPHIC OMITTED]
FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $120 billion in assets under management as of October 31, 2002.
(end sidebar)


The Fund's portfolio is managed by the Small/Mid Cap Growth team. Current members of the team include Dennis Lynch, an Executive Director of the Investment Manager, and John Roscoe, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended September 30, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.



(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)



Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.



(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)




                          MINIMUM INVESTMENT AMOUNTS



----------------------------------------------------------------
                                            MINIMUM INVESTMENT
                                           ---------------------
INVESTMENT OPTIONS                         INITIAL    ADDITIONAL
----------------------------------------------------------------
  Regular Accounts                         $1,000      $  100
----------------------------------------------------------------
  Individual Retirement Accounts:          $1,000      $  100
----------------------------------------------------------------
  Coverdell Education Savings Account      $  500      $  100
----------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                    $  100*     $  100*
----------------------------------------------------------------


*   Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley Developing Growth Securities Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------

OPTIONS           PROCEDURES
--------------------------------------------------------------------------------------------------------------------
By Letter         You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]   o  your account number;
                    o  the name of the Fund;
                    o  the dollar amount or the number of shares you wish to sell;
                    o  the Class of shares you wish to sell; and
                    o  the signature of each owner as it appears on the account.
                  --------------------------------------------------------------------------------------------------
                  If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                  --------------------------------------------------------------------------------------------------
                  Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                  --------------------------------------------------------------------------------------------------
                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                  --------------------------------------------------------------------------------------------------
Systematic        If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan   $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC OMITTED] annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                  --------------------------------------------------------------------------------------------------
                  Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                  section of this Prospectus.
                  --------------------------------------------------------------------------------------------------
                  To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                  MAXIMUM
 CLASS     SALES CHARGE                                                                       ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------------------------------------
A          Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
           shares sold without an initial sales charge are generally subject to a 1.0% CDSC
           during the first year                                                                   0.25%
--------------------------------------------------------------------------------------------------------------
B          Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.00%
--------------------------------------------------------------------------------------------------------------
C          1.0% CDSC during the first year                                                         1.00%
--------------------------------------------------------------------------------------------------------------
D          None                                                                                    None
--------------------------------------------------------------------------------------------------------------



CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                  5.54%
------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                  4.99%
------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                  4.17%
------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                  3.09%
------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                  2.56%
------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                  2.04%
------------------------------------------------------------------------------------
  $1 million and over                          0.00%                  0.00%
------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.


COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of

Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together "Morgan Stanley Eligible Plans"), provided that, in the case of
    (i) and (ii) above, any such plan has at least 200 eligible employees.


o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                        CDSC AS A PERCENTAGE
  YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-------------------------------------------------------------
  First                                      5.0%
-------------------------------------------------------------
  Second                                     4.0%
-------------------------------------------------------------
  Third                                      3.0%
-------------------------------------------------------------
  Fourth                                     2.0%
-------------------------------------------------------------
  Fifth                                      2.0%
-------------------------------------------------------------
  Sixth                                      1.0%
-------------------------------------------------------------
  Seventh and thereafter                     None
-------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS.  A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o   Sales of shares held for you as a participant in a Morgan Stanley Eligible
    Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley DW.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                      ----------------------------------------------------------------------
                                                         2002            2001           2000          1999           1998
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $15.20          $37.74         $31.44        $20.38         $27.50
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.11)           0.00          (0.12)       (0.07)          (0.06)
   Net realized and unrealized gain (loss)               (2.57)         (14.40)         12.89        11.50           (4.75)
                                                        ------          ------         ------        ------         ------
 Total income (loss) from investment operations          (2.68)         (14.40)         12.77        11.43           (4.81)
----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (8.14)         (6.47)       (0.37)          (2.31)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $12.52          $15.20         $37.74        $31.44         $20.38
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (17.63)%        (45.93)%        40.16%    56.81%            (18.26)%
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.02%           0.88%          0.85%        0.90%           0.94%
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.68)%          0.00%         (0.35)%     (0.25)%          (0.23)%
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $14,826         $17,906        $44,008      $15,246          $5,822
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   237%            213%           184%         172%            178%
----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES
                                                                     FOR THE YEAR ENDED SEPTEMBER 30,
                                                   -----------------------------------------------------------------------
                                                       2002          2001           2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $14.51        $36.70            $30.90      $20.19        $27.46
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.23)        (0.18)            (0.44)      (0.27)        (0.20)
   Net realized and unrealized gain (loss)             (2.42)       (13.87)            12.71       11.35         (4.76)
                                                       ------        ------            ------      ------        ------
 Total income (loss) from investment operations        (2.65)       (14.05)            12.27       11.08         (4.96)
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                --         (8.14)            (6.47)      (0.37)        (2.31)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.86        $14.51            $36.70      $30.90        $20.19
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (18.26)%      (46.37)%           39.12%      55.59%       (18.88)%
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                1.80%         1.70%             1.61%       1.70%         1.69%
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                    (1.46)%       (0.82)%           (1.11)%     (1.05)%       (0.98)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $276,387      $443,652        $1,056,116    $770,392      $596,834
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  237%          213%              184%        172%          178%
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES
                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                    ---------------------------------------------------------------------------
                                                         2002            2001            2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $14.54          $36.76           $30.95        $20.19          $27.46
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.23)          (0.18)            (0.42)       (0.25)           (0.23)
   Net realized and unrealized gain (loss)             (2.43)         (13.90)            12.70        11.38            (4.73)
                                                       ------          ------           ------        ------          ------
 Total income (loss) from investment operations        (2.66)         (14.08)            12.28        11.13            (4.96)
-------------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                --           (8.14)            (6.47)       (0.37)           (2.31)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.88          $14.54            $36.76        $30.95          $20.19
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (18.29)%        (46.37)%           39.09%        55.84%         (18.88)%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.80%           1.70%             1.61%         1.58%           1.69%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (1.46)%         (0.82)%           (1.11)%       (0.93)%         (0.98)%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $5,986          $7,793           $17,007        $4,728          $2,185
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 237%            213%              184%          172%            178%
-------------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES
                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                      ----------------------------------------------------------------------
                                                         2002            2001           2000          1999           1998
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $15.41          $38.07         $31.60       $20.44         $27.51
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[+/+]                     (0.07)           0.03           0.03        (0.01)          0.01
   Net realized and unrealized gain (loss)               (2.62)         (14.55)         12.91        11.54          (4.77)
                                                        ------          ------         ------       ------         ------
 Total income (loss) from investment operations          (2.69)         (14.52)         12.94        11.53          (4.76)
----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (8.14)         (6.47)       (0.37)         (2.31)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $12.72          $15.41         $38.07        $31.60        $20.44
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (17.46)%        (45.83)%        40.53%        57.14%       (18.05)%
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.80%           0.70%          0.61%         0.70%         0.69%
----------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                            (0.46)%          0.18%         (0.11)%       (0.05)%        0.02%
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $62,606         $57,436        $66,696        $6,625        $3,291
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   237%            213%           184%          172%          178%
----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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28

MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------


 o GLOBAL/INTERNATIONAL FUNDS


   European Growth Fund

   Fund of Funds - International Portfolio


   Global Advantage Fund

   Global Dividend Growth Securities

   Global Utilities Fund

   International Fund

   International SmallCap Fund

   International Value Equity Fund

   Japan Fund

   Latin American Growth Fund

   Pacific Growth Fund


 o GROWTH FUNDS

   21st Century Trend Fund

   Aggressive Equity Fund

   All Star Growth Fund


   American Opportunities Fund

   Biotechnology Fund

   Capital Opportunities Trust


   Developing Growth Securities Trust

   Financial Services Trust

   Growth Fund

   Health Sciences Trust

   Information Fund

   KLD Social Index Fund


   Market Leader Trust
   Nasdaq-100 Index Fund


   Natural Resource Development Securities

   New Discoveries Fund

   Next Generation Trust


   Small-Mid Special Value Fund

   Special Growth Fund


   Special Value Fund

   Tax-Managed Growth Fund

   Technology Fund




o  GROWTH + INCOME FUNDS

   Balanced Growth Fund

   Balanced Income Fund

   Convertible Securities Trust

   Dividend Growth Securities

   Equity Fund

   Fund of Funds - Domestic Portfolio


   Fundamental Value Fund


   Income Builder Fund


   Mid-Cap Value Fund


   Real Estate Fund


   S&P 500 Index Fund


   Strategist Fund

   Total Market Index Fund

   Total Return Trust

   Utilities Fund

   Value Fund

   Value-Added Market Series/ Equity Portfolio


 o INCOME FUNDS

   Diversified Income Trust

   Federal Securities Trust

   High Yield Securities

   Intermediate Income Securities

   Limited Duration Fund(NL)

   Limited Duration U.S. Treasury Trust

   Liquid Asset Fund(MM)

   North American Government Income Trust

   U.S. Government Money Market Trust(MM)


   U.S. Government Securities Trust


 o TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust(MM)

   California Tax-Free Income Fund

   Hawaii Municipal Trust(FSC)

   Limited Term Municipal Trust(NL)

   Multi-State Municipal Series Trust(FSC)

   New York Municipal Money Market Trust(MM)

   New York Tax-Free Income Fund

   Tax-Exempt Securities Trust

   Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

 Class A:               DGRAX     Class C:               DGRCX
------------------------------   ------------------------------
 Class B:               DGRBX     Class D:               DGRDX
------------------------------   ------------------------------



                        (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3639)
                                                                       CLF#37905





                                                           [MORGAN STANLEY LOGO]
[GRAPHIC OMITTED]

Morgan Stanley Developing
Growth Securities Trust

A mutual fund that seeks long-term capital growth


                                                  Prospectus | November 29, 2002

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
LETTER TO THE SHAREHOLDERS o MARCH 31, 2003

DEAR SHAREHOLDER:

The six-month period ended March 31, 2003 remained a volatile environment for growth investors. Following a broad-based decline during the third quarter of 2002, the markets, led by technology stocks, rebounded during the fourth quarter. Most of the market strength occurred in October and November, led by semiconductors, software and telecommunications. The market seemed to react favorably to several factors including more positive third-quarter earnings announcements, the Federal Reserve's decision to cut short-term interest rates by 50 basis points, as well as mid-term election results, in which the Republican Party increased its House majority and gained control of the Senate. However, stocks gave back some of their gains during December and January, amid escalating geopolitical uncertainty with respect to Iraq and North Korea. Concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of six percent. In addition, energy prices rose sharply triggered by increased tensions with Iraq and an oil strike in Venezuela.

The first quarter of 2003 began under a continued cloud of global uncertainty. Once it became clear that diplomacy would not resolve the Iraq situation and war was imminent, the market rallied as many sidelined investors decided to participate. From that point on, day-to-day market volatility appeared to be highly correlated to the latest war report. Consumer sentiment, measured by the University of Michigan, improved during February and March, but remains historically low. Mortgage refinance applications averaged roughly 8,800 over the last three weeks of the quarter, exceeding prior record levels of 6,800 reached last October.

PERFORMANCE AND PORTFOLIO STRATEGY

For the six months ended March 31, 2003, Morgan Stanley Developing Growth Securities Trust's Class A, B, C, and D shares returned 4.71 percent, 4.30 percent, 4.38 percent, and 4.80 percent, respectively. For the same period, the Russell 2500 Growth Index(1) returned 4.81 percent. Performance varies among the Fund's four classes as a result of different expenses associated with the various classes. These figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Past performance is no guarantee of future results.

The Fund performed in line with its benchmark index. Sector allocation detracted from performance while stock selection contributed positively. The largest detractor from performance was the underweight and stock selection in the technology sector, where Intuit, UTStarcom, and Flextronics International had the most significant negative impact on performance. Stock selection in the producer durables sector also had a negative impact on performance, where agricultural equipment manufacturer AGCO detracted.

--------------
(1) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
LETTER TO THE SHAREHOLDERS o MARCH 31, 2003 continued

The strongest contribution to performance came from health care. In general, the Fund benefited from our emphasis on more stable growth companies. The top contributor was Varian Medical Systems, which designs and manufactures radiation equipment for treating cancer. The company has experienced strong earnings growth, reflecting continued adoption of its IMRT technology. Other solid performers included the biotechnology company, Scios, and the medical waste company, Stericycle. In addition, the energy sector also contributed to performance primarily due to stock selection and a moderate overweight position. Within the energy sector, the main contributors to performance were E&P Company and XTO Energy while oil services companies such as BJ Services and Key Energy Services also positively impacted performance. Additional performance resulted from an overweight and stock selection in utilities, one of the best performing sectors in the Index.

LOOKING AHEAD

The commencement of the war and subsequent end of armed conflict in Iraq eliminated one major uncertainty hampering the markets. However, we await reports of stronger economic data to confirm the strength that we are witnessing in some parts of the economy. The war did cause some companies across all sectors of the economy to restrain their spending, which appears to be a brief pause indicating its impact on corporate fundamentals are only transitory. We are now about halfway through the March reporting period for corporate earnings. While some companies are still cautious in their outlook, many have reported earnings that have exceeded the expectations of Wall Street. Although it may still be too soon to be outright bullish, we are growing more optimistic about the economy and have begun to incrementally shift the portfolio toward more cyclical growth stocks. As always, we remain very focused on fundamental company research.

We appreciate your ongoing support of the Morgan Stanley Developing Growth Securities Trust and look forward to the opportunity to meet your investment needs.



Very truly yours,

[SIGNATURE OMITTED]                          [SIGNATURE OMITTED]
/s/ Charles A. Fiumefreddo                   /s/ Mitchell M. Merin
Chairman of the Board                        President and CEO

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FUND PERFORMANCE o MARCH 31, 2003


           AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                                 CLASS A SHARES*
--------------------------------------------------------------------------------
1 Year                              (25.64)%(1)        (29.54)%(2)
5 Years                              (4.44)%(1)         (5.47)%(2)
Since Inception (7/28/97)            (1.16)%(1)         (2.10)%(2)

                                CLASS B SHARES**
--------------------------------------------------------------------------------
1 Year                              (26.19)%(1)        (29.88)%(2)
5 Years                              (5.19)%(1)         (5.42)%(2)
10 Years                              6.83 %(1)          6.83 %(2)

                                CLASS C SHARES+
--------------------------------------------------------------------------------
1 Year                              (26.19)%(1)        (26.93)%(2)
5 Years                              (5.16)%(1)         (5.16)%(2)
Since Inception (7/28/97)            (1.90)%(1)         (1.90)%(2)

                                CLASS D SHARES++
--------------------------------------------------------------------------------
1 Year                              (25.45)%(1)
5 Years                              (4.23)%(1)
Since Inception (7/28/97)            (0.95)%(1)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

--------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum CDSC for Class C is 1.0% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003 (UNAUDITED)

 NUMBER OF
  SHARES                                                        VALUE
------------------------------------------------------------------------
                       Common Stocks (94.3%)
                       Aerospace & Defense (0.8%)
 35,100                Alliant Techsystems, Inc.* .......   $  1,895,751
180,600                Orbital Sciences Corp.* ..........        933,702
                                                            ------------
                                                               2,829,453
                                                            ------------
                       Air Freight/Couriers (2.5%)
 90,500                C.H. Robinson Worldwide,
                         Inc. ...........................      2,959,350
160,700                Expeditors International of
                         Washington, Inc. ...............      5,777,165
                                                            ------------
                                                               8,736,515
                                                            ------------
                       Airlines (0.4%)
 53,600                JetBlue Airways Corp.* ...........      1,485,256
                                                            ------------
                       Apparel/Footwear (0.5%)
 49,800                Coach, Inc.* .....................      1,908,834
                                                            ------------
                       Apparel/Footwear Retail (4.3%)
247,925                Abercrombie & Fitch Co.
                         (Class A)* .....................      7,445,188
184,825                Chico's FAS, Inc.* ...............      3,696,500
119,600                Hot Topic, Inc.* .................      2,787,876
 27,800                Ross Stores, Inc. ................      1,004,970
                                                            ------------
                                                              14,934,534
                                                            ------------
                       Biotechnology (7.0%)
 76,400                Affymetrix, Inc.* ................      1,986,400
 48,500                Amylin Pharmaceuticals,
                         Inc.* ..........................        785,700
152,200                BioMarin Pharmaceutical,
                         Inc.* ..........................      1,727,470
106,550                Celgene Corp.* ...................      2,778,824
272,450                Dendreon Corp.* ..................      1,277,790
 91,900                Gen-Probe Inc.* ..................      2,080,616
 77,600                Genzyme Corp. (General
                         Division)* .....................      2,828,520
111,650                IDEC Pharmaceuticals Corp.*.......      3,842,881
103,200                MedImmune, Inc.* .................      3,388,056
184,500                NPS Pharmaceuticals, Inc.* .......      2,852,370
 31,400                Techne Corp.* ....................        649,038
                                                            ------------
                                                              24,197,665
                                                            ------------

 NUMBER OF
  SHARES                                                        VALUE
------------------------------------------------------------------------
                       Broadcasting (2.6%)
203,100                Radio One, Inc. (Class D)* .......   $  2,689,044
 57,000                Univision Communications,
                         Inc. (Class A)* ................      1,397,070
133,125                Westwood One, Inc.* ..............      4,158,825
150,200                XM Satellite Radio Holdings
                         Inc. (Class A)* ................        884,678
                                                            ------------
                                                               9,129,617
                                                            ------------
                       Cable/Satellite TV (0.9%)
104,000                EchoStar Communications
                         Corp. (Class A)* ...............      3,003,520
                                                            ------------
                       Casino/Gaming (3.5%)
270,390                GTECH Holdings Corp.* ............      8,830,937
191,250                Penn National Gaming, Inc.* ......      3,394,687
                                                            ------------
                                                              12,225,624
                                                            ------------
                       Commercial Printing/Forms (1.1%)
 99,600                Deluxe Corp. .....................      3,996,948
                                                            ------------
                       Computer Communications (1.1%)
102,400                Emulex Corp.* ....................      1,960,960
233,600                Juniper Networks, Inc.* ..........      1,908,512
                                                            ------------
                                                               3,869,472
                                                            ------------
                       Computer Peripherals (1.6%)
171,850                Storage Technology Corp.* ........      3,474,807
 33,350                Zebra Technologies Corp.
                         (Class A)* .....................      2,147,740
                                                            ------------
                                                               5,622,547
                                                            ------------
                       Contract Drilling (0.5%)
 51,700                Patterson-UTI Energy, Inc.* ......      1,673,012
                                                            ------------
                       Data Processing Services (1.1%)
 19,600                Affiliated Computer Services,
                         Inc. (Class A)* ................        867,496
 52,200                BISYS Group, Inc. (The)* .........        851,904
 87,100                CheckFree Corp.* .................      1,958,008
                                                            ------------
                                                               3,677,408
                                                            ------------
                       Discount Stores (1.8%)
215,600                Dollar Tree Stores, Inc.* ........      4,290,440
 71,600                Fred's, Inc. .....................      1,994,060
                                                            ------------
                                                               6,284,500
                                                            ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                                        VALUE
------------------------------------------------------------------------
                       Electronic Components (0.4%)
  37,150               QLogic Corp.* ....................   $  1,379,751
                                                            ------------
                       Electronic Distributors (0.2%)
156,100                CompuCom Systems, inc.* ..........        546,350
                                                            ------------
                       Electronic Production Equipment (1.4%)
 24,900                KLA-Tencor Corp.* ................        894,956
 84,350                Lam Research Corp.* ..............        960,662
 60,500                MKS Instruments, Inc.* ...........        756,250
 39,150                Novellus Systems, Inc.* ..........      1,067,620
 24,000                Synopsys, Inc.* ..................      1,021,440
                                                            ------------
                                                               4,700,928
                                                            ------------
                       Engineering & Construction (0.5%)
 42,600                Jacobs Engineering Group,
                         Inc.* ..........................      1,789,626
                                                            ------------
                       Finance/Rental/Leasing (0.8%)
  6,500                Comdisco Holding Company,
                         Inc.* ..........................        875,225
 53,000                Doral Financial Corp. ............      1,873,550
                                                            ------------
                                                               2,748,775
                                                            ------------
                       Financial Publishing/Services (0.9%)
 78,500                Dun & Bradstreet Corp.* ..........      3,002,625
                                                            ------------
                       Food: Major Diversified (0.5%)
213,000                Del Monte Foods Co.* .............      1,588,980
                                                            ------------
                       Food: Specialty/Candy (1.8%)
 52,500                Hershey Foods Corp. ..............      3,289,650
169,950                Peet's Coffee & Tea, Inc.* .......      2,817,771
                                                            ------------
                                                               6,107,421
                                                            ------------
                       Gas Distributors (0.6%)
 47,300                UGI Corp. ........................      2,161,610
                                                            ------------
                       Home Building (1.0%)
 10,600                NVR, Inc.* .......................      3,487,400
                                                            ------------
                       Hotels/Resorts/Cruiselines (1.8%)
414,400                Royal Caribbean Cruises Ltd.......      6,228,432
                                                            ------------
                       Information Technology Services (0.4%)
 96,900                PeopleSoft, Inc.* ................      1,482,570
                                                            ------------
                       Insurance Brokers/Services (0.9%)
102,850                Hilb, Rogal & Hamilton Co. .......      3,213,034
                                                            ------------

 NUMBER OF
  SHARES                                                        VALUE
------------------------------------------------------------------------
                       Internet Software/Services (0.4%)
127,750                BEA Systems, Inc.* ...............   $  1,301,772
                                                            ------------
                       Managed Health Care (1.7%)
252,800                Caremark Rx, Inc.* ...............      4,588,320
 30,700                Mid Atlantic Medical Services,
                         Inc.* ..........................      1,244,885
                                                            ------------
                                                               5,833,205
                                                            ------------
                       Medical Specialties (6.6%)
 45,700                Beckman Coulter, Inc. ............      1,555,171
 45,600                DENTSPLY International, Inc.......      1,586,424
128,250                Merit Medical Systems, Inc.*......      2,443,162
 66,100                St. Jude Medical, Inc.* ..........      3,222,375
 59,300                SurModics, Inc. * ................      1,832,963
212,850                Varian Medical Systems,
                         Inc.* ..........................     11,479,001
 14,600                Zimmer Holdings, Inc.* ...........        709,998
                                                            ------------
                                                              22,829,094
                                                            ------------
                       Miscellaneous Commercial
                         Services (2.1%)
101,900                Corporate Executive Board
                         Co. (The)* .....................      3,629,678
 72,850                Fair, Isaac, Inc. ................      3,702,237
                                                            ------------
                                                               7,331,915
                                                            ------------
                       Movies/Entertainment (0.5%)
 34,250                Pixar, Inc.* .....................      1,852,240
                                                            ------------
                       Office Equipment/Supplies (0.4%)
 24,300                Avery Dennison Corp. .............      1,425,681
                                                            ------------
                       Oil & Gas Production (1.6%)
  8,700                Apache Corp. .....................        537,138
194,500                Hurricane Hydrocarbons Ltd.
                         (Class A) (Canada)* ............      1,968,340
 11,000                Kerr-McGee Corp. .................        446,710
145,733                XTO Energy Inc. ..................      2,768,927
                                                            ------------
                                                               5,721,115
                                                            ------------
                       Oil Refining/Marketing (0.5%)
 44,600                Valero Energy Corp. ..............      1,845,548
                                                            ------------
                       Oilfield Services/Equipment (1.7%)
 33,700                BJ Services Co.* .................      1,158,943
 66,000                Halliburton Co. ..................      1,368,180
 90,050                Key Energy Services, Inc.* .......        907,704

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------
  53,200               Lone Star Technologies, Inc.*.......   $  1,123,584
  38,650               Smith International, Inc.* .........      1,361,640
                                                              ------------
                                                                 5,920,051
                                                              ------------
                       Other Consumer Services (4.4%)
100,750                Block (H.&R.), Inc. ................      4,301,018
 23,100                Career Education Corp.* ............      1,130,052
 94,050                Corinthian Colleges, Inc.* .........      3,714,975
 16,500                Expedia, Inc. * ....................        852,390
 20,000                Hotels.com (Class A)* ..............      1,153,500
 92,500                Weight Watchers International,
                         Inc.* ............................      4,259,625
                                                              ------------
                                                                15,411,560
                                                              ------------
                       Packaged Software (2.9%)
 80,350                Intuit Inc.* .......................      2,989,020
 54,000                Mercury Interactive Corp.* .........      1,602,720
 84,150                Symantec Corp.* ....................      3,296,997
119,700                VERITAS Software Corp.* ............      2,104,326
                                                              ------------
                                                                 9,993,063
                                                              ------------
                       Pharmaceuticals: Other (1.3%)
 28,900                Altana AG (ADR) (Germany)* .........      1,366,681
 12,900                Atlana AG (Germany)* ...............        605,011
 63,800                Teva Pharmaceutical
                         Industries Ltd. (ADR)
                         (Israel) .........................      2,657,270
                                                              ------------
                                                                 4,628,962
                                                              ------------
                       Property - Casualty Insurers (0.5%)
 46,150                RenaissanceRe Holdings Ltd.
                         (Bermuda) ........................      1,848,308
                                                              ------------
                       Publishing: Newspapers (0.6%)
 39,350                Media General, Inc. (Class A).......      1,937,594
                                                              ------------
                       Recreational Products (1.5%)
 65,500                International Game
                         Technology* ......................      5,364,450
                                                              ------------
                       Regional Banks (0.9%)
 77,150                Banknorth Group, Inc. ..............      1,682,642
 33,600                UCBH Holdings, Inc. ................      1,477,728
                                                              ------------
                                                                 3,160,370
                                                              ------------

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------
                       Restaurants (5.1%)
 76,700                Brinker International, Inc.* .......   $  2,339,350
107,100                Chicago Pizza & Brewery,
                         Inc.* ............................        751,842
 81,950                Outback Steakhouse, Inc.
                         (The) ............................      2,899,391
 49,250                P.F. Chang's China Bistro,
                         Inc.* ............................      1,822,250
218,550                Sonic Corp.* .......................      5,564,283
126,100                Starbucks Corp.* ...................      3,248,336
 42,150                Wendy's International, Inc. ........      1,159,547
                                                              ------------
                                                                17,784,999
                                                              ------------
                       Savings Banks (2.5%)
 60,350                New York Community
                         Bancorp, Inc. ....................      1,798,430
237,300                Provident Financial Services,
                         Inc.* ............................      3,751,713
185,400                TierOne Corp.* .....................      3,049,830
                                                              ------------
                                                                 8,599,973
                                                              ------------
                       Semiconductors (5.0%)
242,700                Altera Corp.* ......................      3,286,158
294,600                Exar Corp.* ........................      3,744,366
 65,500                International Rectifier Corp.*......      1,288,385
 92,200                Marvell Technology Group Ltd.
                         (Bermuda)* .......................      1,953,718
 51,000                Maxim Integrated Products,
                         Inc. .............................      1,842,120
115,662                Microchip Technology Inc. ..........      2,301,674
134,000                Xilinx, Inc.* ......................      3,136,940
                                                              ------------
                                                                17,553,361
                                                              ------------
                       Services to the Health Industry (4.1%)
 45,100                Accredo Health, Inc.* ..............      1,097,689
 62,000                Laboratory Corp. of America
                         Holdings* ........................      1,838,300
301,700                Stericycle, Inc.* ..................     11,340,903
                                                              ------------
                                                                14,276,892
                                                              ------------
                       Specialty Stores (2.9%)
 90,350                Bed Bath & Beyond Inc.* ............      3,120,689
100,100                Dick's Sporting Goods, Inc.*........      2,293,291
140,300                Tractor Supply Company* ............      4,632,706
                                                              ------------
                                                                10,046,686
                                                              ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003 (UNAUDITED) continued


 NUMBER OF
  SHARES                                             VALUE
-------------------------------------------------------------
             Specialty Telecommunications (0.9%)
107,000      Boston Communications
               Group, Inc.* ...................   $ 1,675,620
 98,400      IDT Corp. (Class B)* .............     1,484,856
                                                  -----------
                                                    3,160,476
                                                  -----------
             Telecommunication Equipment (2.0%)
 30,800      Garmin Ltd. (Cayman
               Islands)* ......................     1,102,640
 58,400      Trimble Navigation Ltd.* .........     1,106,096
235,200      UTStarcom, Inc.* .................     4,701,648
                                                  -----------
                                                    6,910,384
                                                  -----------
             Trucking (0.5%)
 27,600      Landstar System, Inc.* ...........     1,587,000
                                                  -----------
             Water Utilities (1.6%)
249,050      Philadelphia Suburban Corp. ......     5,466,648
                                                  -----------
             Wireless Telecommunications (1.2%)
315,100      Nextel Communications, Inc.
               (Class A)* .....................     4,219,189
                                                  -----------
             Total Common Stocks
             (Cost $322,968,899)...............   328,022,943
                                                  -----------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              Convertible Bonds (2.1%)

              Cable/Satellite TV (1.2%)
$   4,240     EchoStar Communications
                Corp. 4.875% due
                01/01/07 .................          4,107,500
                                                 ------------
              Oilfield Services/Equipment (0.1%)
      380     Key Energy Group, Inc. 5.00%
                due 09/15/04 .............            370,975
                                                 ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                         VALUE
-----------                                   ---------------
              Semiconductors (0.8%)
$  2,900      ASM Lithography Holding N.V.
              - 144A** (Netherlands)
              4.25% due 11/30/04 ..........      $  2,657,270
                                                 ------------
              Total Convertible Bonds
              (Cost $6,897,362)............         7,135,745
                                                 ------------
              Short-Term Investment (3.9%)
              Repurchase Agreement

  13,607      Joint repurchase agreement
               account 1.345% due
                04/01/03 (dated
                03/31/03; proceeds
              $ 13,607,508) (a)
               (Cost $13,607,000)..........        13,607,000
                                                 ------------
Total Investments
(Cost $343,473,261) (b).........     100.3 %      348,765,688

Liabilities in Excess of Other
Assets .........................      (0.3)        (1,072,978)
                                     -----       ------------
Net Assets .....................     100.0 %     $347,692,710
                                     =====       ============

---------------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $24,114,755 and the aggregate gross unrealized depreciation is $18,822,328, resulting in net unrealized appreciation of $5,292,427.


                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003 (unaudited)

Assets:
Investments in securities, at value
  (cost $343,473,261)............................   $348,765,688
Receivable for:
     Investments sold ...........................     10,809,557
     Shares of beneficial interest sold .........        642,514
     Interest ...................................         94,448
     Dividends ..................................         90,100
Prepaid expenses and other assets ...............         93,554
                                                    ------------
   Total Assets .................................    360,495,861
                                                    ------------
Liabilities:
Payable for:
     Investments purchased ......................     11,787,963
     Shares of beneficial interest
        redeemed ................................        474,166
     Distribution fee ...........................        222,232
     Investment management fee ..................        147,238
Accrued expenses and other payables .............        171,552
                                                    ------------
   Total Liabilities ............................     12,803,151
                                                    ------------
   Net Assets ...................................   $347,692,710
                                                    ============
Composition of Net Assets:
Paid-in-capital .................................   $685,320,421
Net unrealized appreciation .....................      5,292,427
Accumulated net investment loss .................     (2,153,092)
Accumulated net realized loss ...................   (340,767,046)
                                                    ------------
   Net Assets ...................................   $347,692,710
                                                    ============
Class A Shares:
Net Assets ......................................    $17,348,304
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      1,322,907
   Net Asset Value Per Share ....................         $13.11
                                                          ======
     Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................         $13.84
                                                          ======
Class B Shares:
Net Assets ......................................   $251,134,607
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     20,307,650
   Net Asset Value Per Share ....................         $12.37
                                                          ======
Class C Shares:
Net Assets ......................................     $5,542,624
Shares Outstanding (unlimited authorized,
  $.01 par value)................................        447,041
   Net Asset Value Per Share ....................         $12.40
                                                          ======
Class D Shares:
Net Assets ......................................    $73,667,175
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      5,525,618
   Net Asset Value Per Share ....................         $13.33
                                                          ======

Statement of Operations
For the six months ended March 31, 2003 (Unaudited)


Net Investment Loss:
Income
Dividends (net of $3,111 foreign
  withholding tax) ............................   $   713,982
Interest ......................................       225,348
                                                  -----------
   Total Income ...............................       939,330
                                                  -----------
Expenses
Distribution fee (Class A shares) .............        10,724
Distribution fee (Class B shares) .............     1,354,443
Distribution fee (Class C shares) .............        27,280
Investment management fee .....................       909,574
Transfer agent fees and expenses ..............       597,311
Shareholder reports and notices ...............        39,536
Registration fees .............................        28,938
Professional fees .............................        26,131
Custodian fees ................................        23,645
Trustees' fees and expenses ...................        10,532
Other .........................................         6,747
                                                  -----------
   Total Expenses .............................     3,034,861
                                                  -----------
   Net Investment Loss ........................    (2,095,531)
                                                  -----------
Net Realized and Unrealized Gain (Loss):
Net realized loss .............................   (26,966,263)
Net change in unrealized appreciation .........    44,616,046
                                                  -----------
   Net Gain ...................................    17,649,783
                                                  -----------
Net Increase ..................................   $15,554,252
                                                  ===========

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             FOR THE SIX          FOR THE YEAR
                                                                                            MONTHS ENDED             ENDED
                                                                                           MARCH 31, 2003      SEPTEMBER 30, 2002
                                                                                          ----------------    -------------------
                                                                                           (unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment loss ..................................................................... $     (2,095,531)   $        (6,715,489)
Net realized loss .......................................................................      (26,966,263)          (100,007,116)
Net change in unrealized appreciation (depreciation) ....................................       44,616,046             31,007,492
                                                                                          ----------------    -------------------
  Net Increase (Decrease) ...............................................................       15,554,252            (75,715,113)

Net decrease from transactions in shares of beneficial interest .........................      (27,666,419)           (91,266,754)
                                                                                          ----------------    -------------------

  Net Decrease ..........................................................................      (12,112,167)          (166,981,867)

Net Assets:
Beginning of period .....................................................................      359,804,877            526,786,744
                                                                                          ----------------    -------------------
End of Period
(Including accumulated net investment losses of $2,153,092 and $57,561, respectively).... $    347,692,710    $       359,804,877
                                                                                          ================    ===================


                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Developing Growth Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 (UNAUDITED) continued

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 (UNAUDITED) continued

are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million and 0.475% to the portion of the daily net assets exceeding $500 million.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,688,583 at March 31, 2003.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 (UNAUDITED) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.13% and 0.90%, respectively.

The Distributor has informed the Fund that for the six months ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $30, $123,162 and $1,110, respectively and received $3,695 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2003 aggregated $342,946,295 and $374,885,798, respectively. Included in the aforementioned transactions are purchases and sales of $1,104,510 and $272,565, respectively, for portfolio transactions with other Morgan Stanley funds, including a realized gain of $67,521.

For the six months ended March 31, 2003, the Fund incurred brokerage commissions of $52,821 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At March 31, 2003, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with Morgan Stanley & Co. of $1,620,679 and $1,142,518, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $25,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 2003 included in Directors' fees and expenses in the Statement of Operations amounted to $3,754. At March 31, 2003, the Fund had an accrued pension liability of $58,347 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 (UNAUDITED) continued

5. FEDERAL INCOME TAX STATUS

As of September 30, 2002, the Fund had a net capital loss carryover of approximately $221,854,000 of which $8,839,000 will be available through September 30, 2009 and $213,015,000 will be available through September 30, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $84,849,000 during fiscal 2002.

As of September 30, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                            FOR THE SIX                      FOR THE YEAR
                                           MONTHS ENDED                         ENDED
                                          MARCH 31, 2003                  SEPTEMBER 30, 2002
                                 --------------------------------- --------------------------------
                                            (unaudited)
                                      SHARES           AMOUNT            SHARES          AMOUNT
                                 --------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ...........................       557,946     $   7,453,528          686,292    $   11,260,111
Redeemed .......................      (418,963)       (5,558,435)        (680,071)      (11,127,780)
                                      --------     -------------         --------    --------------
Net increase - Class A .........       138,983         1,895,093            6,221           132,331
                                      --------     -------------         --------    --------------
CLASS B SHARES
Sold ...........................       391,656         4,917,492        1,654,466        26,324,800
Redeemed .......................    (3,387,839)      (41,994,981)      (8,923,340)     (136,371,716)
                                    ----------     -------------       ----------    --------------
Net decrease - Class B .........    (2,996,183)      (37,077,489)      (7,268,874)     (110,046,916)
                                    ----------     -------------       ----------    --------------
CLASS C SHARES
Sold ...........................       133,583         1,713,327          290,919         4,705,017
Redeemed .......................      (190,208)       (2,403,244)        (323,089)       (5,041,970)
                                    ----------     -------------       ----------    --------------
Net decrease - Class C .........       (56,625)         (689,917)         (32,170)         (336,953)
                                    ----------     -------------       ----------    --------------
CLASS D SHARES
Sold ...........................     1,404,120        18,842,760        3,190,532        51,602,672
Redeemed .......................      (799,451)      (10,636,866)      (1,996,435)      (32,617,888)
                                    ----------     -------------       ----------    --------------
Net increase - Class D .........       604,669         8,205,894        1,194,097        18,984,784
                                    ----------     -------------       ----------    --------------
Net decrease in Fund ...........    (2,309,156)    $ (27,666,419)      (6,100,726)   $  (91,266,754)
                                    ==========     =============       ==========    ==============

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS O MARCH 31, 2003 (UNAUDITED) continued

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At March 31, 2003, there were no outstanding forward contracts.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                      FOR THE SIX                    FOR THE YEAR ENDED SEPTEMBER 30,
                                                     MONTHS ENDED       ----------------------------------------------------------
                                                    MARCH 31, 2003       2002          2001          2000        1999        1998
                                                    --------------      ------        ------        ------      ------      ------
                                                      (unaudited)
Class A Shares

Selected Per Share Data:

Net asset value, beginning of period .............      $12.52          $15.20        $37.74        $31.44      $20.38      $27.50
                                                        ------          ------        ------        ------      ------      ------
Income (loss) from investment operations:
 Net investment loss[+/+].........................       (0.03)          (0.11)         0.00         (0.12)      (0.07)      (0.06)
 Net realized and unrealized gain (loss) .........        0.62           (2.57)       (14.40)        12.89       11.50       (4.75)
                                                        ------          ------        ------        ------      ------      ------
Total income (loss) from investment operations ...        0.59           (2.68)       (14.40)        12.77       11.43       (4.81)
                                                        ------          ------        ------        ------      ------      ------
Less distributions from net realized gain ........           -               -         (8.14)        (6.47)      (0.37)      (2.31)
                                                        ------          ------        ------        ------      ------      ------
Net asset value, end of period ...................      $13.11          $12.52        $15.20        $37.74      $31.44      $20.38
                                                        ======          ======        ======        ======      ======      ======

Total Return+.....................................        4.71%(1)      (17.63)%      (45.93)%       40.16%      56.81%     (18.26)%

Ratios to Average Net Assets(3):
Expenses .........................................        1.04%(2)        1.02%         0.88%         0.85%       0.90%       0.94%
Net investment loss ..............................       (0.52)%(2)      (0.68)%        0.00%        (0.35)%     (0.25)%     (0.23)%

Supplemental Data:
Net assets, end of period, in thousands ..........     $17,348         $14,826       $17,906       $44,008     $15,246      $5,822
Portfolio turnover rate ..........................          98%(1)         237%          213%          184%        172%        178%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)      Not annualized.
(2)      Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS continued


                                               FOR THE SIX                        FOR THE YEAR ENDED SEPTEMBER 30,
                                               MONTHS ENDED       ---------------------------------------------------------------
                                              MARCH 31, 2003       2002          2001          2000           1999          1998
                                              --------------      ------        ------        ------         ------        ------
                                                (unaudited)
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period ........     $11.86          $14.51        $36.70        $30.90         $20.19        $27.46
                                                  ------          ------        ------        ------         ------        ------
Income (loss) from investment operations:
 Net investment loss[+/+]....................      (0.09)          (0.23)        (0.18)        (0.44)         (0.27)        (0.20)
 Net realized and unrealized gain (loss) ....       0.60           (2.42)       (13.87)        12.71          11.35         (4.76)
                                                  ------          ------        ------        ------         ------        ------
Total income (loss) from investment
 operations .................................       0.51           (2.65)       (14.05)        12.27          11.08         (4.96)
                                                  ------          ------        ------        ------         ------        ------
Less distributions from net realized gain ...          -               -         (8.14)        (6.47)         (0.37)        (2.31)
                                                  ------          ------        ------        ------         ------        ------
Net asset value, end of period ..............     $12.37          $11.86        $14.51        $36.70         $30.90        $20.19
                                                  ======          ======        ======        ======         ======        ======

Total Return + ..............................       4.30%(1)      (18.26)%      (46.37)%       39.12%         55.59%       (18.88)%

Ratios to Average Net Assets(3):
Expenses ....................................       1.91%(2)        1.80%         1.70%         1.61%          1.70%         1.69%
Net investment loss .........................      (1.39)%(2)      (1.46)%       (0.82)%       (1.11)%        (1.05)%       (0.98)%

Supplemental Data:
Net assets, end of period, in thousands .....   $251,135        $276,387      $443,652    $1,056,116       $770,392      $596,834
Portfolio turnover rate .....................         98%(1)         237%          213%          184%           172%          178%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)      Not annualized.
(2)      Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS continued


                                                   FOR THE SIX                      FOR THE YEAR ENDED SEPTEMBER 30,
                                                   MONTHS ENDED         ----------------------------------------------------------
                                                  MARCH 31, 2003         2002          2001          2000       1999         1998
                                                  --------------        ------        ------        ------     ------       ------
                                                   (unaudited)
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period ............      $11.88           $14.54        $36.76        $30.95     $20.19       $27.46
                                                       ------           ------        ------        ------     ------       ------
Income (loss) from investment operations:
 Net investment loss[+/+]........................       (0.08)           (0.23)        (0.18)        (0.42)     (0.25)       (0.23)
 Net realized and unrealized gain (loss) ........        0.60            (2.43)       (13.90)        12.70      11.38        (4.73)
                                                       ------           ------        ------        ------     ------       ------
Total income (loss) from investment operations ..        0.52            (2.66)       (14.08)        12.28      11.13        (4.96)
                                                       ------           ------        ------        ------     ------       ------
Less distributions from net realized gain .......           -                -         (8.14)        (6.47)     (0.37)       (2.31)
                                                       ------           ------        ------        ------     ------       ------
Net asset value, end of period ..................      $12.40           $11.88        $14.54        $36.76     $30.95       $20.19
                                                       ======           ======        ======        ======     ======       ======

Total Return +...................................        4.38%(1)       (18.29)%      (46.37)%       39.09%     55.84%      (18.88)%

Ratios to Average Net Assets(3):
Expenses ........................................        1.81%(2)         1.80%         1.70%         1.61%      1.58%        1.69%
Net investment loss .............................       (1.29)%(2)       (1.46)%       (0.82)%       (1.11)%    (0.93)%      (0.98)%

Supplemental Data:
Net assets, end of period, in thousands .........      $5,543           $5,986        $7,793       $17,007     $4,728       $2,185
Portfolio turnover rate .........................          98%(1)          237%          213%          184%       172%         178%

------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)      Not annualized.
(2)      Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS continued


                                                    FOR THE SIX                    FOR THE YEAR ENDED SEPTEMBER 30,
                                                   MONTHS ENDED        ----------------------------------------------------------
                                                  MARCH 31, 2003        2002          2001         2000        1999         1998
                                                  --------------       ------        ------        ------     ------       ------
                                                    (unaudited)
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period ............    $12.72            $15.41        $38.07        $31.60     $20.44       $27.51
                                                     ------            ------        ------        ------     ------       ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+]...............     (0.03)            (0.07)         0.03          0.03      (0.01)        0.01
 Net realized and unrealized gain (loss) ........      0.64             (2.62)       (14.55)        12.91      11.54        (4.77)
                                                     -------           -------       -------       -------    -------      -------
Total income (loss) from investment operations ..      0.61             (2.69)       (14.52)        12.94      11.53        (4.76)
                                                     -------           -------       -------       -------    -------      -------
Less distributions from net realized gain .......         -                 -         (8.14)        (6.47)     (0.37)       (2.31)
                                                     -------           -------       -------       -------    -------      -------
Net asset value, end of period ..................    $13.33            $12.72        $15.41        $38.07     $31.60       $20.44
                                                     ======            ======        ======        ======     ======       ======

Total Return +...................................      4.80%(1)        (17.46)%      (45.83)%       40.53%     57.14%      (18.05)%

Ratios to Average Net Assets(3):
Expenses ........................................      0.91% (2)         0.80%         0.70%         0.61%      0.70%        0.69%
Net investment income (loss) ....................     (0.39)%(2)        (0.46)%        0.18%        (0.11)%    (0.05)%       0.02%

Supplemental Data:
Net assets, end of period, in thousands .........   $73,667           $62,606       $57,436       $66,696     $6,625       $3,291
Portfolio turnover rate .........................        98%(1)           237%          213%          184%       172%         178%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)      Not annualized.
(2)      Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020



The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors, Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO OMITTED]


37905RPT-10905E03-0S-5/03


[MORGAN STANLEY LOGO OMITTED]
[PHOTO OMITTED]

MORGAN STANLEY
DEVELOPING GROWTH
SECURITIES TRUST





SEMIANNUAL REPORT
MARCH 31, 2003

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
LETTER TO THE SHAREHOLDERS o SEPTEMBER 30, 2002

DEAR SHAREHOLDER:

The 12-month period ended September 30, 2002, was characterized by extreme volatility as geopolitical events, a struggling economy and headlines announcing corporate accounting scandals weighed heavily on investors' minds. During the fourth quarter of 2001, the market appeared poised to recover from the massive sell-off that followed the terrorist attacks of September 11. However, in each of the subsequent quarters the market lost ground. Although growth stocks underperformed value stocks during this period, even value investors found few places to hide. By the end of the period, the broad-based Standard & Poor's 500 Index had declined by more than 20 percent, while growth-oriented small- and mid-cap stocks, as measured by the Russell 2500 Growth Index, declined more than 17 percent.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended September 30, 2002, Morgan Stanley Developing Growth Securities Trust's Class A, B, C and D shares posted total returns of -17.63 percent, -18.26 percent, -18.29 percent and -17.46 percent, respectively, compared to -7.46 percent for the Russell 2500 Index and -17.55 percent for the Russell 2500 Growth Index. The performance of the Fund's four share classes varies because of differing expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower.

The Fund slightly underperformed its Russell 2500 Growth Index because of several factors, including its below-market weightings in automobiles and transportation, financials, and energy sectors that performed reasonably well during the course of the year. Results were also negatively affected by security selection within the technology and utilities sectors, particularly among telephone services stocks. The Fund's overall results were helped by security selection within health care, consumer staples and energy. A reduction in the Fund's technology exposure during the period also aided performance.

The performance of the Fund during the period's second half relative to its benchmark was significantly better than its performance during the first half. We believe this is at least partly attributable to the adoption of a more defensive posture by the new portfolio management team. We began emphasizing more-stable growth companies rather than more-aggressive ones.

The Fund began the reporting period with a tilt toward aggressive growth stocks. A number of its more-aggressive holdings, particularly within technology, consumer services and business services, appreciated significantly during the early part of the period. We used that strength as an opportunity to trim some of those positions, as we felt that market sentiment had moved ahead of underlying business momentum in a number of areas.

As the year progressed, it became increasingly clear to us that the cyclical downturn in technology would be longer and deeper than anticipated. We therefore significantly reduced the Fund's technology exposure

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
LETTER TO THE SHAREHOLDERS o SEPTEMBER 30, 2002 CONTINUED

by trimming or eliminating holdings in telecommunications equipment, semiconductors, software and telephone services. We also reduced the Fund's exposure to media, industrials and utilities stocks. These assets were reinvested in consumer-oriented areas, including restaurants, travel, durable goods and specialty retailing. Positions were also increased in biotechnology, medical devices and energy stocks.

At the end of the reporting period, the Fund's largest sector weightings were consumer discretionary and health care, which constituted nearly 60 percent of the portfolio. The Fund was overweighted in consumer discretionary, healthcare and energy and underweighted in technology, producer durables, materials and processing, and financials.

As of September 30, 2002, the Fund's largest holdings included Varian Medical Systems (a leading manufacturer of equipment used in treating cancer with radiation), Stericycle (a leading medical-waste disposal company), GTECH Holdings (a leading provider of computerized online lottery systems with customers around the world), Royal Caribbean Cruises (the second largest cruise line operator) and Biogen (a top-tier biotechnology company with a strong franchise in the area of multiple sclerosis therapy).

There is a common theme among most of these holdings. They are companies that are generating strong cash flow (and in most cases free cash flow), and they have leading positions in their markets or market niches. As a result of the market segments in which they operate, their competitive advantages and the skill of their management teams, we believe they have demonstrated an ability to survive the difficult market environment in which we are currently ensconced. Furthermore, we believe these same qualities will likely continue to carry them through the coming year even if the economy is slow to recover.

LOOKING AHEAD

Although, the jury remains out on when the U.S. economy will emerge from its current weak state, we remain cautiously optimistic about the outlook for the stock market. Inflation appears to be under control. Interest rates are near record low levels, and such occasions historically have been an opportune time to own equities. Unemployment is trending lower and corporate inventories are at extremely low levels, which means that even small incremental growth in the economy will require an increase in manufacturing activity. We won't know for at least a few months if our optimism is misplaced, but we believe that we have assembled a portfolio of stocks that should perform well as the economy improves.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
LETTER TO THE SHAREHOLDERS o SEPTEMBER 30, 2002 CONTINUED

We appreciate your ongoing support of Morgan Stanley Developing Growth Securities Trust and look forward to continuing to serve your investment needs.



Very truly yours,



/s/ Charles A. Fiumefreddo             /s/ Mitchell M. Merin
Charles A. Fiumefreddo                 Mitchell M. Merin
Chairman of the Board                  President and CEO

ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FUND PERFORMANCE o SEPTEMBER 30, 2002

DATE                  TOTAL          RUSSELL 2500        RUSSELL 2500 GROWTH
September 30, 1992    $10,000          $10,000                  $10,000
September 30, 1993    $16,795          $13,011                  $12,676
September 30, 1994    $15,303          $13,382                  $12,943
September 30, 1995    $22,476          $16,798                  $16,850
September 30, 1996    $26,416          $19,458                  $19,545
September 30, 1997    $30,742          $26,133                  $24,609
September 30, 1998    $24,939          $21,843                  $18,619
September 30, 1999    $38,803          $26,601                  $26,040
September 30, 2000    $53,983          $34,456                  $37,756
September 30, 2001    $28,953          $27,987                  $21,566
September 30, 2002    $23,666(3)       $25,901                  $17,780
                      FUND           RUSSELL 2500(4)     RUSSELL 2500 GROWTH(5)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                 CLASS A SHARES*
--------------------------------------------------------------------------------
1 Year                        (17.63)%(1)   (21.96)%(2)
5 Years                        (4.36)%(1)    (5.39)%(2)
Since Inception (7/28/97)      (2.15)%(1)    (3.16)%(2)


                                CLASS B SHARES**
--------------------------------------------------------------------------------
1 Year                        (18.26)%(1)   (22.35)%(2)
5 Years                        (5.10)%(1)    (5.31)%(2)
10 Years                        9.00 %(1)     9.00 %(2)

                                CLASS C SHARES+
--------------------------------------------------------------------------------
1 Year                        (18.29)%(1)   (19.11)%(2)
5 Years                        (5.08)%(1)    (5.08)%(2)
Since Inception (7/28/97)      (2.89)%(1)    (2.89)%(2)


                                CLASS D SHARES++
--------------------------------------------------------------------------------
1 Year                        (17.46)%(1)
5 Years                        (4.15)%(1)
Since Inception (7/28/97)      (1.93)%(1)

------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on September 30, 2002.

(4) The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

(5) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

*    The maximum front-end sales charge for Class A is 5.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.

++   Class D has no sales charge.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002

NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
                       COMMON STOCKS (97.1%)
                       Advertising/Marketing
                         Services (1.0%)
123,000                Lamar Advertising Co.* .............   $  3,733,050
                                                              ------------
                       Aerospace & Defense (1.2%)
 22,100                Alliant Techsystems, Inc.* .........      1,530,425
 16,750                Engineered Support Systems,
                         Inc. .............................        955,420
 81,000                Rockwell Collins, Inc. .............      1,777,140
                                                              ------------
                                                                 4,262,985
                                                              ------------
                       Air Freight/Couriers (1.0%)
 52,300                C.H. Robinson Worldwide, Inc........      1,407,393
 72,000                Expeditors International of
                       Washington, Inc. ...................      2,011,680
                                                              ------------
                                                                 3,419,073
                                                              ------------
                       Apparel/Footwear (0.7%)
105,150                Coach, Inc.* .......................      2,691,840
                                                              ------------
                       Apparel/Footwear Retail (3.8%)
264,950                Abercrombie & Fitch Co.
                         (Class A)* .......................      5,211,566
 81,400                Chico's FAS, Inc.* .................      1,296,702
230,925                Limited Brands, Inc. ...............      3,311,464
104,500                Ross Stores, Inc. ..................      3,724,380
                                                              ------------
                                                                13,544,112
                                                              ------------
                       Auto Parts: O.E.M. (0.5%)
 25,100                American Axle & Manufacturing
                         Holdings, Inc.* ..................        626,998
 33,850                ArvinMeritor, Inc. .................        632,995
 26,150                Autoliv, Inc. ......................        551,242
                                                              ------------
                                                                 1,811,235
                                                              ------------
                       Beverages:
                       Alcoholic (1.2%)
180,900                Constellation Brands Inc.
                         (Class A)* .......................      4,178,790
                                                              ------------
                       Biotechnology (9.2%)
 36,400                Affymetrix, Inc.* ..................        757,120
 78,350                Amylin Pharmaceuticals, Inc.*.......      1,302,177

NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
205,950                Biogen, Inc.* ......................   $  6,028,156
 92,950                Celgene Corp.* .....................      1,565,278
 90,800                Cephalon, Inc.* ....................      3,706,456
 36,250                Charles River Laboratories
                         International, Inc.* .............      1,422,812
 71,450                CV Therapeutics, Inc.* .............      1,494,019
 42,000                Genzyme Corp. (General
                         Division)* .......................        865,620
 50,200                Gilead Sciences, Inc.* .............      1,683,206
 38,900                IDEC Pharmaceuticals Corp.*.........      1,615,128
 61,950                MedImmune, Inc.* ...................      1,292,896
 94,450                NPS Pharmaceuticals, Inc.* .........      1,942,648
116,450                Scios, Inc.* .......................      2,963,652
 41,000                Techne Corp.* ......................      1,344,390
155,850                Telik, Inc.* .......................      1,929,423
 27,700                Transkaryotic Therapies, Inc.*......        903,519
 51,200                Trimeris, Inc.* ....................      2,274,304
                                                              ------------
                                                                33,090,804
                                                              ------------
                       Broadcasting (2.3%)
279,600                Radio One, Inc. (Class D)* .........      4,610,604
106,600                Westwood One, Inc.* ................      3,810,950
                                                              ------------
                                                                 8,421,554
                                                              ------------
                       Casino/Gaming (3.1%)
334,650                GTECH Holdings Corp.* ..............      8,306,013
223,500                Park Place Entertainment
                         Corp.* ...........................      1,776,825
 62,750                Station Casinos, Inc.* .............      1,067,377
                                                              ------------
                                                                11,150,215
                                                              ------------
                       Chemicals: Specialty (1.3%)
 68,700                Airgas, Inc.* ......................        902,031
 46,000                Albemarle Corp. ....................      1,163,340
 21,750                Praxair, Inc. ......................      1,111,642
 28,300                Sigma-Aldrich Corp. ................      1,394,341
                                                              ------------
                                                                 4,571,354
                                                              ------------
                       Commercial Printing/
                         Forms (0.3%)
 25,000                Deluxe Corp. .......................      1,126,500
                                                              ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 CONTINUED

NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
                       Computer Communications (0.3%)
  71,050               Emulex Corp.* .......................   $   800,023
  83,300               Foundry Networks, Inc.* .............       456,484
                                                               -----------
                                                                 1,256,507
                                                               -----------
                       Computer Peripherals (1.2%)
  56,600               Intergraph Corp.* ...................       967,294
  27,500               QLogic Corp.* .......................       716,100
250,150                Storage Technology Corp.* ...........     2,629,076
                                                               -----------
                                                                 4,312,470
                                                               -----------
                       Contract Drilling (0.3%)
 38,000                Patterson-UTI Energy, Inc.* .........       969,380
                                                               -----------
                       Data Processing Services (0.5%)
120,800                Acxiom Corp.* .......................     1,712,944
                                                               -----------
                       Discount Stores (2.0%)
 42,700                BJ's Wholesale Club, Inc.* ..........       811,727
327,900                Dollar General Corp. ................     4,400,418
 71,550                Fred's, Inc. ........................     2,136,340
                                                               -----------
                                                                 7,348,485
                                                               -----------
                       Drugstore Chains (0.5%)
 84,200                Longs Drug Stores Corp. .............     1,944,178
                                                               -----------
                       Electric Utilities (0.4%)
 62,900                Wisconsin Energy Corp. ..............     1,528,470
                                                               -----------
                       Electronic Components (0.8%)
218,200                SanDisk Corp.* ......................     2,860,602
                                                               -----------
                       Electronic Equipment/Instruments (0.8%)
 50,400                Inivision Techonologies, Inc.* ......     1,613,304
163,500                Symbol Technologies, Inc. ...........     1,254,045
                                                               -----------
                                                                 2,867,349
                                                               -----------
                       Electronic Production Equipment (0.7%)
 48,300                Helix Technology Corp. ..............       466,095
 70,100                MKS Instruments, Inc.* ..............       765,492
 30,300                Synopsys, Inc.* .....................     1,155,945
                                                               -----------
                                                                 2,387,532
                                                               -----------
NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
                       Financial Conglomerates (0.2%)
 26,900                Investors Financial Services
                         Corp. .............................   $   728,183
                                                               -----------
                       Financial Publishing/Services (0.2%)
 15,250                Moody's Corp. .......................       739,625
                                                               -----------
                       Food: Specialty/Candy (1.9%)
 72,400                Hershey Foods Corp. .................     4,492,420
174,250                Peet's Coffee & Tea, Inc.* ..........     2,230,400
                                                               -----------
                                                                 6,722,820
                                                               -----------
                       Gas Distributors (0.4%)
 42,800                UGI Corp. ...........................     1,555,780
                                                               -----------
                       Home Building (0.9%)
 10,600                NVR, Inc.* ..........................     3,178,198
                                                               -----------
                       Home Furnishings (0.3%)
 23,000                Mohawk Industries, Inc.* ............     1,141,950
                                                               -----------
                       Hospital/Nursing Management (1.1%)
 82,700                Amsurg Corp. ........................     2,495,059
 71,700                United Surgical Partners
                         International Inc. ................     1,579,551
                                                               -----------
                                                                 4,074,610
                                                               -----------
                       Hotels/Resorts/Cruiselines (2.5%)
433,250                Royal Caribbean Cruises Ltd. ........     6,897,340
 94,300                Starwood Hotels & Resorts
                         Worldwide, Inc. ...................     2,102,890
                                                               -----------
                                                                 9,000,230
                                                               -----------
                       Information Technology
                         Services (1.2%)
 46,550                Anteon International Corp.* .........     1,265,229
 24,200                Cognizant Technology
                         Solutions Corp. ...................     1,390,774
 34,600                SRA International, Inc.
                         (Class A) .........................       990,598
 29,700                Tier Technologies, Inc.
                         (Class B)* ........................       561,924
                                                               -----------
                                                                 4,208,525
                                                               -----------

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 CONTINUED

NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
                       Insurance Brokers/Services (1.8%)
  39,700               Brown & Brown, Inc. ...............   $  1,191,000
  63,550               ChoicePoint Inc.* .................      2,264,922
  26,050               Hilb, Rogal & Hamilton Co. ........      1,074,562
  57,900               Willis Group Holdings Ltd.* .......      1,939,071
                                                             ------------
                                                                6,469,555
                                                             ------------
                       Investment Banks/Brokers (1.1%)
742,400                E*TRADE Group, Inc.* ..............      3,303,680
 21,800                Investment Technology Group,
                         Inc.* ...........................        637,868
                                                             ------------
                                                                3,941,548
                                                             ------------
                       Managed Health Care (2.2%)
236,550                Caremark Rx, Inc.* ................      4,021,350
 49,750                Coventry Health Care, Inc.* .......      1,616,875
 42,050                Mid Atlantic Medical Services,
                         Inc.* ...........................      1,522,210
 46,900                Sierra Health Services, Inc. ......        841,386
                                                             ------------
                                                                8,001,821
                                                             ------------
                       Medical Distributors (1.7%)
 28,800                Henry Schein, Inc.* ...............      1,519,200
 28,300                Patterson Dental Co.* .............      1,448,394
453,725                PSS World Medical, Inc.* ..........      3,017,271
                                                             ------------
                                                                5,984,865
                                                             ------------
                       Medical Specialties (8.4%)
134,750                Bausch & Lomb, Inc. ...............      4,469,657
 63,200                Becton, Dickinson & Co. ...........      1,794,880
 87,850                Cooper Companies, Inc. (The).......      4,612,125
 46,350                DENTSPLY International, Inc. ......      1,861,879
 39,950                Meridian Medical Technologies,
                         Inc. ............................      1,436,202
 95,250                Merit Medical Systems, Inc.* ......      1,839,277
 54,350                St. Jude Medical, Inc.* ...........      1,940,295
 39,350                STERIS Corp.* .....................        980,209
263,750                Varian Medical Systems, Inc.*......     11,338,613
                                                             ------------
                                                               30,273,137
                                                             ------------
NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
                       Medical/Nursing Services (0.7%)
 84,000                Lincare Holdings, Inc.* ...........   $  2,607,360
                                                             ------------
                       Metal Fabrications (0.2%)
 40,450                Precision Castparts Corp. .........        876,956
                                                             ------------
                       Miscellaneous Commercial
                         Services (0.8%)
 33,600                Corporate Executive Board
                         Co.* ............................        959,280
 87,400                Viad Corp. ........................      1,785,582
                                                             ------------
                                                                2,744,862
                                                             ------------
                       Miscellaneous Manufacturing (0.4%)
 46,150                Varian, Inc.* .....................      1,274,202
                                                             ------------
                       Office Equipment/Supplies (0.3%)
 54,600                Miller (Herman), Inc. .............        969,696
                                                             ------------
                       Oil & Gas Production (4.8%)
 59,450                Apache Corp. ......................      3,534,303
 80,600                Brown (Tom), Inc.* ................      1,845,740
 95,150                Cabot Oil & Gas Corp.
                         (Class A) .......................      2,045,725
 60,250                Kerr-McGee Corp. ..................      2,617,260
 86,725                Quicksilver Resources Inc.* .......      1,561,050
271,600                XTO Energy Inc. ...................      5,597,676
                                                             ------------
                                                               17,201,754
                                                             ------------
                       Oilfield Services/Equipment (1.5%)
 53,400                BJ Services Co.* ..................      1,388,400
255,300                Key Energy Services, Inc.* ........      2,011,764
 63,000                Smith International, Inc.* ........      1,846,530
                                                             ------------
                                                                5,246,694
                                                             ------------
                       Other Consumer Services (3.5%)
 61,600                Block (H.&R.), Inc. ...............      2,587,816
 81,950                Career Education Corp.* ...........      3,934,256
 64,050                Corinthian Colleges, Inc.* ........      2,417,247
 87,750                Weight Watchers International,
                         Inc.* ...........................      3,804,840
                                                             ------------
                                                               12,744,159
                                                             ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 CONTINUED

NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
                       Packaged Software (2.4%)
 42,650                Mercury Interactive Corp.* ..........   $    731,874
 38,000                NetIQ Corp.* ........................        551,000
102,600                Network Associates, Inc.* ...........      1,090,638
 79,050                Quest Software, Inc.* ...............        743,070
 80,700                Serena Software, Inc.* ..............        968,400
 71,800                Symantec Corp.* .....................      2,417,506
263,450                TIBCO Software, Inc.* ...............        987,938
157,475                TTI Team Telecom International
                         Ltd. (Israel)* ....................      1,067,681
                                                               ------------
                                                                  8,558,107
                                                               ------------
                       Pharmaceuticals: Other (1.9%)
 28,900                Altana AG (ADR) (Germany) ...........      1,075,080
 66,300                Cima Labs, Inc.* ....................      1,667,445
 37,000                Forest Laboratories, Inc.* ..........      3,034,370
 14,500                Teva Pharmaceutical Industries
                         Ltd. (ADR) (Israel) ...............        971,500
                                                               ------------
                                                                  6,748,395
                                                               ------------
                       Property - Casualty Insurers (0.7%)
 64,500                RenaissanceRe Holdings Ltd.
                         (Bermuda) .........................      2,437,455
                                                               ------------
                       Pulp & Paper (0.3%)
110,850                Wausau-Mosinee Paper Corp............      1,020,929
                                                               ------------
                       Recreational Products (1.3%)
 76,650                Activision, Inc.* ...................      1,834,235
 42,150                International Game
                         Technology* .......................      2,914,251
                                                               ------------
                                                                  4,748,486
                                                               ------------
                       Regional Banks (2.0%)
108,100                Banknorth Group, Inc. ...............      2,567,375
 76,050                Hibernia Corp. (Class A) ............      1,520,240
 77,400                North Fork Bancorporation,
                         Inc. ..............................      2,928,816
                                                               ------------
                                                                  7,016,431
                                                               ------------
NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------
                       Restaurants (3.6%)
 91,050                AFC Enterprises, Inc.* ..............   $  1,838,300
 75,100                CBRL Group, Inc. ....................      1,713,782
 54,950                Jack in the Box Inc.* ...............      1,252,860
 52,600                P.F. Chang's China Bistro, Inc.*.          1,526,978
162,900                Sonic Corp.* ........................      3,762,990
 82,550                Wendy's International, Inc. .........      2,733,231
                                                               ------------
                                                                 12,828,141
                                                               ------------
                       Savings Banks (1.0%)
 97,300                New York Community Bancorp,
                         Inc. ..............................      2,740,941
 51,300                Staten Island Bancorp, Inc. .........        892,620
                                                               ------------
                                                                  3,633,561
                                                               ------------
                       Semiconductors (2.6%)
219,450                Advanced Micro Devices,
                         Inc.* .............................      1,171,863
 47,100                Cypress Semiconductor
                         Corp.* ............................        308,976
236,850                Exar Corp.* .........................      2,735,618
 68,100                Integrated Device Technology,
                         Inc.* .............................        710,964
 21,600                International Rectifier Corp.* ......        337,392
 25,300                Intersil Corp. (Class A)* ...........        327,888
 52,100                Marvell Technology Group Ltd.
                         (Bermuda)* ........................        825,785
 48,050                Micrel, Inc.* .......................        295,988
 95,112                Microchip Technology Inc.* ..........      1,945,040
 62,700                Power Integrations, Inc.* ...........        764,313
                                                               ------------
                                                                  9,423,827
                                                               ------------
                       Services to the Health
                         Industry (3.7%)
 72,800                Accredo Health, Inc.* ...............      3,469,357
288,050                Stericycle, Inc.* ...................      9,770,656
                                                               ------------
                                                                 13,240,013
                                                               ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 CONTINUED

NUMBER OF
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
             Specialty Stores (4.1%)
 22,650      AutoZone, Inc.* .....................................   $ 1,786,179
 61,800      Kirkland's, Inc. ....................................     1,056,780
 63,450      Michaels Stores, Inc.* ..............................     2,899,665
441,450      Office Depot, Inc.* .................................     5,447,493
 84,600      Tractor Supply Company ..............................     2,688,588
 39,500      Williams-Sonoma, Inc.* ..............................       933,385
                                                                     -----------
                                                                      14,812,090
                                                                     -----------
             Telecommunication
               Equipment (0.8%)
 23,500      Advanced Fibre
               Communications, Inc.* .............................       311,845
 24,000      Harris Corp. ........................................       803,760
 62,300      RF Micro Devices, Inc.* .............................       373,800
145,050      Tekelec* ............................................     1,251,782
                                                                     -----------
                                                                       2,741,187
                                                                     -----------
             Trucking (0.8%)
 74,800      Arkansas Best Corp.* ................................     2,146,087
 11,450      Landstar System, Inc.* ..............................       563,340
                                                                     -----------
                                                                       2,709,427
                                                                     -----------
             Trucks/Construction/Farm
               Machinery (0.8%)
123,000      AGCO Corp.* .........................................     2,853,600
                                                                     -----------
             Water Utilities (1.4%)
250,450      Philadelphia Suburban Corp. .........................     5,084,135
                                                                     -----------
             Wireless
               Telecommunications (0.8%)
364,900      Nextel Communications, Inc.
               (Class A)* ........................................     2,754,995
                                                                     -----------
             Total Common Stocks
             (Cost $388,810,357)..................................   349,486,738
                                                                     -----------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                            VALUE
--------------------------------------------------------------------------------
              Short-Term Investment (3.7%)
              Repurchase Agreement
$  13,286     Joint repurchase agreement
                account 1.915% due
                10/01/02 (dated
                09/30/02; proceeds
                $13,286,707) (a) (Cost
                $13,286,000).....................................  $ 13,286,000
                                                                   ------------
Total Investments
(Cost $402,096,357)(b)...............................  100.8%       362,772,738

Liabilities in Excess of Other
Assets ..............................................   (0.8)       (2,967,861)
                                                       -----       ------------
Net Assets ..........................................  100.0%      $359,804,877
                                                       =====       ============


---------------------------

ADR  American Depository Receipt.

*    Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $12,653,111 and the aggregate gross unrealized depreciation is $51,976,730, resulting in net unrealized depreciation of $39,323,619.

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002

ASSETS:
Investments in securities, at value
 (cost $402,096,357) ..............................................    $  362,772,738
Receivable for:
  Investments sold ................................................         9,923,038
  Shares of beneficial interest sold ..............................           489,694
  Dividends .......................................................           123,404
Prepaid expenses and other assets .................................            62,311
                                                                       --------------
  TOTAL ASSETS ....................................................       373,371,185
                                                                       --------------
LIABILITIES:
Payable for:
  Investments purchased ...........................................        12,537,944
  Shares of beneficial interest redeemed ..........................           443,318
  Distribution fee ................................................           255,058
  Investment management fee .......................................           159,883
Accrued expenses and other payables ...............................           170,105
                                                                       --------------
  TOTAL LIABILITIES ...............................................        13,566,308
                                                                       --------------
  NET ASSETS ......................................................    $  359,804,877
                                                                       ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $  712,986,840
Net unrealized depreciation .......................................       (39,323,619)
Accumulated net investment loss ...................................           (57,561)
Accumulated net realized loss .....................................      (313,800,783)
                                                                       --------------
  NET ASSETS ......................................................    $  359,804,877
                                                                       ==============
CLASS A SHARES:
Net Assets ........................................................    $   14,826,229
Shares Outstanding (unlimited authorized, $.01 par value) .........         1,183,924
  NET ASSET VALUE PER SHARE .......................................            $12.52
                                                                               ======
  MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .................            $13.21
                                                                               ======
CLASS B SHARES:
Net Assets ........................................................    $  276,386,667
Shares Outstanding (unlimited authorized, $.01 par value) .........        23,303,833
  NET ASSET VALUE PER SHARE .......................................            $11.86
                                                                               ======
CLASS C SHARES:
Net Assets ........................................................    $    5,985,832
Shares Outstanding (unlimited authorized, $.01 par value) .........           503,666
  NET ASSET VALUE PER SHARE .......................................            $11.88
                                                                               ======
CLASS D SHARES:
Net Assets ........................................................    $   62,606,149
Shares Outstanding (unlimited authorized, $.01 par value) .........         4,920,949
  NET ASSET VALUE PER SHARE .......................................            $12.72
                                                                               ======

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended September 30, 2002

NET INVESTMENT LOSS:
INCOME
Dividends (net of $8,512 foreign withholding tax) ..............................    $    1,444,632
Interest .......................................................................           304,221
                                                                                    --------------
  TOTAL INCOME .................................................................         1,748,853
                                                                                    --------------
EXPENSES
Distribution fee (Class A shares) ..............................................            42,703
Distribution fee (Class B shares) ..............................................         4,205,451
Distribution fee (Class C shares) ..............................................            84,799
Investment management fee ......................................................         2,571,712
Transfer agent fees and expenses ...............................................         1,198,043
Shareholder reports and notices ................................................           116,668
Custodian fees .................................................................            74,854
Registration fees ..............................................................            68,869
Professional fees ..............................................................            63,924
Trustees' fees and expenses ....................................................            21,175
Other ..........................................................................            16,144
                                                                                    --------------
  TOTAL EXPENSES ...............................................................         8,464,342
                                                                                    --------------
  NET INVESTMENT LOSS ..........................................................        (6,715,489)
                                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized loss on investments ...............................................      (100,007,116)
                                                                                    --------------
Net change in unrealized appreciation/depreciation on:

  Investments ..................................................................        31,061,014
  Translation of other assets and liabilities denominated in foreign currencies            (53,522)
                                                                                    --------------
  NET APPRECIATION .............................................................        31,007,492
                                                                                    --------------
  NET LOSS .....................................................................       (68,999,624)
                                                                                    --------------
NET DECREASE ...................................................................    $  (75,715,113)
                                                                                    ==============

                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                                FOR THE YEAR           FOR THE YEAR
                                                                                    ENDED                 ENDED
                                                                             SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                            --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ....................................................... $ (6,715,489)          $  (5,867,439)
Net realized loss ......................................................... (100,007,116)           (205,235,961)
Net change in unrealized depreciation .....................................   31,007,492            (299,951,071)
                                                                            ------------           --------------
  NET DECREASE ............................................................  (75,715,113)           (511,054,471)
                                                                            ------------           --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares ............................................................      -                    (8,633,350)
Class B shares ............................................................      -                  (228,663,213)
Class C shares ............................................................      -                    (4,113,498)
Class D shares ............................................................      -                   (16,123,431)
                                                                            ------------           --------------
  TOTAL DISTRIBUTIONS .....................................................      -                  (257,533,492)
                                                                            ------------           --------------
Net increase (decrease) from transactions in shares of beneficial interest   (91,266,754)            111,547,323
                                                                            ------------           --------------
  NET DECREASE ............................................................ (166,981,867)           (657,040,640)

NET ASSETS:
Beginning of period .......................................................  526,786,744           1,183,827,384
                                                                            ------------           --------------
END OF PERIOD
(Including accumulated net investment losses of $57,561 and $54,294,
 respectively) ............................................................ $359,804,877           $ 526,786,744
                                                                            ============           =============

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o SEPTEMBER 30, 2002

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Developing Growth Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o SEPTEMBER 30, 2002 CONTINUED

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o SEPTEMBER 30, 2002 CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million and 0.475% to the portion of the daily net assets exceeding $500 million.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $10,835,065 at September 30, 2002.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o SEPTEMBER 30, 2002 CONTINUED

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $42, $336,609 and $3,299, respectively, and received $11,432, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 aggregated $1,176,423,502 and $1,261,784,969, respectively. Included in the aforementioned transactions are purchases and sales of $1,440,768, and $2,796,843, respectively for portfolio transactions with other Morgan Stanley funds.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $9,000.

For the year ended September 30, 2002, the Fund incurred brokerage commissions of $16,763 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At September 30, 2002, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with Morgan Stanley & Co. of $1,702,556 and $383,153, respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,726. At September 30, 2002, the Fund had an accrued pension liability of $57,565 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o SEPTEMBER 30, 2002 CONTINUED

5. FEDERAL INCOME TAX STATUS

At September 30, 2002, the Fund had a net capital loss carryover of approximately $221,854,000 of which $8,839,000 will be available through September 30, 2009 and $213,015,000 will be available through September 30, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $84,849,000 during fiscal 2002.

As of September 30, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net investment loss was credited $6,712,222.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS o SEPTEMBER 30, 2002 CONTINUED

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                  FOR THE YEAR                     FOR THE YEAR
                                                     ENDED                            ENDED
                                               SEPTEMBER 30, 2002               SEPTEMBER 30, 2001
                                        -------------------------------- --------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                        --------------- ----------------  --------------- ----------------
CLASS A SHARES
Sold ..................................       686,292    $   11,260,111       3,511,052    $   80,627,927
Reinvestment of distributions .........          -                 -            356,031         8,462,852
Redeemed ..............................      (680,071)      (11,127,780)     (3,855,483)      (88,622,594)
                                             --------    --------------      ----------    --------------
Net increase - Class A ................         6,221           132,331          11,600           468,185
                                             --------    --------------      ----------    --------------
CLASS B SHARES

Sold ..................................     1,654,466        26,324,800       5,455,595       122,882,363
Reinvestment of distributions .........          -                 -          9,278,074       211,911,212
Redeemed ..............................    (8,923,340)     (136,371,716)    (12,939,700)     (273,869,776)
                                           ----------    --------------     -----------    --------------
Net increase (decrease) - Class B .....    (7,268,874)     (110,046,916)      1,793,969        60,923,799
                                           ----------    --------------     -----------    --------------
CLASS C SHARES

Sold ..................................       290,919         4,705,017         282,383         6,343,200
Reinvestment of distributions .........          -                 -            164,836         3,773,097
Redeemed ..............................      (323,089)       (5,041,970)       (374,074)       (7,447,973)
                                           ----------    --------------     -----------    --------------
Net increase (decrease) - Class C .....       (32,170)         (336,953)         73,145         2,668,324
                                           ----------    --------------     -----------    --------------
CLASS D SHARES

Sold ..................................     3,190,532        51,602,672       3,519,024        84,849,271
Reinvestment of distributions .........          -                 -            592,852        14,269,949
Redeemed ..............................    (1,996,435)      (32,617,888)     (2,136,898)      (51,632,205)
                                           ----------    --------------     -----------    --------------
Net increase - Class D ................     1,194,097        18,984,784       1,974,978        47,487,015
                                           ----------    --------------     -----------    --------------
Net increase (decrease) in Fund .......    (6,100,726)   $  (91,266,754)      3,853,692    $  111,547,323
                                           ==========    ==============       =========    ==============

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 2002, there were no outstanding forward contracts.

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE YEAR ENDED SEPTEMBER 30,
                                                            -----------------------------------------------------------------
                                                             2002           2001           2000           1999          1998
                                                            ------         ------         ------         ------        ------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................      $15.20         $37.74         $31.44         $20.38        $27.50
                                                            ------         ------         ------         ------        ------
Income (loss) from investment operations:
 Net investment loss[+/+] ............................       (0.11)          0.00          (0.12)         (0.07)        (0.06)
 Net realized and unrealized gain (loss) .............       (2.57)        (14.40)         12.89          11.50         (4.75)
                                                            ------         ------         ------         ------        ------
Total income (loss) from investment operations .......       (2.68)        (14.40)         12.77          11.43         (4.81)
                                                            ------         ------         ------         ------        ------
Less distributions from net realized gain ............          --          (8.14)         (6.47)         (0.37)        (2.31)
                                                            ------         ------         ------         ------        ------
Net asset value, end of period .......................      $12.52         $15.20         $37.74         $31.44        $20.38
                                                            ======         ======         ======         ======        ======
TOTAL RETURN+ ........................................      (17.63)%       (45.93)%        40.16%         56.81%       (18.26)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses .............................................        1.02%          0.88%          0.85%          0.90%         0.94%
Net investment loss ..................................       (0.68)%         0.00%         (0.35)%        (0.25)%       (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............     $14,826        $17,906        $44,008        $15,246        $5,822
Portfolio turnover rate ..............................         237%           213%           184%           172%          178%

------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------------------
                                                           2002          2001           2000        1999          1998
                                                          ------        ------         ------      ------        ------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............      $14.51        $36.70         $30.90      $20.19        $27.46
                                                          ------        ------         ------      ------        ------

Income (loss) from investment operations:
 Net investment loss[+/+]...........................       (0.23)        (0.18)         (0.44)      (0.27)        (0.20)
 Net realized and unrealized gain (loss) ...........       (2.42)       (13.87)         12.71       11.35         (4.76)
                                                          ------        ------         ------      ------        ------
Total income (loss) from investment operations .....       (2.65)       (14.05)         12.27       11.08         (4.96)
                                                          ------        ------         ------      ------        ------
Less distributions from net realized gain ..........        --           (8.14)         (6.47)      (0.37)        (2.31)
                                                          ------        ------         ------      ------        ------
Net asset value, end of period .....................      $11.86        $14.51         $36.70      $30.90        $20.19
                                                          ======        ======         ======      ======        ======
TOTAL RETURN+.......................................      (18.26)%      (46.37)%        39.12%      55.59%       (18.88)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...........................................        1.80%         1.70%          1.61%       1.70%         1.69%
Net investment loss ................................       (1.46)%       (0.82)%        (1.11)%     (1.05)%       (0.98)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $276,387      $443,652     $1,056,116    $770,392      $596,834
Portfolio turnover rate ............................         237%          213%           184%        172%          178%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                          FOR THE YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------------------
                                                            2002          2001            2000       1999         1998
                                                           ------        ------          ------     ------       ------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $14.54        $36.76          $30.95     $20.19       $27.46
                                                           ------        ------          ------     ------       ------
Income (loss) from investment operations:
 Net investment loss[+/+]...............................    (0.23)        (0.18)          (0.42)     (0.25)       (0.23)
 Net realized and unrealized gain (loss) ...............    (2.43)       (13.90)          12.70      11.38        (4.73)
                                                           ------        ------          ------     ------       ------
Total income (loss) from investment operations .........    (2.66)       (14.08)          12.28      11.13        (4.96)
                                                           ------        ------          ------     ------       ------
Less distributions from net realized gain ..............     --           (8.14)          (6.47)     (0.37)       (2.31)
                                                           ------        ------          ------     ------       ------
Net asset value, end of period .........................   $11.88        $14.54          $36.76     $30.95       $20.19
                                                           ======        ======          ======     ======       ======
TOTAL RETURN+...........................................   (18.29)%      (46.37)%         39.09%     55.84%      (18.88)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................     1.80%         1.70%           1.61%      1.58%        1.69%
Net investment loss ....................................    (1.46)%       (0.82)%         (1.11)%    (0.93)%      (0.98)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $5,986        $7,793         $17,007     $4,728       $2,185
Portfolio turnover rate ................................      237%          213%            184%       172%         178%

------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS CONTINUED

                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------------------
                                                            2002          2001          2000       1999         1998
                                                           ------        ------        ------     ------       ------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $15.41        $38.07        $31.60     $20.44       $27.51
                                                           ------        ------        ------     ------       ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+]......................    (0.07)         0.03          0.03      (0.01)        0.01
 Net realized and unrealized gain (loss) ...............    (2.62)       (14.55)        12.91      11.54        (4.77)
                                                           ------        ------        ------     ------       ------
Total income (loss) from investment operations .........    (2.69)       (14.52)        12.94      11.53        (4.76)
                                                           ------        ------        ------     ------       ------
Less distributions from net realized gain ..............     --           (8.14)        (6.47)     (0.37)       (2.31)
                                                           ------        ------        ------     ------       ------
Net asset value, end of period .........................   $12.72        $15.41        $38.07     $31.60       $20.44
                                                           ======        ======        ======     ======       ======
TOTAL RETURN+...........................................   (17.46)%      (45.83)%       40.53%     57.14%      (18.05)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................     0.80%         0.70%         0.61%      0.70%        0.69%
Net investment income (loss) ...........................    (0.46)%        0.18%        (0.11)%    (0.05)%       0.02%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................  $62,606       $57,436       $66,696     $6,625       $3,291
Portfolio turnover rate ................................      237%          213%          184%       172%         178%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Developing Growth Securities Trust (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Developing Growth Securities Trust as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 8, 2002

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                                                         NUMBER OF
                                                        TERM OF                                                        PORTFOLIOS IN
                                                       OFFICE AND                                                          FUND
                                       POSITION(S)      LENGTH OF                                                         COMPLEX
       NAME, AGE AND ADDRESS OF         HELD WITH         TIME                                                           OVERSEEN
         INDEPENDENT TRUSTEE            REGISTRANT       SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
------------------------------------- ------------- ---------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Trustee       Since            Retired; Director or Trustee of the Morgan             129
c/o Mayer, Brown, Rowe & Maw                        April 1994       Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees                                  formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                        (December 1998-October 2000), Chairman and
New York, NY                                                         Chief Executive Officer of Levitz Furniture
                                                                     Corporation (November 1995-November 1998)
                                                                     and President and Chief Executive Officer
                                                                     of Hills Department Stores (May 1991-July
                                                                     1995); formerly variously Chairman, Chief
                                                                     Executive Officer, President and Chief
                                                                     Operating Officer (1987-1991) of the Sears
                                                                     Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (69)                    Trustee       Since            Director or Trustee of the Morgan Stanley              129
c/o Summit Ventures LLC                             January 1993     Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                                        United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                   and Chairman, Senate Banking Committee
Salt Lake City, UT                                                   (1980-1986); formerly Mayor of Salt Lake City,
                                                                     Utah (1971-1974); formerly Astronaut, Space
                                                                     Shuttle Discovery (April 12-19, 1985);
                                                                     Vice Chairman, Huntsman Corporation
                                                                     (chemical company); member of the Utah
                                                                     Regional Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Trustee       Since            Retired; Director or Trustee of the Morgan             129
c/o Mayer, Brown, Rowe & Maw                        September 1997   Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees                                  formerly associated with the Allstate
1675 Broadway                                                        Companies (1966-1994), most recently as
New York, NY                                                         Chairman of The Allstate Corporation
                                                                     (March 1993-December 1994) and Chairman
                                                                     and Chief Executive Officer of its
                                                                     wholly-owned subsidiary, Allstate
                                                                     Insurance Company (July 1989-December
                                                                     1994).
       NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of
                                      the board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.


MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                                       NUMBER OF
                                                         TERM OF                                                     PORTFOLIOS IN
                                                        OFFICE AND                                                        FUND
                                         POSITION(S)    LENGTH OF                                                       COMPLEX
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME                                                          OVERSEEN
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
--------------------------------------- ------------- ------------ ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Trustee       Since        Chairman of the Audit Committee and Director           129
c/o Johnson Smick International, Inc.                 July 1991    or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.                                      TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                                                   Smick International, Inc., a consulting firm;
                                                                   Co-Chairman and a founder of the Group of
                                                                   Seven Council (G7C), an international economic
                                                                   commission; formerly Vice Chairman of the
                                                                   Board of Governors of the Federal Reserve
                                                                   System and Assistant Secretary of the U.S.
                                                                   Treasury.

Michael E. Nugent (66)                  Trustee       Since        Chairman of the Insurance Committee and                207
c/o Triumph Capital, L.P.                             July 1991    Director or Trustee of the Morgan Stanley
237 Park Avenue                                                    Funds and the TCW/DW Term Trusts; director/
New York, NY                                                       trustee of various investment companies
                                                                   managed by Morgan Stanley Investment
                                                                   Management Inc. and Morgan Stanley
                                                                   Investments LP (since July 2001); General
                                                                   Partner, Triumph Capital, L.P., a private
                                                                   investment partnership; formerly Vice
                                                                   President, Bankers Trust Company and BT
                                                                   Capital Corporation (1984-1988).

        NAME, AGE AND ADDRESS OF
          INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- ----------------------------------------------

Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY


MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:



                                                        TERM OF
                                                       OFFICE AND
                                     POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH           TIME
      INTERESTED TRUSTEE             REGISTRANT          SERVED*
------------------------------ ---------------------- ------------

Charles A. Fiumefreddo (69)    Chairman and Trustee   Since
c/o Morgan Stanley Trust                              July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                Since
c/o Morgan Stanley Trust                              June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee                Since
1585 Broadway                                         April 1994
New York, NY


                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                      FUND
                                                                                     COMPLEX
   NAME, AGE AND ADDRESS OF                                                         OVERSEEN
      INTERESTED TRUSTEE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BY TRUSTEE**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the                 129
c/o Morgan Stanley Trust       Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Trusts; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of Morgan
                               Stanley DW, Chairman and Director of the Transfer
                               Agent, and Director and/or officer of various
                               Morgan Stanley subsidiaries (until June 1998) and
                               Chief Executive Officer of the Morgan Stanley
                               Funds and the TCW/DW Term Trusts (until September
                               2002).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since                 129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley (May
                               1999-August 2000), President and Chief Operating
                               Officer of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley                129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley DW;
                               Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer of
                               Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.


   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ --------------------------------------------

Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY


------------
   * Each Trustee serves an indefinite term, until his or her successor is elected.
   ** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:


                                                       TERM OF
                                                      OFFICE AND
                                  POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH             TIME
      EXECUTIVE OFFICER            REGISTRANT          SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ------------------- ----------------- ---------------------------------------------------------------
Mitchell M. Merin (49)        President and       President since   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Chief Executive     May 1999 and      Investment Management (since December 1998); President,
New York, NY                  Officer             Chief Executive   Director (since April 1997) and Chief Executive Officer
                                                  Officer since     (since June 1998) of the Investment Manager and Morgan
                                                  September 2002    Stanley Services; Chairman, Chief Executive Officer and
                                                                    Director of the Distributor (since June 1998); Chairman
                                                                    (since June 1998) and Director (since January 1998) of the
                                                                    Transfer Agent; Director of various Morgan Stanley
                                                                    subsidiaries; President (since May 1999) and Chief
                                                                    Executive Officer (since September 2002) of the Morgan
                                                                    Stanley Funds and TCW/DW Term Trusts; Trustee of various
                                                                    Van Kampen investment companies (since December 1999);
                                                                    previously Chief Strategic Officer of the Investment
                                                                    Manager and Morgan Stanley Services and Executive Vice
                                                                    President of the Distributor (April 1997-June 1998), Vice
                                                                    President of the Morgan Stanley Funds (May 1997-April
                                                                    1999), and Executive Vice President of Morgan Stanley.

Barry Fink (47)               Vice President,     Since             General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   Secretary and       February 1997     (since December 2000) of Morgan Stanley Investment
New York, NY                  General Counsel                       Management; Managing Director (since December 2000), and
                                                                    Secretary and General Counsel (since February 1997) and
                                                                    Director (since July 1998) of the Investment Manager and
                                                                    Morgan Stanley Services; Assistant Secretary of Morgan
                                                                    Stanley DW; Vice President, Secretary and General Counsel
                                                                    of the Morgan Stanley Funds and TCW/DW Term Trusts (since
                                                                    February 1997); Vice President and Secretary of the
                                                                    Distributor; previously, Senior Vice President, Assistant
                                                                    Secretary and Assistant General Counsel of the Investment
                                                                    Manager and Morgan Stanley Services.

Thomas F. Caloia (56)         Treasurer           Since             First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                          April 1989        Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                        Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)        Vice President      Since             Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                       October 1998      Director (since February 1999) of the Investment Manager
New York, NY                                                        and Morgan Stanley Services and Chief Executive Officer and
                                                                    Director of the Transfer Agent; previously Managing
                                                                    Director of the TCW Group Inc.

Joseph J. McAlinden (59)      Vice President      Since             Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                       July 1995         Investment Manager, Morgan Stanley Investment Management
New York, NY                                                        Inc. and Morgan Stanley Investments LP; Director of the
                                                                    Transfer Agent; Chief Investment Officer of the Van Kampen
                                                                    Funds.

Francis Smith (37)            Vice President      Since             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust      and Chief           September 2002    Stanley Funds and the TCW/DW Term Trusts (since September
Harborside Financial Center   Financial Officer                     2002); Executive Director of the Investment Manager and
Plaza Two,                                                          Morgan Stanley Services (since December 2001). Formerly,
Jersey City, NJ                                                     Vice President of the Investment Manager and Morgan Stanley
                                                                    Services (August 2000-November 2001), Senior Manager at
                                                                    PricewaterhouseCoopers LLP (January 1998-August 2000) and
                                                                    Associate-Fund Administration at BlackRock Financial
                                                                    Management (July 1996-December 1997).

------------

   * Each Officer serves an indefinite term, until his or her successor is elected.

                                                           [MORGAN STANLEY LOGO]
TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
                                                              [GRAPHIC OMITTED]
OFFICERS

Charles A. Fiumefreddo
Chairman
                                                            MORGAN STANLEY
                                                            DEVELOPING GROWTH
                                                            SECURITIES TRUST

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.


This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., Member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.



                                                       37905RPT-8904J02-AP-10/02


[MORGAN STANLEY LOGO]                                         ANNUAL REPORT
                                                              September 30, 2002

                                                           [MORGAN STANLEY LOGO]



Morgan Stanley Next Generation Trust

A mutual fund that seeks long-term
growth of capital





                                                               [GRAPHIC OMITTED]


                                                   Prospectus September 30, 2002






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVE ..............................1
                            PRINCIPAL INVESTMENT STRATEGIES ...................1
                            PRINCIPAL RISKS ...................................2
                            PAST PERFORMANCE ..................................4
                            FEES AND EXPENSES .................................5
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ........6
                            ADDITIONAL RISK INFORMATION .......................7
                            FUND MANAGEMENT ...................................7
Shareholder Information     PRICING FUND SHARES ...............................9
                            HOW TO BUY SHARES .................................9
                            HOW TO EXCHANGE SHARES ...........................11
                            HOW TO SELL SHARES ...............................12
                            DISTRIBUTIONS ....................................14
                            TAX CONSEQUENCES .................................15
                            SHARE CLASS ARRANGEMENTS .........................15
Financial Highlights         .................................................23
Morgan Stanley Funds         ................................  INSIDE BACK COVER


                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]
    INVESTMENT OBJECTIVE
------------------------
Morgan Stanley Next Generation Trust seeks long-term growth of capital.


[GRAPHIC OMITTED]
    PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------

[sidebar]
GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[end sidebar]

The Fund will normally invest at least 65% of its assets in common stocks of companies of any asset size which manufacture products or provide services, or which develop or assist in the development of products and services, which, in the opinion of the Investment Manager, may be used by, or appeal to, children, teenagers and/or young adults. These products and services may include such areas as clothing, toys, computer technology and software, consumer electronics, Internet, telecommunications, entertainment, personal care, sports, publishing and education. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in companies which it believes have growth potential. The Fund's portfolio will be diversified among many different companies in a variety of industry groups. In deciding which securities to buy, hold or sell, the Fund's portfolio managers emphasize individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management and business prospects.

Up to 35% of the Fund's net assets may be invested in foreign securities, including emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies, including depositary receipts, that are listed in the U.S. on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in fixed-income securities.

The Fund will attempt to foster an understanding among young people of basic investment principles and personal finance by providing an array of educational and informational materials.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]
    PRINCIPAL RISKS
-------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in value of the securities subject to the trades.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


Certain foreign securities in which the Fund may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.


Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
    PAST PERFORMANCE
--------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 2 calendar years.
[end sidebar]

[GRAPHIC OMITTED]

2000           -28.09
'01            -14.93


[sidebar]
The bar chart reflects the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of June 30, 2002 was --9.56%.
[end sidebar]

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.12% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was --28.11% (quarter ended September 30, 2001).

[sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[end sidebar]




AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
-----------------------------------------------------------------------------
                                                        LIFE OF FUND
                                       PAST 1 YEAR    (SINCE 11/26/99)
-----------------------------------------------------------------------------
  Class A                               --18.79%         --20.68%
-----------------------------------------------------------------------------
  Class C                               --15.78%         --19.25%
-----------------------------------------------------------------------------
  Class D                               --14.25%         --18.49%
-----------------------------------------------------------------------------
  Class B -- Returns Before Taxes       --19.19%         --20.41%
-----------------------------------------------------------------------------
  Class B -- Returns After Taxes on
  Distributions(1)                      --19.19%         --20.43%
-----------------------------------------------------------------------------
  Class B -- Returns After Taxes on
  Distributions and Sale of Fund
  Shares                                --11.68%         --15.89%
-----------------------------------------------------------------------------
  S&P 500 Index(2)                      --11.88%          --8.42%
-----------------------------------------------------------------------------



1 These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

2 The Standard and Poor's 500 Index (S&P 500 (Registered Trademark)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.



[GRAPHIC OMITTED]
    FEES AND EXPENSES
---------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended July 31, 2002.
[end sidebar]


                                                    CLASS A      CLASS B      CLASS C     CLASS D
-----------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)   None         None        None
-----------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)               None(2)   5.00%(3)     1.00%(4)    None
-----------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------
  Management fee                                        0.75%     0.75%        0.75%       0.75%
-----------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                 0.24%     1.00%        0.97%       None
-----------------------------------------------------------------------------------------------------
  Other expenses                                        1.33%     1.33%        1.33%       1.33%
-----------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses5                 2.32%     3.08%        3.05%       2.08%
-----------------------------------------------------------------------------------------------------


1    Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4    Only applicable if you sell your shares within one year after purchase.


5 Effective May 1, 2002, the Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided in its Management Agreement until such time as the Fund has $50 million in net assets or until April 30, 2003, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager. Taking the waiver/assumption of expenses into account, the total operating expenses of Class A, Class B, Class C and Class D would have been 1.76%, 2.52%, 2.49% and 1.52%, respectively.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A       $748      $1,211      $1,700       $3,041       $748      $1,211      $1,700      $3,041
----------------------------------------------------------   --------------------------------------------
 Class B       $811      $1,251      $1,816       $3,392       $311      $  951      $1,616      $3,392
----------------------------------------------------------   --------------------------------------------
 Class C       $408      $  942      $1,601       $3,365       $308      $  942      $1,601      $3,365
----------------------------------------------------------   --------------------------------------------
 Class D       $211      $  652      $1,119       $2,410       $211      $  652      $1,119      $2,410
----------------------------------------------------------   --------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


[GRAPHIC OMITTED]
    ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.



Fixed-Income Securities. The Fund may invest up to 35% of its assets in investment grade corporate debt securities (including zero coupon securities) or comparable non-rated securities, as well as in U.S government securities (including zero coupon securities).



Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.



Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Other than limits relating to illiquid securities, subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]
    ADDITIONAL RISK INFORMATION
-------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. A portion of the Fund's fixed-income securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


[GRAPHIC OMITTED]

     FUND MANAGEMENT
--------------------



[sidebar]
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $125 billion in assets under management as of August 31, 2002.
[end sidebar]




The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services and manage its business affairs and to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis Lynch and David Cohen, both Vice Presidents of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended July 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]
    PRICING FUND SHARES
-----------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]
    HOW TO BUY SHARES
--------------------------

[sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------
                                           MINIMUM INVESTMENT
                                          ---------------------
INVESTMENT OPTIONS                        INITIAL    ADDITIONAL
---------------------------------------------------------------
  Regular Accounts                        $ 1,000      $  100
---------------------------------------------------------------
  Individual Retirement Account           $ 1,000      $  100
---------------------------------------------------------------
  Coverdell Education Savings Account     $   500      $  100
---------------------------------------------------------------
  EasyInvestSM                            $   100*     $  100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
---------------------------------------------------------------


* Provided your schedule of investments totals $1,000 in twenty-four months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Next Generation Trust.


o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]
    HOW TO EXCHANGE SHARES
--------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust, or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.




[GRAPHIC OMITTED]
    HOW TO SELL SHARES
----------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS              PROCEDURES
------------------   ------------------------------------------------------------------------------------
Contact Your         To sell your shares, simply call your Morgan Stanley Financial
Advisor              or other authorized Financial Advisor financial representative.
                     ------------------------------------------------------------------------------------
[GRAPHIC OMITTED]


                     Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                     ------------------------------------------------------------------------------------
By Letter            You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]
                     o  your account number;
                     o  the name of the Fund;
                     o the dollar amount or the number of shares you wish to
                     sell; o the Class of shares you wish to sell; and o the
                     signature of each owner as it appears on the account.
                   --------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
---------------- -------------------------------------------------------------------------
By Letter        If you are requesting payment to anyone other than the registered
(continued)      owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank
                 account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to
                 Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a
                 particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional
                 documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 -------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey
                 City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required
                 additional documentation.
                 -------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                 instructions.
                 -------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total
Withdrawal Plan  market value of at least $10,000, you may elect to withdraw
[GRAPHIC OMITTED]amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                 -------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 -------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your
                 Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                 "distributions," and ultimately may exhaust your account
                 balance. The Fund may terminate or revise the plan at any time.
                 -------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 24 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.




[GRAPHIC OMITTED]
    DISTRIBUTIONS
-----------------

[sidebar]
TARGETED DIVIDENDSSM
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.



Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
    TAX CONSEQUENCES
--------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]
     SHARE CLASS ARRANGEMENTS
-----------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

                                                                                             MAXIMUM ANNUAL
CLASS     SALES CHARGE                                                                         12B-1 FEE
-------------------------------------------------------------------------------------------------------------
A         Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                      0.25%
-------------------------------------------------------------------------------------------------------------
B         Maximum 5.0% CDSC during the first year decreasing to 0% after six years.               1.00%
-------------------------------------------------------------------------------------------------------------
C         1.0% CDSC during first year                                                             1.00%
-------------------------------------------------------------------------------------------------------------
D         None                                                                                    None
-------------------------------------------------------------------------------------------------------------


CLASS A SHARES   Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]

                                                    FRONT-END SALES CHARGE
                                     -------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
  Less than $25,000                          5.25%                    5.54%
--------------------------------------------------------------------------------------
  $25,000 but less than $50,000              4.75%                    4.99%
--------------------------------------------------------------------------------------
  $50,000 but less than $100,000             4.00%                    4.17%
--------------------------------------------------------------------------------------
  $100,000 but less than $250,000            3.00%                    3.09%
--------------------------------------------------------------------------------------
  $250,000 but less than $500,000            2.50%                    2.56%
--------------------------------------------------------------------------------------
  $500,000 but less than $1 million          2.00%                    2.04%
--------------------------------------------------------------------------------------
  $1 million and over                           0                        0
--------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative, (or Morgan Stanley Trust if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.


o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[sidebar]
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

                                      CDSC AS A PERCENTAGE
  YEAR SINCE PURCHASE PAYMENT MADE     OF AMOUNT REDEEMED
-----------------------------------------------------------------
  First                                       5.0%
-----------------------------------------------------------------
  Second                                      4.0%
-----------------------------------------------------------------
  Third                                       3.0%
-----------------------------------------------------------------
  Fourth                                      2.0%
-----------------------------------------------------------------
  Fifth                                       2.0%
-----------------------------------------------------------------
  Sixth                                       1.0%
-----------------------------------------------------------------
  Seventh and thereafter                      None
-----------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares held for you as a participant in an Morgan Stanley Eligible Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May
2007).

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.
 CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

 CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.


o    Certain unit investment trusts sponsored by Morgan Stanley DW.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

 NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Class A Shares
-------------------------------------------------------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                     FOR THE YEAR ENDED JULY 31,      NOVEMBER 26, 1999*
                                                  ---------------------------------        THROUGH
                                                       2002               2001          JULY 31, 2000
-------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $     6.57           $   9.10          $   10.00
-------------------------------------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss++                               (0.08)             (0.11)             (0.05)
   Net realized and unrealized loss                    (1.20)             (2.42)             (0.83)
                                                  ----------           --------          ---------
 Total loss from investment operations                 (1.28)             (2.53)             (0.88)
-------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                --                 --              (0.02)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $     5.29           $   6.57          $    9.10
-------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (19.48)%           (27.80)%            (8.83)%(1)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------
 Expenses                                               1.76%(4)           1.97%              1.70%(2)
-------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (1.36)%(4)         (1.37)%            (0.75)%(2)
-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $    1,345           $  1,995          $   3,506
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 166%               278%                40%(1)
-------------------------------------------------------------------------------------------------------------



*    Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 2.32% and (1.92)%, respectively.

Class B Shares
-------------------------------------------------------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                   FOR THE YEAR ENDED JULY 31,         NOVEMBER 26, 1999*
                                                 -------------------------------           THROUGH
                                                       2002               2001          JULY 31, 2000
-------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $     6.49           $   9.06          $   10.00
-------------------------------------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss++                               (0.13)             (0.16)             (0.10)
   Net realized and unrealized loss                    (1.17)             (2.41)             (0.83)
                                                  ----------           --------          ---------
 Total loss from investment operations                 (1.30)             (2.57)             (0.93)
-------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                --                 --              (0.01)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $     5.19           $   6.49          $    9.06
-------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (20.03)%           (28.37)%            (9.30)%(1)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------
 Expenses                                               2.52%(4)           2.73%              2.45%(2)
-------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (2.12)%(4)         (2.13)%            (1.50)%(2)
-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $   15,739           $ 26,045          $  50,633
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 166%               278%                40%(1)
-------------------------------------------------------------------------------------------------------------



*     Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 3.08% and (2.68)%, respectively.

Class C Shares
-------------------------------------------------------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                   FOR THE YEAR ENDED JULY 31,        NOVEMBER 26, 1999*
                                                 -------------------------------           THROUGH
                                                       2002               2001          JULY 31, 2000
-------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $     6.49           $   9.06          $   10.00
-------------------------------------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss++                               (0.12)             (0.16)             (0.10)
   Net realized and unrealized loss                    (1.18)             (2.41)             (0.83)
                                                  ----------           --------          ---------
 Total loss from investment operations                 (1.30)             (2.57)             (0.93)
-------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                --                 --              (0.01)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $     5.19           $   6.49          $    9.06
-------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (20.03)%           (28.37)%            (9.30)%(1)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------
 Expenses                                               2.49%(4)           2.73%              2.45%(2)
-------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (2.09)%(4)         (2.13)%            (1.50)%(2)
-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $    2,357           $  3,588          $   6,722
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 166%               278%                40%(1)
-------------------------------------------------------------------------------------------------------------



*    Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 3.05% and (2.65)%, respectively.

Class D Shares
-------------------------------------------------------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                   FOR THE YEAR ENDED JULY 31,        NOVEMBER 26, 1999*
                                                 -------------------------------           THROUGH
                                                       2002               2001          JULY 31, 2000
-------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $     6.59           $   9.11          $   10.00
-------------------------------------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss++                              ( 0.08)            ( 0.10)            ( 0.04)
   Net realized and unrealized loss                   ( 1.19)            ( 2.42)            ( 0.83)
                                                  ----------           --------          ---------
 Total loss from investment operations                ( 1.27)            ( 2.52)            ( 0.87)
-------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                --                 --             ( 0.02)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $     5.32           $   6.59          $    9.11
-------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (19.27)%           (27.66)%           ( 8.71)%(1)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------
 Expenses                                               1.52%(4)           1.73%              1.45%(2)
-------------------------------------------------------------------------------------------------------------
 Net investment loss                                  ( 1.12)%(4)        ( 1.13)%           ( 0.50)%(2)
-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $    2,248           $  3,872          $      23
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 166%               278%                40%(1)
-------------------------------------------------------------------------------------------------------------



*    Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 2.08% and (1.68)%, respectively.

Notes



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                                                                              27

Notes


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28

  Morgan Stanley Funds
------------------------------------------------------------------------------------------------------------------------------------
o  GLOBAL/INTERNATIONAL FUNDS                 Mid-Cap Value Fund                    o  INCOME FUNDS
   European Growth Fund                       Nasdaq-100 Index Fund                    Diversified Income Trust
   Fund of Funds - International Portfolio    Natural Resource Development             Federal Securities Trust
   Global Advantage Fund                      Securities                               High Yield Securities
   Global Dividend Growth Securities          New Discoveries Fund                     Intermediate Income Securities
   Global Utilities Fund                      Next Generation Trust                    Limited Duration Fund (NL)
   International Fund                         Small-Mid Special Value Fund             Limited Duration U.S. Treasury Trust
   International SmallCap Fund                Special Growth Fund                      Liquid Asset Fund (MM)
   International Value Equity Fund            Special Value Fund                       North American Government
   Japan Fund                                 Tax-Managed Growth Fund                  Income Trust
   Latin American Growth Fund                 Technology Fund                          U.S. Government Money Market Trust (MM)
   Pacific Growth Fund                                                                 U.S. Government Securities Trust
                                            o  GROWTH + INCOME FUNDS
                                               Balanced Growth Fund
o  GROWTH FUNDS                                Balanced Income Fund                 o  TAX-FREE INCOME FUNDS
   21st Century Trend Fund                     Convertible Securities Trust            California Tax-Free Daily Income Trust (MM)
   Aggressive Equity Fund                      Dividend Growth Securities              California Tax-Free Income Fund
   All Star Growth Fund                        Equity Fund                             Hawaii Municipal Trust (FSC)
   American Opportunities Fund                 Fund of Funds - Domestic Portfolio      Limited Term Municipal Trust (NL)
   Biotechnology Fund                          Fundamental Value Fund                  Multi-State Municipal Series Trust (FSC)
   Capital Opportunities Trust                 Income Builder Fund                     New York Municipal Money Market Trust (MM)
   Developing Growth Securities Trust          Real Estate Fund                        New York Tax-Free Income Fund
   Financial Services Trust                    S&P 500 Index Fund                      Tax-Exempt Securities Trust
   Growth Fund                                 Strategist Fund                         Tax-Free Daily Income Trust (MM)
   Health Sciences Trust                       Total Market Index Fund
   Information Fund                            Total Return Trust
   KLD Social Index Fund                       Utilities Fund
   Market Leader Trust                         Value Fund
                                               Value-Added Market Series/
                                               Equity Portfolio


--------------------------------------------------------------------------------

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.



Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's
investments is available in the Fund's Annual
and Semi-Annual Reports to Shareholders. In the
Fund's Annual Report, you will find a discussion
of the market conditions and investment                    Morgan Stanley
strategies that significantly affected the                 Next Generation Trust
Fund's performance during its last fiscal year.
The Fund's Statement of Additional Information
also provides additional information about the             A mutual fund that seeks
Fund. The Statement of Additional Information is           long-term growth of capital
incorporated herein by reference (legally is
part of this Prospectus). For a free copy of any
of these documents, to request other information
about the Fund, or to make shareholder                     [GRAPHIC OMITTED]
inquiries, please call:

             (800) 869-NEWS

You also may obtain information about the Fund             Prospectus | September 30, 2002
by calling your Morgan Stanley Financial Advisor
or by visiting our Internet site at:

      www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange
Commission's Public Reference Room in
Washington, DC. Information about the Reference
Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site
(www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington,
DC 20549-0102. TICKER SYMBOLS:


     Class A: NGTAX                   Class C: NGTCX
--------------------------       --------------------------
     Class B: NGTBX                   Class D: NGTDX
--------------------------       --------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9441)

MORGAN STANLEY NEXT GENERATION TRUST
LETTER TO THE SHAREHOLDERS o JULY 31, 2002

DEAR SHAREHOLDER:

During the 12-month period ended July 31, 2002, economic uncertainty, fear of terrorism and geopolitical conflicts all weighed heavily upon the U.S. equity markets. However, the issue of greatest concern to investors seemed to be a crisis in corporate-accounting practices and corporate governance. Accounting irregularities at companies such as Enron and WorldCom had a tremendous spillover effect, as investors regarded with extreme suspicion companies whose accounting practices appeared to be even remotely questionable or complex. As the number of corporate scandals and bankruptcies increased, investor sentiment deteriorated markedly.

The economic picture seemed to improve during the period, within both the manufacturing and retail sectors, but the pace of the recovery was more muted than many had hoped for. In addition, many businesses remained cautious and were reluctant to increase capital spending.

Despite notable strength in the equity markets during the fourth quarter of 2001, equity valuations had fallen significantly in a large number of areas by the end of July. These included some areas that had once been considered safe havens. By the end of the reporting period, investors were still looking for a positive catalyst to reverse this market weakness.


PERFORMANCE AND PORTFOLIO STRATEGY
For the 12-month period ended July 31, 2002, Morgan Stanley Next Generation Trust's Class A, B, C and D shares posted total returns of -19.48 percent, -20.03 percent, -20.03 percent and -19.27 percent, respectively. For the same period, the return of the Standard & Poor's 500 Index (S&P 500) was -23.61 percent. The performance of the Fund's four share classes varies because each has different expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. The accompanying chart compares the performance of the Fund to that of the S&P 500.

During this difficult market environment, the Fund was able to outperform its benchmark primarily as a result of its consumer-related holdings. Consumer discretionary was the largest sector in the Fund's portfolio, and the biggest contributor to performance. The sector is broadly diversified, and strong performance came within such areas as gaming, restaurants, entertainment and leisure, and education. Consumer staples, homebuilding, and auto and transportation stocks were also sources of positive performance. Within each of these consumer-related areas we were able to identify a number of companies with strong niche positions, positive free cash flow and compelling business momentum - all characteristics that we found particularly appealing in an uncertain economic and market environment. During the reporting period, we increased the Fund's exposure to both consumer discretionary and consumer staples.

MORGAN STANLEY NEXT GENERATION TRUST
LETTER TO THE SHAREHOLDERS o JULY 31, 2002 CONTINUED

The Fund's technology exposure detracted from overall performance. Technology was the Fund's second largest sector weighting, although we reduced the portfolio's exposure there significantly during the period. Within technology most of our focus was on software and semiconductor stocks. Software has been hamstrung by sluggish spending on information-technology, while semiconductor stocks have been negatively affected by concerns about a slowdown in personal computer sales. We have maintained positions in technology holdings that we believe have strong long-term prospects, reasonable valuations and are positioned to benefit when businesses resume technology-related spending.

Health care was the Fund's third-largest sector weighting. During the period, we benefited from owning a mix of both aggressive-growth holdings, such as biotechnology, and more-stable growth names, including hospital and health-care services, diagnostic testing, and medical equipment. At the end of the reporting period, consumer discretionary, technology, and health-care issues accounted for roughly 71 percent of the Fund's holdings.


LOOKING AHEAD
We believe the current spate of disclosure disasters will likely lead to a purge that could ultimately be healthy for the equity markets. In our view, once the constant stream of negative news dissipates, investors will be able to regain confidence in the integrity and competency of company managements. Further, the economy is starting to show signs of improvement, and while recoveries do not occur in a straight line we believe that this economic recovery will, at some point, take hold.

We continue to focus on in-depth company research, and have positioned the portfolio toward a mix of companies that we believe have more predictable and relatively more stable prospects, as well as cyclical stocks that, in our view, could be expected to perform well during an economic recovery.

We appreciate your ongoing support of Morgan Stanley Next Generation Trust and look forward to continuing to serve your investment needs.


Very truly yours,
[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

MORGAN STANLEY NEXT GENERATION TRUST
ANNUAL HOUSEHOLDING NOTICE o JULY 31, 2002 CONTINUED

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY NEXT GENERATION TRUST
FUND PERFORMANCE o JULY 31, 2002

[GRAPHIC OMITTED]

GROWTH OF $10,000
($ in Thousands)

Date                  Class A      Class B    Class C      Class D      S&P 500

November 25, 1999     $9,475       $10,000    $10,000      $10,000      $10,000
January 31, 2000      $9,103       $9,591     $9,591       $9,610       $9,882
April 30, 2000        $9,189       $9,871     $9,671       $9,710       $10,302
July 31, 2000         $8,638       $9,070     $9,070       $9,129       $10,178
October 31, 2000      $8,116       $8,510     $8,510       $8,588       $10,195
January 31, 2001      $7,588       $7,909     $7,909       $8,007       $9,772
April 30, 2001        $8,749       $7,038     $7,038       $7,145       $8,965
July 31, 2001         $6,237       $6,497     $6,457       $6,604       $8,718
October 31, 2001      $5,278       $5,496     $5,496       $5,592       $7,658
January 31, 2002      $8,085       $8,317     $6,317       $6,454       $8,195
April 30, 2002        $6,237       $8,457     $8,457       $6,604       $7,834
July 31, 2002         $5,022(3)    $5,040(3)  $5,196(3)    $5,331(3)    $6,660

               -- Class A    -- Class B  -- Class C   -- Class D  -- S&P 500 (4)

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.


           AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JULY 31, 2002
--------------------------------------------------------------------------------


                           CLASS A SHARES*
----------------------------------------------------------------------
1 Year                         (19.48)%(1)         (23.71)%(2)
Since Inception (11/26/99)     (21.11)%(1)         (22.68)%(2)


                           CLASS C SHARES+
----------------------------------------------------------------------
1 Year                         (20.03)%(1)         (20.83)%(2)
Since Inception (11/26/99)     (21.69)%(1)         (21.69)%(2)



                           CLASS B SHARES**
----------------------------------------------------------------------
1 Year                         (20.03)%(1)         (24.03)%(2)
Since Inception (11/26/99)     (21.69)%(1)         (22.58)%(2)


                         CLASS D SHARES[+/+]
---------------------------------------------------
1 Year                         (19.27)%(1)
Since Inception (11/26/99)     (20.94)%(1)


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on July 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++    Class D has no sales charge.

MORGAN STANLEY NEXT GENERATION TRUST
PORTFOLIO OF INVESTMENTS o JULY 31, 2002




      NUMBER OF
       SHARES                                                       VALUE
--------------------                                        --------------------
                       COMMON STOCKS (98.1%)
                       Advertising/Marketing Services (2.3%)
     6,025             Lamar Advertising Co.* ...........   $   190,269
    13,200             R.H. Donnelley Corp.* ............       316,140
                                                            -----------
                                                                506,409
                                                            -----------
                       Aerospace & Defense (0.9%)
     1,600             Alliant Techsystems, Inc.* .......        98,240
     3,075             Raytheon Co. .....................       100,183
                                                            -----------
                                                                198,423
                                                            -----------
                       Air Freight/Couriers (0.2%)
     1,750             Expeditors International of
                       Washington, Inc. .................        51,625
                                                            -----------
                       Apparel/Footwear (1.0%)
     9,200             Coach, Inc.* .....................       209,760
                                                            -----------
                       Apparel/Footwear Retail (2.8%)
     8,375             Abercrombie & Fitch Co.
                       (Class A)* .......................       189,275
    12,325             Limited Brands, Inc. .............       221,480
     5,525             Ross Stores, Inc. ................       208,071
                                                            -----------
                                                                618,826
                                                            -----------
                       Auto Parts: O.E.M. (0.8%)
     7,975             ArvinMeritor, Inc. ...............       168,751
                                                            -----------
                       Biotechnology (4.2%)
     3,850             Biogen, Inc.* ....................       138,484
     4,875             Celgene Corp.* ...................        83,704
    10,025             Gilead Sciences, Inc.* ...........       305,462
     4,925             IDEC Pharmaceuticals Corp.*              219,606
     3,250             MedImmune, Inc.* .................        96,655
     5,050             Millennium Pharmaceuticals,
                       Inc.* ............................        62,721
                                                            -----------
                                                                906,632
                                                            -----------
                       Broadcasting (3.8%)
    19,750             Radio One, Inc. (Class D)* .......       276,500
     9,250             Univision Communications,
                       Inc. (Class A)* ..................       264,457
     9,300             Westwood One, Inc.* ..............       295,275
                                                            -----------
                                                                836,232
                                                            -----------


      NUMBER OF
       SHARES                                                       VALUE
--------------------                                        --------------------
                       Casino/Gaming (3.8%)
    20,200             GTECH Holdings Corp.* ............   $   402,990
    19,900             Park Place Entertainment
                       Corp.* ...........................       182,682
    14,750             Penn National Gaming, Inc.* ......       230,100
                                                            -----------
                                                                815,772
                                                            -----------
                       Catalog/Specialty Distribution (0.7%)
     7,025             J. Jill Group Inc.* ..............       156,657
                                                            -----------
                       Chemicals: Specialty (1.0%)
     4,600             Albemarle Corp. ..................       135,976
     1,625             OM Group, Inc. ...................        74,425
                                                            -----------
                                                                210,401
                                                            -----------
                       Computer Communications (2.0%)
     8,184             Brocade Communications
                       Systems, Inc.* ...................       153,450
     6,494             Emulex Corp.* ....................       150,401
    13,000             Extreme Networks, Inc.* ..........       135,200
                                                            -----------
                                                                439,051
                                                            -----------
                       Computer Peripherals (1.4%)
     4,089             QLogic Corp.* ....................       166,627
    10,300             Storage Technology Corp.* ........       146,260
                                                            -----------
                                                                312,887
                                                            -----------
                       Contract Drilling (1.0%)
     9,825             GlobalSantaFe Corp. ..............       221,455
                                                            -----------
                       Data Processing Services (1.9%)
     2,775             Affiliated Computer Services,
                       Inc. (Class A)* ..................       130,369
     7,300             Bisys Group, Inc. (The)* .........       168,630
     3,000             First Data Corp. .................       104,850
                                                            -----------
                                                                403,849
                                                            -----------
                       Discount Stores (3.2%)
     5,875             BJ's Wholesale Club, Inc.* .......       206,506
    12,600             Dollar General Corp. .............       216,216
     5,250             Dollar Tree Stores, Inc.* ........       163,782
     3,750             Fred's, Inc. .....................       110,437
                                                            -----------
                                                                696,941
                                                            -----------

                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED




      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         -------------------
                       Electronic Components (1.2%)
     4,050             Jabil Circuit, Inc.* ..............   $    72,049
    13,600             SanDisk Corp.* ....................       195,840
                                                             -----------
                                                                 267,889
                                                             -----------
                       Electronic Production Equipment (1.8%)
     7,125             Celestica, Inc.* ..................       152,831
     3,625             KLA-Tencor Corp.* .................       142,789
     3,425             Novellus Systems, Inc.* ...........        92,441
                                                             -----------
                                                                 388,061
                                                             -----------
                       Finance/Rental/Leasing (2.3%)
     4,000             SLM Corp. .........................       364,000
       375             White Mountains Insurance
                       Group, Inc. .......................       127,500
                                                             -----------
                                                                 491,500
                                                             -----------
                       Financial Publishing/Services (3.0%)
    12,775             Interactive Data Corp. ............       167,225
     5,250             Moody's Corp. .....................       260,400
     9,875             SunGard Data Systems Inc.* ........       231,569
                                                             -----------
                                                                 659,194
                                                             -----------
                       Food: Meat/Fish/Dairy (2.5%)
     8,050             Dreyer's Grand Ice Cream,
                       Inc. ..............................       539,028
                                                             -----------
                       Food: Specialty/Candy (2.4%)
     4,850             Hershey Foods Corp. ...............       380,531
     3,300             J & J Snack Foods* ................       131,835
                                                             -----------
                                                                 512,366
                                                             -----------
                       Home Building (1.6%)
     1,200             NVR, Inc.* ........................       346,200
                                                             -----------
                       Home Furnishings (2.1%)
    11,950             Furniture Brands International,
                       Inc.* .............................       303,530
     3,134             Mohawk Industries, Inc.* ..........       148,865
                                                             -----------
                                                                 452,395
                                                             -----------
                       Hospital/Nursing Management (1.9%)
     2,612             Tenet Healthcare Corp.* ...........       124,462
     7,275             Triad Hospitals, Inc.* ............       290,854
                                                             -----------
                                                                 415,316
                                                             -----------


      NUMBER OF
       SHARES                                                        VALUE
--------------------                                          ------------------
                       Hotels/Resorts/Cruiselines (4.2%)
    14,375             Carnival Corp. ....................   $   380,937
     3,975             P & O Princess Crusies PLC
                       (ADR) (United Kingdom) ............       108,915
    16,875             Starwood Hotels & Resorts
                       Worldwide, Inc. ...................       433,687
                                                             -----------
                                                                 923,539
                                                             -----------
                       Household/Personal Care (0.3%)
     1,300             Alberto-Culver Co. (Class B) ......        61,763
                                                             -----------
                       Insurance Brokers/Services (1.1%)
     2,733             ChoicePoint Inc.* .................       114,485
     3,650             Willis Group Holdings Ltd.* .......       115,486
                                                             -----------
                                                                 229,971
                                                             -----------
                       Internet Software/Services (0.4%)
    56,475             Vignette Corp.* ...................        80,194
                                                             -----------
                       Investment Managers (0.6%)
     2,725             Affiliated Managers Group,
                       Inc.* .............................       128,674
                                                             -----------
                       Managed Health Care (0.8%)
     4,200             Oxford Health Plans, Inc.* ........       180,684
                                                             -----------
                       Medical Distributors (1.4%)
     4,425             AmerisourceBergen Corp. ...........       296,431
                                                             -----------
                       Medical Specialties (2.7%)
     7,500             Varian Medical Systems, Inc.*             313,500
     7,100             Zimmer Holdings, Inc.* ............       264,333
                                                             -----------
                                                                 577,833
                                                             -----------
                       Miscellaneous Commercial
                       Services (0.8%)
     6,550             Sabre Holdings Corp.* .............       173,706
                                                             -----------
                       Motor Vehicles (0.7%)
     3,300             Harley-Davidson, Inc. .............       156,288
                                                             -----------
                       Movies/Entertainment (2.4%)
    16,550             Cedar Fair, L.P. ..................       378,167
     7,250             Regal Entertainment Group
                       (Class A)* ........................       143,333
                                                             -----------
                                                                 521,500
                                                             -----------

                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED




      NUMBER OF
       SHARES                                                         VALUE
--------------------                                            ----------------
                       Oil & Gas Production (1.5%)
    31,275             PetroQuest Energy, Inc.* ...........   $   120,096
     8,375             Pioneer Natural Resources
                       Co.* ...............................       202,759
                                                              -----------
                                                                  322,855
                                                              -----------
                       Oilfield Services/Equipment (1.9%)
    12,975             BJ Services Co.* ...................       413,773
                                                              -----------
                       Other Consumer Services (4.1%)
     2,850             Apollo Group, Inc. (Class A)* ......       111,863
     6,400             Career Education Corp.* ............       282,496
     6,400             Education Management
                       Corp.* .............................       255,424
     5,350             Weight Watchers International,
                       Inc.* ..............................       233,528
                                                              -----------
                                                                  883,311
                                                              -----------
                       Packaged Software (3.6%)
     6,300             Adobe Systems, Inc. ................       150,948
     4,889             Intuit Inc.* .......................       215,018
     4,200             Mercury Interactive Corp.* .........       107,604
     3,250             Symantec Corp.* ....................       109,005
    10,700             TIBCO Software, Inc.* ..............        57,994
     8,250             VERITAS Software Corp.* ............       138,848
                                                              -----------
                                                                  779,417
                                                              -----------
                       Personnel Services (0.8%)
     5,825             AMN Healthcare Services,
                       Inc.* ..............................       165,721
                                                              -----------
                       Pharmaceuticals: Other (1.1%)
     2,950             Forest Laboratories, Inc.* .........       228,537
                                                              -----------
                       Publishing: Newspapers (0.5%)
     2,100             Media General, Inc. (Class A) ......       106,638
                                                              -----------
                       Recreational Products (3.9%)
     2,800             Activision, Inc.* ..................        80,416
     5,400             Electronic Arts Inc.* ..............       324,972
     3,050             International Game
                       Technology* ........................       177,663
    13,750             Mattel, Inc. .......................       258,638
                                                              -----------
                                                                  841,689
                                                              -----------
                       Regional Banks (0.3%)
     1,425             Commerce Bancorp, Inc. .............        65,864
                                                              -----------


      NUMBER OF
       SHARES                                                         VALUE
--------------------                                          ------------------
                       Restaurants (5.8%)
     8,600             AFC Enterprises, Inc.* .............   $   233,490
     4,000             CBRL Group, Inc. ...................       119,680
    12,200             Jack in the Box, Inc.* .............       337,940
     3,650             P.F. Chang's China Bistro,
                       Inc.* ..............................       113,953
     3,725             Sonic Corp.* .......................       104,598
     5,600             Wendy's International, Inc. ........       206,024
     4,900             Yum! Brands, Inc.* .................       151,410
                                                              -----------
                                                                1,267,095
                                                              -----------
                       Savings Banks (0.5%)
     3,500             Charter One Financial, Inc. ........       118,720
                                                              -----------
                       Semiconductors (2.7%)
    12,325             Altera Corp.* ......................       145,805
     3,575             Broadcom Corp. (Class A)* ..........        67,067
    28,629             Conexant Systems, Inc.* ............        58,117
     5,050             Integrated Device Technology,
                       Inc.* ..............................        64,640
     7,550             Intersil Corp. (Class A)* ..........       164,515
     5,149             Micrel, Inc.* ......................        59,059
     2,800             NVIDIA Corp.* ......................        30,996
                                                              -----------
                                                                  590,199
                                                              -----------
                       Services to the Health
                       Industry (1.1%)
     1,850             Express Scripts, Inc.
                       (Class A)* .........................        96,200
     1,850             Laboratory Corp. of America
                       Holdings* ..........................        63,455
     1,200             Quest Diagnostics Inc.* ............        72,468
                                                              -----------
                                                                  232,123
                                                              -----------
                       Specialty Stores (1.3%)
     6,100             Kirkland's, Inc.* ..................        65,148
     2,250             Tractor Supply Company* ............       134,505
     3,450             Williams-Sonoma, Inc.* .............        78,488
                                                              -----------
                                                                  278,141
                                                              -----------
                       Specialty Telecommunications (1.0%)
     4,600             Commonwealth Telephone
                       Enterprises, Inc.* .................       177,974
    14,100             Crown Castle International
                       Corp.* .............................        32,430
                                                              -----------
                                                                  210,404
                                                              -----------

                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED


 NUMBER OF
   SHARES                                               VALUE
-----------                                        --------------
              Telecommunication Equipment (1.7%)
  10,950      CIENA Corp.* .....................   $    44,129
   5,100      Harris Corp. .....................       163,761
  42,850      Nortel Networks Corp.
              (Canada)* ........................        41,565
   7,100      RF Micro Devices, Inc.* ..........        47,286
  14,525      Tellabs, Inc.* ...................        83,228
                                                   -----------
                                                       379,969
                                                   -----------
              Tobacco (0.7%)
   5,875      Loews Corp. - Carolina Group             145,113
                                                   -----------
              Wireless Telecommunications (0.4%)
  16,200      Nextel Communications, Inc.
              (Class A)* .......................        92,826
                                                   -----------


TOTAL COMMON STOCKS
(Cost $22,268,391) (a).........    98.1%        21,278,598
OTHER ASSETS IN EXCESS OF
LIABILITIES ...................     1.9            410,989
                                  -----         ----------
NET ASSETS ....................   100.0%       $21,689,587
                                  =====        ===========

---------------------------
ADR   American Depository Receipt.
 *    Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,582,772 and the aggregate gross unrealized depreciation is $2,572,565, resulting in net unrealized depreciation of $989,793.


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002



ASSETS:
Investments in securities, at value
 (cost $22,268,391)...............................................    $  21,278,598
Cash .............................................................           83,719
Receivable for:
  Investments sold ...............................................          846,835
  Dividends ......................................................            7,851
  Foreign withholding taxes reclaimed ............................            5,281
  Shares of beneficial interest sold .............................            3,231
Prepaid expenses and other assets ................................            8,727
Receivable from affiliate ........................................          103,621
                                                                      -------------
  TOTAL ASSETS ...................................................       22,337,863
                                                                      -------------
LIABILITIES:
Payable for:
  Investments purchased ..........................................          453,327
  Shares of beneficial interest redeemed .........................           75,565
  Distribution fee ...............................................           17,376
Accrued expenses and other payables ..............................          102,008
                                                                      -------------
  TOTAL LIABILITIES ..............................................          648,276
                                                                      -------------
  NET ASSETS .....................................................    $  21,689,587
                                                                      =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................................    $  46,831,654
Net unrealized depreciation ......................................         (989,515)
Accumulated net investment loss ..................................             (480)
Accumulated net realized loss ....................................      (24,152,072)
                                                                      -------------
  NET ASSETS .....................................................    $  21,689,587
                                                                      =============
CLASS A SHARES:
Net Assets .......................................................    $   1,345,242
Shares Outstanding (unlimited authorized, $.01 par value).........          254,274
  NET ASSET VALUE PER SHARE ......................................    $        5.29
                                                                      =============
  MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) ................    $        5.58
                                                                      =============
CLASS B SHARES:
Net Assets .......................................................    $  15,738,535
Shares Outstanding (unlimited authorized, $.01 par value).........        3,033,014
  NET ASSET VALUE PER SHARE ......................................    $        5.19
                                                                      =============
CLASS C SHARES:
Net Assets .......................................................    $   2,357,478
Shares Outstanding (unlimited authorized, $.01 par value).........          454,353
  NET ASSET VALUE PER SHARE ......................................    $        5.19
                                                                      =============
CLASS D SHARES:
Net Assets .......................................................    $   2,248,332
Shares Outstanding (unlimited authorized, $.01 par value).........          422,917
  NET ASSET VALUE PER SHARE ......................................    $        5.32
                                                                      =============


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended July 31, 2002



NET INVESTMENT LOSS:
INCOME
Dividends .....................................    $    102,567
Interest ......................................          12,088
                                                   ------------
  TOTAL INCOME ................................         114,655
                                                   ------------
EXPENSES
Investment management fee .....................         219,074
Distribution fee (Class A shares) .............           4,084
Distribution fee (Class B shares) .............         211,754
Distribution fee (Class C shares) .............          29,532
Transfer agent fees and expenses ..............         169,547
Shareholder reports and notices ...............          62,826
Registration fees .............................          50,852
Professional fees .............................          48,932
Custodian fees ................................          35,596
Trustees' fees and expenses ...................          12,052
Other .........................................           9,542
                                                   ------------
  TOTAL EXPENSES ..............................         853,791
Less: amounts waived/reimbursed ...............        (165,746)
                                                   ------------
  NET EXPENSES ................................         688,045
                                                   ------------
  NET INVESTMENT LOSS .........................        (573,390)
                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .............................      (4,809,639)
Net change in unrealized depreciation .........        (544,751)
                                                   ------------
  NET LOSS ....................................      (5,354,390)
                                                   ------------
NET DECREASE ..................................    $ (5,927,780)
                                                   ============


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS




                                                                                     FOR THE YEAR      FOR THE YEAR
                                                                                        ENDED              ENDED
                                                                                    JULY 31, 2002      JULY 31, 2001
                                                                                   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ............................................................    $    (573,390)    $    (914,743)
Net realized loss ..............................................................       (4,809,639)      (11,098,826)
Net change in unrealized depreciation ..........................................         (544,751)       (3,140,300)
                                                                                    -------------     -------------
  NET DECREASE .................................................................       (5,927,780)      (15,153,869)
Net decrease from transactions in shares of beneficial interest ................       (7,882,826)      (10,228,975)
                                                                                    -------------     -------------
  NET DECREASE .................................................................      (13,810,606)      (25,382,844)
NET ASSETS:
Beginning of period ............................................................       35,500,193        60,883,037
                                                                                    -------------     -------------
END OF PERIOD
(Including accumulated net investment losses of $480 and $226, respectively)....    $  21,689,587     $  35,500,193
                                                                                    =============     =============


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Next Generation Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies which manufacture products or provide services for children, teenagers and/or young adults. The Fund was organized as a Massachusetts business trust on July 8, 1999 and commenced operations on November 26, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY NEXT GENERATION TRUST
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY NEXT GENERATION TRUST
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

For the period May 1, 2002 through April 30, 2003, or until the Fund attains $50 million of net assets, whichever occurs first, the Investment Manager has agreed to waive its fee and assume all operating expenses (except for distribution fees). At July 31, 2002, included in the Statement of Assets and Liabilities are receivables from an affiliate, which represent expense reimbursements due to the Fund.


3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled approximately $5,784,614 at July 31, 2002.

MORGAN STANLEY NEXT GENERATION TRUST
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.97%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $120,740 and $324, respectively and received approximately $6,704 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 aggregated $47,481,339 and $56,316,136, respectively.

For the year ended July 31, 2002, the Fund incurred brokerage commissions of $6,934, with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. FEDERAL INCOME TAX STATUS
At July 31, 2002, the Fund had a net capital loss carryover of approximately $23,009,000 of which $7,490,000 will be available through July 31, 2009 and $15,519,000 will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $622,000 during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $573,616, accumulated net realized loss was credited $480 and accumulated net investment loss was credited $573,136.

MORGAN STANLEY NEXT GENERATION TRUST
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

6. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:





                                              FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                            ENDED
                                             JULY 31, 2002                    JULY 31, 2001
                                    -------------------------------- --------------------------------
                                         SHARES          AMOUNT           SHARES          AMOUNT
                                    --------------- ---------------- --------------- ----------------
CLASS A SHARES
Sold ..............................        51,304    $     318,323          46,123    $     349,495
Redeemed ..........................      (100,753)        (622,944)       (127,667)        (998,955)
                                         --------    -------------        --------    -------------
Net decrease - Class A ............       (49,449)        (304,621)        (81,544)        (649,460)
                                         --------    -------------        --------    -------------
CLASS B SHARES
Sold ..............................     1,213,071        6,815,292         604,700        4,699,463
Redeemed ..........................    (2,192,466)     (12,557,346)     (2,180,728)     (16,962,047)
                                       ----------    -------------      ----------    -------------
Net decrease - Class B ............      (979,395)      (5,742,054)     (1,576,028)     (12,262,584)
                                       ----------    -------------      ----------    -------------
CLASS C SHARES
Sold ..............................        32,577          195,830         168,490        1,104,165
Redeemed ..........................      (131,005)        (779,248)       (357,574)      (2,503,337)
                                       ----------    -------------      ----------    -------------
Net decrease - Class C ............       (98,428)        (583,418)       (189,084)      (1,399,172)
                                       ----------    -------------      ----------    -------------
CLASS D SHARES
Sold ..............................       304,912        1,728,680         798,140        5,589,753
Redeemed ..........................      (469,467)      (2,981,413)       (213,174)      (1,507,512)
                                       ----------    -------------      ----------    -------------
Net increase (decrease) - Class D .      (164,555)      (1,252,733)        584,966        4,082,241
                                       ----------    -------------      ----------    -------------
Net decrease in Fund ..............    (1,291,827)   $  (7,882,826)     (1,261,690)   $ (10,228,975)
                                       ==========    =============      ==========    =============

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At July 31, 2002, there were no outstanding forward contracts.

MORGAN STANLEY NEXT GENERATION TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $  6.57           $  9.10               $ 10.00
                                                            -------           -------               -------
Loss from investment operations:
 Net investment loss[+/+] .........................           (0.08)            (0.11)                (0.05)
 Net realized and unrealized loss .................           (1.20)            (2.42)                (0.83)
                                                            -------           -------               -------
Total loss from investment operations .............           (1.28)            (2.53)                (0.88)
                                                            -------           -------               -------
Less dividends from net investment income .........              -                 -                  (0.02)
                                                            -------           -------               -------
Net asset value, end of period ....................         $  5.29           $  6.57               $  9.10
                                                            =======           =======               =======
TOTAL RETURN+  ....................................          (19.48)%          (27.80)%               (8.83)%(1)
RATIOS TO AVERAGE NET ASSETS(3):
Expenses ..........................................            1.76 %(4)         1.97 %                1.70 %(2)
Net investment loss ...............................           (1.36)%(4)        (1.37)%               (0.75)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $ 1,345           $ 1,995                $3,506
Portfolio turnover rate ...........................             166 %             278 %                  40 %(1)

------------
*    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3 Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 2.32% and (1.92)%, respectively.


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $  6.49           $  9.06           $ 10.00
                                                            ---------         -------           -------
Loss from investment operations:
 Net investment loss[+/+] .........................           (0.13)            (0.16)            (0.10)
 Net realized and unrealized loss .................           (1.17)            (2.41)            (0.83)
                                                            ---------         -------           -------
Total loss from investment operations .............           (1.30)            (2.57)            (0.93)
                                                            ---------         -------           -------
Less dividends from net investment income .........               -                 -             (0.01)
                                                            ---------         -------           -------
Net asset value, end of period ....................         $  5.19           $  6.49           $  9.06
                                                            =========         =======           =======
TOTAL RETURN+ .....................................          (20.03)%          (28.37)%           (9.30)%(1)
RATIOS TO AVERAGE NET ASSETS(3):
Expenses ..........................................            2.52 %(4)         2.73 %            2.45 %(2)
Net investment loss ...............................           (2.12)%(4)        (2.13)%           (1.50)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........          15,739           $26,045           $50,633
Portfolio turnover rate ...........................             166 %             278 %              40 %(1)

------------
*    Commencement of operations.
[+/+]The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 3.08% and (2.68)%, respectively.


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period. .............         $  6.49           $  9.06              $ 10.00
                                                            -------           -------              -------
Loss from investment operations:
 Net investment loss[+/+]..........................           (0.12)            (0.16)                (0.10)
 Net realized and unrealized loss .................           (1.18)            (2.41)                (0.83)
                                                            -------           -------               -------
Total loss from investment operations. ............           (1.30)            (2.57)                (0.93)
                                                            -------           -------               -------
Less dividends from net investment income .........               -                 -                 (0.01)
                                                            -------           -------              -------
Net asset value, end of period. ...................         $  5.19           $  6.49               $  9.06
                                                            =======           =======               =======
TOTAL RETURN+......................................          (20.03)%          (28.37)%               (9.30)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................            2.49 %(4)         2.73 %                2.45 %(2)
Net investment loss ...............................           (2.09)%(4)        (2.13)%               (1.50)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........          $2,357           $ 3,588                $6,722
Portfolio turnover rate ...........................             166 %             278 %                  40 %(1)

------------
*     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 3.05% and (2.65)%, respectively.


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $  6.59           $  9.11               $ 10.00
                                                            -------           -------               -------
Loss from investment operations:
 Net investment loss[+/+] .........................           (0.08)            (0.10)                (0.04)
 Net realized and unrealized loss .................           (1.19)            (2.42)                (0.83)
                                                            -------           -------               -------
Total loss from investment operations .............           (1.27)            (2.52)                (0.87)
                                                            -------           -------               -------
Less dividends from net investment income .........              -                 -                  (0.02)
                                                            -------           -------               -------
Net asset value, end of period ....................         $  5.32           $  6.59               $  9.11
                                                            =======           =======               =======
TOTAL RETURN+ .....................................          (19.27)%          (27.66)%               (8.71)%(1)
RATIOS TO AVERAGE NET ASSETS(3):
Expenses ..........................................            1.52 %(4)         1.73 %                1.45 %(2)
Net investment loss ...............................           (1.12)%(4)        (1.13)%               (0.50)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $ 2,248           $ 3,872                $   23
Portfolio turnover rate ...........................             166 %             278 %                  40 %(1)

------------
*      Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 2.08% and (1.68)%, respectively.


                       See Notes to Financial Statements

MORGAN STANLEY NEXT GENERATION TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY NEXT GENERATION TRUST:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Next Generation Trust (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Next Generation Trust as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 12, 2002

MORGAN STANLEY NEXT GENERATION TRUST
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:



                                                         TERM OF
                                                       OFFICE AND
                                       POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF         HELD WITH         TIME
         INDEPENDENT TRUSTEE            REGISTRANT       SERVED*
------------------------------------- ------------- ----------------
Michael Bozic (61)                    Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                        April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Trustee       Trustee since
c/o Summit Ventures LLC                             January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                  Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                        September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                            FUND
                                                                                           COMPLEX
       NAME, AGE AND ADDRESS OF                                                           OVERSEEN
         INDEPENDENT TRUSTEE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer of
                                      Hills Department Stores (May 1991-July 1995);
                                      formerly variously Chairman, Chief Executive
                                      Officer, President and Chief Operating Officer
                                      (1987-1991) of the Sears Merchandise Group
                                      of Sears, Roebuck & Co.

Edwin J. Garn (69)                    Director or Trustee of the Morgan Stanley        129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut, Space
                                      Shuttle Discovery (April 12-19, 1985); Vice
                                      Chairman, Huntsman Corporation (chemical
                                      company); member of the Utah Regional
                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its wholly-owned
                                      subsidiary, Allstate Insurance Company
                                      (July 1989-December 1994).



       NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of the
                                      board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.

MORGAN STANLEY NEXT GENERATION TRUST
TRUSTEE AND OFFICER INFORMATION CONTINUED


                                                          TERM OF
                                                         OFFICE AND
                                         POSITION(S)     LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH         TIME
          INDEPENDENT TRUSTEE             REGISTRANT      SERVED*
--------------------------------------- ------------- ---------------
Dr. Manuel H. Johnson (53)              Trustee       Trustee since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)                  Trustee       Trustee since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY



                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
        NAME, AGE AND ADDRESS OF                                                            OVERSEEN
          INDEPENDENT TRUSTEE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director     129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group of
                                        Seven Council (G7C), an international economic
                                        commission; formerly Vice Chairman of the
                                        Board of Governors of the Federal Reserve
                                        System and Assistant Secretary of the U.S.
                                        Treasury.

Michael E. Nugent (66)                  Chairman of the Insurance Committee and          207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).



        NAME, AGE AND ADDRESS OF
          INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

MORGAN STANLEY NEXT GENERATION TRUST
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:





                                                           TERM OF
                                                          OFFICE AND
                                     POSITION(S)          LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH              TIME
      INTERESTED TRUSTEE              REGISTRANT           SERVED*
------------------------------ ----------------------- ---------------
Charles A. Fiumefreddo (69)    Chairman and Director   Trustee since
c/o Morgan Stanley Trust       or Trustee              July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                 Trustee since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee                 Trustee since
1585 Broadway                                          April 1994
New York, NY



                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                      FUND
                                                                                     COMPLEX
   NAME, AGE AND ADDRESS OF                                                         OVERSEEN
      INTERESTED TRUSTEE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BY TRUSTEE**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the           129
c/o Morgan Stanley Trust       Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Trusts; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since           129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and Chief
                               Operating Officer of Individual Securities of
                               Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan Stanley         129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley
                               DW; Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer
                               of Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.



   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY NEXT GENERATION TRUST
TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:





                                                       TERM OF
                                                      OFFICE AND
                                  POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH             TIME
      EXECUTIVE OFFICER            REGISTRANT          SERVED*
----------------------------- ------------------- -----------------
Mitchell M. Merin (48)        President and       President since
1221 Avenue of the Americas   Chief Executive     May 1999 and
New York, NY                  Officer             Chief Executive
                                                  Officer since
                                                  September
                                                  2002

Barry Fink (47)               Vice President,     Vice President,
1221 Avenue of the Americas   Secretary and       Secretary
New York, NY                  General Counsel     and General
                                                  Counsel since
                                                  February 1997

Thomas F. Caloia (56)         Treasurer           Treasurer since
c/o Morgan Stanley Trust                          April 1989
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)        Vice President      Since October
1221 Avenue of the Americas                       1998
New York, NY

Joseph J. McAlinden (59)      Vice President      Since July 1995
1221 Avenue of the Americas
New York, NY

Francis Smith (37)            Vice President      Since
c/o Morgan Stanley Trust      and Chief           September
Harborside Financial Center   Financial Officer   2002
Plaza Two,
Jersey City, NJ


Mitchell M. Merin (48)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management (since December 1998); President, Director
New York, NY                   (since April 1997) and Chief Executive Officer (since June 1998)
                               of the Investment Manager and Morgan Stanley Service; Chairman,
                               Chief Executive Officer and Director of the Distributor (since
                               June 1998); Chairman (since June 1998) and Director (since
                               January 1998) of the Transfer Agent; Director of various Morgan
                               Stanley subsidiaries; President (since May 1999) and Chief
                               Executive Officer (since 2002) of the Morgan Stanley Funds and
                               TCW/DW Term Trust; Trustee of various Van Kampen investment companies (since December 1999); previously Chief Strategic
                               Officer of the Investment Manager and Morgan Stanley Services and
                               Executive Vice President of the Distributor (April 1997-June
                               1998), Vice President of the Morgan Stanley Funds (May 1997-April
                               1999), and Executive Vice President of Morgan Stanley.

Barry Fink (47)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Management; Managing
New York, NY                   Director (since December 2000), and Secretary and General Counsel
                               (since February 1997) and Director (since July 1998) of the
                               Investment Manager and Morgan Stanley Services; Assistant
                               Secretary of Morgan Stanley DW; Vice President, Secretary and
                               General Counsel of the Morgan Stanley Funds and TCW/DW Term
                               Trusts (since February 1997); Vice President and Secretary of the
                               Distributor; previously, Senior Vice President, Assistant
                               Secretary and Assistant General Counsel of the Investment
                               Manager, the Distributor and Morgan Stanley Services.

Thomas F. Caloia (56)          First Vice President and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust       Manager, the Distributor and Morgan Stanley Services; Treasurer
Harborside Financial Center,   of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)         Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas    (since February 1999) of the Investment Manager and Morgan
New York, NY                   Stanley Services and Chief Executive Officer and Director of the
                               Transfer Agent; previously Managing Director of the TCW Group
                               Inc.

Joseph J. McAlinden (59)       Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    Manager, Morgan Stanley Investment Management Inc. and Morgan
New York, NY                   Stanley Investments LP; Director of the Transfer Agent; Chief
                               Investment Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Officer of the Morgan Stanley Funds and
c/o Morgan Stanley Trust       the TCW/DW Term Trusts (since September 2002); Executive Director
Harborside Financial Center    of the Investment Manager Stanley Services (since December 2001).
Plaza Two,                     Formerly, Vice President of the Investment Manager and Morgan
Jersey City, NJ                Stanley Services (August 2000-November 2001), Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August 2000) and
                               Associate--Funds Administration at BlackRock Financial Management
                               (July 1996-December 1997).

------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS
Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Adivsors Inc.
1221 Avenue of the Americas
New York, NY 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus.
The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.
Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC, Morgan Stanley Funds are distributed by Morgan Stanley Distributiors Inc.

Morgan Stanley Distributors Inc., member NASD.

Morgan Stanley [LOGO]

Morgan Stanley [LOGO]

[GRAPHIC OMITTED]

Morgan Stanley
Next Generation Trust

Annual Report
July 31, 2002

36181RPT-7920H02-ANP-8/02

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Developing Growth Securities Trust ("Developing Growth") to be issued pursuant to an Agreement and Plan of Reorganization, dated July 31, 2003, between Developing Growth and Morgan Stanley Next Generation Trust ("Next Generation") in connection with the acquisition by Developing Growth of substantially all of the assets, subject to stated liabilities, of Next Generation. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read
in conjunction with the related Proxy Statement and Prospectus, dated     ,
2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Developing Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


    The date of this Statement of Additional Information is         , 2003.

                               TABLE OF CONTENTS




                                                             PAGE
                                                            -----
INTRODUCTION ............................................     B-3
ADDITIONAL INFORMATION ABOUT DEVELOPING GROWTH ..........     B-3
ADDITIONAL INFORMATION ABOUT NEXT GENERATION ............     B-4
FINANCIAL STATEMENTS ....................................     B-5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated     , 2003
(the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Next Generation shareholders in connection with the solicitation of proxies by the Board of Trustees of Next Generation to be voted at the Special Meeting of Shareholders of Next Generation to be held on December 16, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Developing Growth dated November 29, 2002 and the Statement of Additional Information of Next Generation dated September 30, 2002.


                ADDITIONAL INFORMATION ABOUT DEVELOPING GROWTH


FUND HISTORY

     For additional information about Developing Growth's history, see "Fund History" in Developing Growth's Statement of Additional Information.


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Developing Growth's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Developing Growth's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Developing Growth, see "Management of the Fund" and "Investment Management and Other Services" in Developing Growth's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Developing Growth's investment manager, see "Investment Management and Other Services" in Developing Growth's Statement of Additional Information. For additional information about Developing Growth's independent auditors, see "Investment Management and Other Services" in Developing Growth's Statement of Additional Information. For additional information about other services provided to Developing Growth, see "Investment Management and Other Services" in Developing Growth's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Developing Growth's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Developing Growth, see "Capital Stock and Other Securities" in Developing Growth's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Developing Growth's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Developing Growth's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Developing Growth's policies regarding dividends and distributions and tax matters affecting Developing Growth and its shareholders, see "Taxation of the Fund and Shareholders" in Developing Growth's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Developing Growth's distributor and the distribution agreement between Developing Growth and its distributor, see "Investment Management and Other Services" and "Underwriters" in Developing Growth's Statement of Additional Information.


PERFORMANCE DATA

     For additional information about Developing Growth's performance, see "Calculation of Performance Data" in Developing Growth's Statement of Additional Information.


                 ADDITIONAL INFORMATION ABOUT NEXT GENERATION


FUND HISTORY

     For additional information about Next Generation's history, see "Fund History" in Next Generation's Statement of Additional Information.


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Next Generation's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Next Generation's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Next Generation, see "Management of the Fund" and "Investment Management and Other Services" in Next Generation's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Next Generation's investment manager, see "Investment Management and Other Services" in Next Generation's Statement of Additional Information. For additional information about Next Generation's independent auditors, see "Investment Management and Other Services" in Next Generation's Statement of Additional Information. For additional information about other services provided to Next Generation, see "Investment Management and Other Services" in Next Generation's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Next Generation's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Next Generation, see "Capital Stock and Other Securities" in Next Generation's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES


     For additional information about the purchase and redemption of Next Generation's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Next Generation's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


     For additional information about Next Generation's policies regarding dividends and distributions and tax matters affecting Next Generation and its shareholders, see "Taxation of the Fund and Shareholders" in Next Generation's Statement of Additional Information.


DISTRIBUTION OF SHARES


     For additional information about Next Generation's distributor and the distribution agreement between Next Generation and its distributor, see "Investment Management and Other Services" and "Underwriters" in Next Generation's Statement of Additional Information.


PERFORMANCE DATA


     For additional information about Next Generation's performance, see "Calculation of Performance Data" in Next Generation's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Developing Growth's most recent audited financial statements are set forth in Developing Growth's Annual Report for the fiscal year ended September 30, 2002 and the succeeding Semi-Annual Report for the six months ended March 31, 2003. A copy of the Annual Report and Semi-Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Next Generation's most recent audited financial statements are set forth in Next Generation's Annual Report for the fiscal year ended July 31, 2003, which is incorporated by reference in the Proxy Statement and Prospectus.


     Pro forma financial statements are not required to be included herewith since Next Generation's assets are substantially smaller than those of Developing Growth.

STATEMENT OF ADDITIONAL INFORMATION
                                             MORGAN STANLEY
                                             DEVELOPING GROWTH
NOVEMBER 29, 2002                            SECURITIES TRUST
--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus. The Prospectus (dated November 29, 2002) for the Morgan Stanley Developing Growth Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.





Morgan Stanley Developing Growth Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...................................................  4
II.   Description of the Fund and Its Investments and Risks ..........  4
      A.  Classification .............................................  4
      B.  Investment Strategies and Risks ............................  4
      C.  Fund Policies/Investment Restrictions ......................  7
III.   Management of the Fund ........................................  9
      A.  Board of Trustees ..........................................  9
      B.  Management Information .....................................  9
      C.  Compensation ............................................... 14
IV.   Control Persons and Principal Holders of Securities ............ 15
V.    Investment Management and Other Services ....................... 16
      A.  Investment Manager ......................................... 16
      B.  Principal Underwriter ...................................... 16
      C.  Services Provided by the Investment Manager ................ 17
      D.  Dealer Reallowances ........................................ 18
      E.  Rule 12b-1 Plan ............................................ 18
      F.  Other Service Providers .................................... 22
      G.  Codes of Ethics ............................................ 22
VI.   Brokerage Allocation and Other Practices ....................... 22
      A.  Brokerage Transactions ..................................... 22
      B.  Commissions ................................................ 23
      C.  Brokerage Selection ........................................ 23
      D.  Directed Brokerage ......................................... 24
      E.  Regular Broker-Dealers ..................................... 24
VII.  Capital Stock and Other Securities ............................. 24
VIII. Purchase, Redemption and Pricing of Shares ..................... 25
      A.  Purchase/Redemption of Shares .............................. 25
      B.  Offering Price ............................................. 26
IX.   Taxation of the Fund and Shareholders .......................... 27
X.    Underwriters ................................................... 28
XI.   Calculation of Performance Data ................................ 29
XII.  Financial Statements ........................................... 30

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" -- The Bank of New York.

     "Distributor" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" -- Morgan Stanley authorized financial services representatives.

     "Fund" -- Morgan Stanley Developing Growth Securities Trust, a registered open-end investment company.

     "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



     "Investment Manager" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 28, 1982, with the name Dean Witter
Developing Growth Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Developing Growth Securities Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Developing Growth Securities Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital growth.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     WARRANTS. The Fund may acquire warrants. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LEVERAGING. The Fund may borrow money from a bank in an amount up to 25% of the Fund's total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may borrow to seek to enhance capital appreciation by leveraging its investments through purchasing securities with borrowed funds. The Fund will maintain asset coverage with respect to any borrowings in accordance with the Investment Company Act of 1940 (the "Investment Company Act"). Leveraging Fund investments has speculative characteristics.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund will:

    1.  Seek long-term capital growth.

   The Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its total assets (valued at the time of investment) may be invested in any one industry classification used by the Fund for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States government or its agencies or instrumentalities.

    4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States government, its agencies or instrumentalities.

    5. Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes.

    6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    7. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    8.  Purchase or sell commodities or commodity futures contracts.

    9. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

   10.  Write, purchase or sell puts, calls, or combinations thereof.

   11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

   12. Invest more than 5% of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

   13. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 5% of its net assets so long as shares of the Fund are being sold in those states.

   14. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money; or (c) lending portfolio securities.

   15. Make loans of money or securities, except by: (a) the purchase of debt obligations; (b) investment in repurchase agreements; or (c) lending its portfolio securities.


   16.  Make short sales of securities.


   17. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities.


   18. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.


   19. Invest for the purpose of exercising control or management of any other issuer.


     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees ("Independent Trustees"). The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                             FUND
                              POSITION(S)    LENGTH OF                                       COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*          DURING PAST 5 YEARS          BY TRUSTEE           BY TRUSTEE
---------------------------- ------------- ------------  -------------------------------- -------------- ---------------------------
Michael Bozic (61)           Trustee       Trustee       Retired, Director or Trustee of       129       Director of Weirton Steel
c/o Mayer, Brown, Rowe &                   since         the Morgan Stanley Funds and the                Corporation.
Maw                                        April 1994    TCW/DW Term Trusts; formerly
Counsel to the Independent                               Vice Chairman of Kmart
Trustees                                                 Corporation (December
1675 Broadway                                            1998-October 2000), Chairman and
New York, NY                                             Chief Executive Officer of
                                                         Levitz Furniture Corporation
                                                         (November 1995-November 1998)
                                                         and President and Chief
                                                         Executive Officer of Hills
                                                         Department Stores (May 1991-July
                                                         1995), formerly variously
                                                         Chairman, Chief Executive
                                                         Officer, President and Chief
                                                         Operating Officer (1987-1991) of
                                                         the Sears Merchandise Group of
                                                         Sears, Roebuck & Co.

Edwin J. Garn (69)           Trustee       Trustee       Director or Trustee of the            129       Director of Franklin Covey
c/o Summit Ventures LLC                    since         Morgan Stanley Funds and the                    (time management
1 Utah Center                              January       TCW/DW Term Trusts; formerly                    systems), BMW Bank of
201 S. Main Street                         1993          United States Senator                           North America, Inc.
Salt Lake City, UT                                       (R-Utah)(1974-1992) and                         (industrial loan
                                                         Chairman, Senate Banking                        corporation), United Space
                                                         Committee (1980-1986); formerly                 Alliance (joint venture
                                                         Mayor of Salt Lake City, Utah                   between Lockheed Martin
                                                         (1971-1974); formerly Astronaut,                and the Boeing Company)
                                                         Space Shuttle Discovery (April                  and Nuskin Asia Pacific
                                                         12-19, 1985); Vice Chairman,                    (multilevel marketing);
                                                         Huntsman Corporation (chemical                  member of the board of
                                                         company); member of the Utah                    various civic and
                                                         Regional Advisory Board of                      charitable organizations.
                                                         Pacific Corp.

Wayne E. Hedien (68)         Trustee       Trustee       Retired, Director or Trustee of       129       Director of The PMI Group
c/o Mayer, Brown, Rowe &                   since         the Morgan Stanley Funds and the                Inc. (private mortgage
Maw                                        September     TCW/DW Term Trusts; formerly                    insurance); Trustee and
Counsel to the Independent                 1997          associated with the Allstate                    Vice Chairman of The
Trustees                                                 Companies (1966-1994), most                     Field Museum of Natural
1675 Broadway                                            recently as Chairman of The                     History; director of
New York, NY                                             Allstate Corporation (March                     various other business and
                                                         1993-December 1994) and Chairman                charitable organizations.
                                                         and Chief Executive Officer of
                                                         its wholly-owned subsidiary,
                                                         Allstate Insurance Company (July
                                                         1989-December 1994).

Dr. Manuel H. Johnson (53)   Trustee       Trustee       Chairman of the Audit Committee       129       Director of NVR, Inc.
c/o Johnson Smick                          since         and Director or Trustee of the                  (home construction);
International, Inc.                        July 1991     Morgan Stanley Funds and the                    Chairman and Trustee of
1133 Connecticut Avenue,                                 TCW/DW Term Trusts; Senior                      the Financial Accounting
N.W.                                                     Partner, Johnson Smick                          Foundation (oversight
Washington, D.C.                                         International, Inc., a                          organization of the
                                                         consulting firm, Co-Chairman and                Financial Accounting
                                                         a founder of the Group of Seven                 Standards Board).
                                                         Council (G7C), an international
                                                         economic commission; formerly
                                                         Vice Chairman of the Board of
                                                         Governors of the Federal Reserve
                                                         System and Assistant Secretary
                                                         of the U.S. Treasury.

Michael E. Nugent (66)       Trustee       Trustee       Chairman of the Insurance             207       Director of various
c/o Triumph Capital, L.P.                  since         Committee and Director or                       business organizations.
237 Park Avenue                            July 1991     Trustee of the Morgan Stanley
New York, NY                                             Funds and the TCW/DW Term
                                                         Trusts; director/trustee of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Investment Management Inc. and
                                                         Morgan Stanley Investments LP
                                                         (since July 2001); General
                                                         Partner, Triumph Capital, L.P.,
                                                         a private investment
                                                         partnership; formerly Vice
                                                         President, Bankers Trust Company
                                                         and BT Capital Corporation
                                                         (1984-1988).



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                              POSITION(S)    LENGTH OF                                       COMPLEX
   NAME, AGE AND ADDRESS OF    HELD WITH       TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE       REGISTRANT     SERVED*          DURING PAST 5 YEARS          BY TRUSTEE            BY TRUSTEE
---------------------------- ------------- -------------- ------------------------------- -------------- ---------------------------
Charles A. Fiumefreddo (69)   Chairman and   Trustee      Chairman and Director or             129       None
c/o Morgan Stanley Trust      Trustee        since July   Trustee of the Morgan Stanley
Harborside Financial Center,                 1991         Funds and the TCW/DW Term
Plaza Two,                                                Trusts; formerly Chairman,
Jersey City, NJ                                           Chief Executive Officer and
                                                          Director of the Investment
                                                          Manager, the Distributor and
                                                          Morgan Stanley Services,
                                                          Executive Vice President and
                                                          Director of Morgan Stanley DW,
                                                          Chairman and Director of the
                                                          Transfer Agent and Director
                                                          and/or officer of various
                                                          Morgan Stanley subsidiaries
                                                          (until June 1998) and Chief
                                                          Executive Officer of the
                                                          Morgan Stanley Funds and the
                                                          TCW/DW Term Trusts (until
                                                          September 2002).

James F. Higgins (54)         Trustee        Trustee      Director or Trustee of the           129       None
c/o Morgan Stanley Trust                     since June   Morgan Stanley Funds and the
Harborside Financial Center,                 2000         TCW/DW Term Trusts (since June
Plaza Two,                                                2000). Senior Advisor of
Jersey City, NJ                                           Morgan Stanley (since August
                                                          2000), Director of the
                                                          Distributor and Dean Witter
                                                          Realty Inc., previously
                                                          President and Chief Operating
                                                          Officer of the Private Client
                                                          Group of Morgan Stanley (May
                                                          1999-August 2000), President
                                                          and Chief Operating Officer of
                                                          Individual Securities of
                                                          Morgan Stanley (February
                                                          1997-May 1999).


Philip J. Purcell (58)        Trustee        Trustee      Director or Trustee of the           129       Director of American
1585 Broadway                                since April  Morgan Stanley Funds and the                   Airlines, Inc., and its
New York, NY                                 1994         TCW/DW Term Trusts; Chairman                   parent company, AMR
                                                          of the Board of Directors and                  Corporation
                                                          Chief Executive Officer of
                                                          Morgan Stanley and Morgan
                                                          Stanley DW; Director of the
                                                          Distributor; Chairman of the
                                                          Board of Directors and Chief
                                                          Executive Officer of Novus
                                                          Credit Services Inc.; Director
                                                          and/or officer of various




----------
* This is the date the Trustee began serving the Morgan Stanley Funds.






                                 POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH           LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT         TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ----------------- --------------------- ---------------------------------------------------------
Mitchell M. Merin (49)        President and     President since May   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Chief Executive   1999 and Chief        Investment Management (since December 1998);
New York, NY                  Officer           Executive Officer     President, Director (since April 1997) and Chief
                                                since September       Executive Officer (since June 1998) of the Investment
                                                2002                  Manager and Morgan Stanley Services; Chairman, Chief
                                                                      Executive Officer and Director of the Distributor (since
                                                                      June 1998); Chairman (since June 1998) and Director
                                                                      (since January 1998) of the Transfer Agent; Director of
                                                                      various Morgan Stanley subsidiaries; President (since
                                                                      May 1999) and Chief Executive Officer (since September
                                                                      2002) of the Morgan Stanley Funds and TCW/DW Term
                                                                      Trusts; Trustee of various Van Kampen investment
                                                                      companies (since December 1999); President and Chief
                                                                      Executive Officer of the Van Kampen Open-End Funds
                                                                      (since October 2002); previously Chief Strategic Officer
                                                                      of the Investment Manager and Morgan Stanley Services
                                                                      and Executive Vice President of the Distributor (April
                                                                      1997-June 1998), Vice President of the Morgan Stanley
                                                                      Funds (May 1997-April 1999), and Executive Vice
                                                                      President of Morgan Stanley

Barry Fink (47)               Vice President,   Since February 1997   General Counsel (since May 2000) and Managing
1221 Avenue of the Americas   Secretary and                           Director (since December 2000) of Morgan Stanley
New York, NY                  General Counsel                         Investment Management; Managing Director (since
                                                                      December 2000), and Director (since July 1998) of the
                                                                      Investment Manager and Morgan Stanley Services;
                                                                      Assistant Secretary of Morgan Stanley DW; Vice
                                                                      President, Secretary and General Counsel of the Morgan
                                                                      Stanley Funds and TCW/DW Term Trusts; Vice President
                                                                      and Secretary of the Distributor; previously, Secretary
                                                                      and General Counsel of the Investment Manager and
                                                                      Morgan Stanley Services (February 1997-December
                                                                      2001).

                                 POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH           LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT         TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ----------------- --------------------- ---------------------------------------------------------
Thomas F. Caloia (56)         Treasurer         Since April 1989      First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                              Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                          Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)        Vice President    Since October 1998    Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas                                           (since February 1999) of the Investment Manager and Morgan
New York, NY                                                          Stanley Services and Chief Executive Officer and Director of
                                                                      the Transfer Agent; previously Managing Director of the TCW
                                                                      Group, Inc.

Joseph J. McAlinden (59)      Vice President    Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                           Investment Manager, Morgan Stanley Investment Management
New York, NY                                                          Inc. and Morgan Stanley Investments LP; and Director of the
                                                                      Transfer Agent. Chief Investment Officer of the Van Kampen
                                                                      Funds.

Francis Smith (37)            Vice President    Since September       Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust      and Chief         2002                  Stanley Funds and the TCW/DW Term Trusts (since September
Harborside Financial Center   Financial Officer                       2002); Executive Director of the Investment Manager and
Plaza Two,                                                            Morgan Stanley Services (since December 2001). Formerly,
Jersey City, NJ                                                       Vice President of the Investment Manager and Morgan Stanley
                                                                      Services (August 2000-November 2001), Senior Manager at
                                                                      PricewaterhouseCoopers LLP (January 1998-August 2000) and
                                                                      Associate-Fund Administration at BlackRock Financial
                                                                      Management (July 1996-December 1997).

John Roscoe (39)               Vice President       Since May 2000    Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                           Manager and its investment management affiliates (since
New York, NY                                                          December 1997); previously an equity analyst at Rockefeller
                                                                      & Company, Inc.




     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services and Bennett MacDougall, Senior Staff Attorney, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.





                                                                              Aggregate Dollar Range of Equity Securities in
                                                                               All Registered Investment Companies Overseen
                            Dollar Range of Equity Securities in the Fund      by Trustee in Family of Investment Companies
     Name of Trustee                  (As of December 31, 2001)                         (As of December 31, 2001)
------------------------   -----------------------------------------------   -----------------------------------------------
Independent:
Michael Bozic                                   none                                          over $100,000
Edwin J. Garn                             $ 10,001-$50,000                                    over $100,000
Wayne E. Hedien                                 none                                          over $100,000
Dr. Manuel H. Johnson                           none                                          over $100,000
Michael E. Nugent                               none                                          over $100,000
Interested:
Charles A. Fiumefreddo                    $50,001-$100,000                                    over $100,000
James F. Higgins                                none                                          over $100,000
Philip J. Purcell                         $      1-$10,000                                    over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     Independent Directors/Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended September 30, 2002, the Audit Committee held 10 meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended September 30, 2002, the Derivatives Committee held three meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended September 30, 2002, the Insurance Committee held one meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


     Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended September 30, 2002.


                               FUND COMPENSATION


                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
---------------                     -------------
Michael Bozic ..................       $1,700
Edwin J. Garn ..................        1,700
Wayne E. Hedien ................        1,700
Dr. Manuel H. Johnson ..........        2,450
Michael E. Nugent ..............        2,200
Charles A. Fiumefreddo .........        2,511



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                                      TOTAL CASH
                                     COMPENSATION
                                  FOR SERVICES TO 97
                                    MORGAN STANLEY
                                      FUNDS AND
                                     OTHER FUNDS
                                     IN THE FUND
NAME OF TRUSTEE                        COMPLEX
---------------                        -------
Michael Bozic ..................       $150,150
Edwin J. Garn ..................        150,150
Wayne E. Hedien ................        150,100
Dr. Manuel H. Johnson ..........        219,900
Michael E. Nugent ..............        228,362
Charles A. Fiumefreddo .........        360,000



     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director/ Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 2002 and by the 52 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of September 30, 2002 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.



               Retirement Benefits From All Morgan Stanley Funds






                                                                                                   ESTIMATED
                                       FOR ALL ADOPTING FUNDS             RETIREMENT                 ANNUAL
                                  --------------------------------         BENEFITS                 BENEFITS
                                     ESTIMATED                            ACCRUED AS                  UPON
                                      CREDITED                              EXPENSES              RETIREMENT(2)
                                       YEARS           ESTIMATED     ---------------------   ----------------------
                                   OF SERVICE AT     PERCENTAGE OF                BY ALL                  FROM ALL
                                     RETIREMENT        ELIGIBLE       BY THE     ADOPTING       FROM      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)     COMPENSATION      FUND        FUNDS      THE FUND      FUNDS
---------------------------         ------------     ------------      ----        -----      --------      -----
Michael Bozic .................          10              60.44%        $390      $21,395       $  967     $48,443
Edwin J. Garn .................          10              60.44          652       33,443          973      49,121
Wayne E. Hedien ...............           9              51.37          735       44,952          826      41,437
Dr. Manuel H. Johnson .........          10              60.44          420       22,022        1,420      72,014
Michael E. Nugent .............          10              60.44          755       38,472        1,269      64,157


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A of the Fund as of November 7, 2002: State Street Bank and Trust Co. for the benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Ave., Westwood, MA 02090-2318 - 72.93%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the Fund's average daily net assets not exceeding $500 million and 0.475% of the portion of the Fund's average daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended September 30, 2000, 2001 and 2002, the Fund accrued total compensation to the Investment Manager under the Management Agreement in the amount of $5,906,875, $4,062,162 and $2,571,712, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.



B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended September 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                              2002                      2001                      2000
                     -----------------------   -----------------------   -----------------------
Class A ..........   FSCs:(1)     $ 11,432     FSCs:(1)     $ 35,445     FSCs:(1)     $ 93,205
                     CDSCs:       $     42     CDSCs:       $  3,361     CDSCs:       $     51
Class B ..........   CDSCs:       $336,609     CDSCs:       $556,470     CDSCs:       $642,814
Class C ..........   CDSCs:       $  3,299     CDSCs:       $  6,546     CDSCs:       $ 11,297


----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended September 30, 2002, Class B shares of the Fund accrued amounts payable to the Distributor under the Plan of $4,205,451. This amount is equal to 1.00% of the average daily net assets of Class B and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended September 30, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $42,703 and $84,799, respectively, which amounts are equal to 0.22% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $99,483,615 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 8.35% ($8,308,987) - advertising and promotional expenses; (ii) 0.58% ($571,206) - printing of prospectuses for distribution to other than current shareholders; and (iii) 91.07% ($90,603,422) - other expenses, including the gross sales credit and the carrying charge, of which 17.63% ($15,972,426) represents carrying charges, 34.10% ($30,897,232) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 48.27% ($43,733,764) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $10,835,065 as of September 30, 2002 (the end of the Fund's fiscal year), which was equal to 3.92% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.



(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Invesment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended September 30, 2000, 2001 and 2002, the Fund paid a total of $1,832,572, $2,507,094 and $3,873,262, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended September 30, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended September 30, 2000, 2001 and 2002, the Fund paid a total of $55,512, $24,777 and $0, respectively, in brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended September 30, 2000, 2001 and 2002, the Fund paid a total of $48,964, $7,898 and $16,763, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended September 30, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.43% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.67% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE

     During the fiscal year ended September 30, 2002, the Fund paid $3,126,796 in brokerage commissions in connection with transactions in the aggregate amount of $1,513,213,454 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS

     During the fiscal year ended September 30, 2002, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At September 30, 2002, the Fund did not own any securities issued by any such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class A for the one year, five year and the period July 28, 1997 (commencement of operations) through September 30, 2002 were -21.96%, -5.39% and -3.16%, respectively. The average annual total returns for Class B for the one year, five year and 10 year period ended September 30, 2002 were -22.35%, -5.31% and 9.00%, respectively. The average annual total returns for Class C for the one year, five year and the period July 28, 1997 (commencement of operations) through September 30, 2002 were -19.11%, -5.08% and -2.89%, respectively. The average annual total returns for Class D for the one year, five year and the period July 28, 1997 (commencement of operations) through September 30, 2002 were -17.46%, -4.15% and -1.93%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns for Class A for the one year, five year and the period July 28, 1997 through September 30, 2002 were -17.63%, -4.36% and -2.15%, respectively. The average annual total returns for Class B for the one year, five year and 10 year period ended September 30, 2002 were -18.26%, -5.10% and 9.00%, respectively. The average annual total returns for Class C for the one year, five year and the period July 28, 1997 through September 30, 2002 were -18.29%, -5.08% and -2.89%, respectively. The average annual total returns for Class D for the one year, five year and the period July 28, 1997 through September 30, 2002 were -17.46%, -4.15% and -1.93%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class A for the one year, five year and the period July 28, 1997 through September 30, 2002 were -17.63%, -19.98% and -10.62%, respectively. The total returns for Class B for the one year, five year and 10 year period were -18.26%, -23.02% and 136.66%, respectively. The total returns for Class C for the one year, five year and the period July 28, 1997 through September 30, 2002 were -18.29%, -22.95% and -14.07%, respectively. The total returns for Class D for the one year, five year and the period July 28, 1997 through September 30, 2002 were -17.46%, -19.08% and -9.58%, respectively.

     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and

$100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown/declined to the following amounts at September 30, 2002:






                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   -----------------------------------
CLASS                  DATE:      $10,000      $50,000     $100,000
-----------------   ----------   ---------   ----------   ----------
Class A .........    07/28/97      $8,469      $42,902      $86,699
Class B .........    04/29/83      30,402      152,010      304,020
Class C .........    07/28/97       8,593       42,965       85,930
Class D .........    07/28/97       9,042       45,210       90,420



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year, five year and 10 year period ended September 30, 2002 were -22.35%, -7.81% and 6.63%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year, five year and 10 year period ended September 30, 2002 were -13.72%, -3.42% and 7.76%, respectively.



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended September 30, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Developing Growth Securities Trust
PORTFOLIO OF INVESTMENTS [|] SEPTEMBER 30, 2002





      NUMBER OF
       SHARES                                                     VALUE
--------------------------------------------------------------------------
                       Common Stocks (97.1%)
                       Advertising/Marketing
                       Services (1.0%)
      123,000          Lamar Advertising Co.* .............   $  3,733,050
                                                              ------------
                       Aerospace & Defense (1.2%)
       22,100          Alliant Techsystems, Inc.* .........      1,530,425
       16,750          Engineered Support Systems,
                       Inc. ...............................        955,420
       81,000          Rockwell Collins, Inc. .............      1,777,140
                                                              ------------
                                                                 4,262,985
                                                              ------------
                       Air Freight/Couriers (1.0%)
       52,300          C.H. Robinson Worldwide, Inc........      1,407,393
       72,000          Expeditors International of
                       Washington, Inc. ...................      2,011,680
                                                              ------------
                                                                 3,419,073
                                                              ------------
                       Apparel/Footwear (0.7%)
      105,150          Coach, Inc.* .......................      2,691,840
                                                              ------------
                       Apparel/Footwear Retail (3.8%)
      264,950          Abercrombie & Fitch Co.
                       (Class A)* .........................      5,211,566
       81,400          Chico's FAS, Inc.* .................      1,296,702
      230,925          Limited Brands, Inc. ...............      3,311,464
      104,500          Ross Stores, Inc. ..................      3,724,380
                                                              ------------
                                                                13,544,112
                                                              ------------
                       Auto Parts: O.E.M. (0.5%)
       25,100          American Axle & Manufacturing
                       Holdings, Inc.* ....................        626,998
       33,850          ArvinMeritor, Inc. .................        632,995
       26,150          Autoliv, Inc. ......................        551,242
                                                              ------------
                                                                 1,811,235
                                                              ------------
                       Beverages:
                       Alcoholic (1.2%)
      180,900          Constellation Brands Inc.
                       (Class A)* .........................      4,178,790
                                                              ------------
                       Biotechnology (9.2%)
       36,400          Affymetrix, Inc.* ..................        757,120
       78,350          Amylin Pharmaceuticals, Inc.*.......      1,302,177


      NUMBER OF
       SHARES                                                     VALUE
--------------------------------------------------------------------------
      205,950          Biogen, Inc.* ......................   $  6,028,156
       92,950          Celgene Corp.* .....................      1,565,278
       90,800          Cephalon, Inc.* ....................      3,706,456
       36,250          Charles River Laboratories
                       International, Inc.* ...............      1,422,812
       71,450          CV Therapeutics, Inc.* .............      1,494,019
       42,000          Genzyme Corp. (General
                       Division)* .........................        865,620
       50,200          Gilead Sciences, Inc.* .............      1,683,206
       38,900          IDEC Pharmaceuticals Corp.*.........      1,615,128
       61,950          MedImmune, Inc.* ...................      1,292,896
       94,450          NPS Pharmaceuticals, Inc.* .........      1,942,648
      116,450          Scios, Inc.* .......................      2,963,652
       41,000          Techne Corp.* ......................      1,344,390
      155,850          Telik, Inc.* .......................      1,929,423
       27,700          Transkaryotic Therapies, Inc.*......        903,519
       51,200          Trimeris, Inc.* ....................      2,274,304
                                                              ------------
                                                                33,090,804
                                                              ------------
                       Broadcasting (2.3%)
      279,600          Radio One, Inc. (Class D)* .........      4,610,604
      106,600          Westwood One, Inc.* ................      3,810,950
                                                              ------------
                                                                 8,421,554
                                                              ------------
                       Casino/Gaming (3.1%)
      334,650          GTECH Holdings Corp.* ..............      8,306,013
      223,500          Park Place Entertainment
                       Corp.* .............................      1,776,825
       62,750          Station Casinos, Inc.* .............      1,067,377
                                                              ------------
                                                                11,150,215
                                                              ------------
                       Chemicals: Specialty (1.3%)
       68,700          Airgas, Inc.* ......................        902,031
       46,000          Albemarle Corp. ....................      1,163,340
       21,750          Praxair, Inc. ......................      1,111,642
       28,300          Sigma-Aldrich Corp. ................      1,394,341
                                                              ------------
                                                                 4,571,354
                                                              ------------
                       Commercial Printing/
                       Forms (0.3%)
       25,000          Deluxe Corp. .......................      1,126,500
                                                              ------------


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
PORTFOLIO OF INVESTMENTS [|] SEPTEMBER 30, 2002 continued




      NUMBER OF
       SHARES                                                     VALUE
--------------------------------------------------------------------------
                       Computer Communications (0.3%)
       71,050          Emulex Corp.* .......................   $   800,023
       83,300          Foundry Networks, Inc.* .............       456,484
                                                               -----------
                                                                 1,256,507
                                                               -----------
                       Computer Peripherals (1.2%)
       56,600          Intergraph Corp.* ...................       967,294
       27,500          QLogic Corp.* .......................       716,100
      250,150          Storage Technology Corp.* ...........     2,629,076
                                                               -----------
                                                                 4,312,470
                                                               -----------
                       Contract Drilling (0.3%)
       38,000          Patterson-UTI Energy, Inc.* .........       969,380
                                                               -----------
                       Data Processing Services (0.5%)
      120,800          Acxiom Corp.* .......................     1,712,944
                                                               -----------
                       Discount Stores (2.0%)
       42,700          BJ's Wholesale Club, Inc.* ..........       811,727
      327,900          Dollar General Corp. ................     4,400,418
       71,550          Fred's, Inc. ........................     2,136,340
                                                               -----------
                                                                 7,348,485
                                                               -----------
                       Drugstore Chains (0.5%)
       84,200          Longs Drug Stores Corp. .............     1,944,178
                                                               -----------
                       Electric Utilities (0.4%)
       62,900          Wisconsin Energy Corp. ..............     1,528,470
                                                               -----------
                       Electronic Components (0.8%)
      218,200          SanDisk Corp.* ......................     2,860,602
                                                               -----------
                       Electronic Equipment/Instruments (0.8%)
       50,400          Inivision Techonologies, Inc.* ......     1,613,304
      163,500          Symbol Technologies, Inc. ...........     1,254,045
                                                               -----------
                                                                 2,867,349
                                                               -----------
                       Electronic Production Equipment (0.7%)
       48,300          Helix Technology Corp. ..............       466,095
       70,100          MKS Instruments, Inc.* ..............       765,492
       30,300          Synopsys, Inc.* .....................     1,155,945
                                                               -----------
                                                                 2,387,532
                                                               -----------


      NUMBER OF
       SHARES                                                     VALUE
--------------------------------------------------------------------------
                       Financial Conglomerates (0.2%)
       26,900          Investors Financial Services
                       Corp. ...............................   $   728,183
                                                               -----------
                       Financial Publishing/Services (0.2%)
       15,250          Moody's Corp. .......................       739,625
                                                               -----------
                       Food: Specialty/Candy (1.9%)
       72,400          Hershey Foods Corp. .................     4,492,420
      174,250          Peet's Coffee & Tea, Inc.* ..........     2,230,400
                                                               -----------
                                                                 6,722,820
                                                               -----------
                       Gas Distributors (0.4%)
       42,800          UGI Corp. ...........................     1,555,780
                                                               -----------
                       Home Building (0.9%)
       10,600          NVR, Inc.* ..........................     3,178,198
                                                               -----------
                       Home Furnishings (0.3%)
       23,000          Mohawk Industries, Inc.* ............     1,141,950
                                                               -----------
                       Hospital/Nursing Management (1.1%)
       82,700          Amsurg Corp. ........................     2,495,059
       71,700          United Surgical Partners
                       International Inc. ..................     1,579,551
                                                               -----------
                                                                 4,074,610
                                                               -----------
                       Hotels/Resorts/Cruiselines (2.5%)
      433,250          Royal Caribbean Cruises Ltd. ........     6,897,340
       94,300          Starwood Hotels & Resorts
                       Worldwide, Inc. .....................     2,102,890
                                                               -----------
                                                                 9,000,230
                                                               -----------
                       Information Technology
                       Services (1.2%)
       46,550          Anteon International Corp.* .........     1,265,229
       24,200          Cognizant Technology
                       Solutions Corp. .....................     1,390,774
       34,600          SRA International, Inc.
                       (Class A) ...........................       990,598
       29,700          Tier Technologies, Inc.
                       (Class B)* ..........................       561,924
                                                               -----------
                                                                 4,208,525
                                                               -----------


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
PORTFOLIO OF INVESTMENTS [|] SEPTEMBER 30, 2002 continued




      NUMBER OF
       SHARES                                                     VALUE
--------------------------------------------------------------------------
                       Insurance Brokers/Services (1.8%)
       39,700          Brown & Brown, Inc. ...............   $  1,191,000
       63,550          ChoicePoint Inc.* .................      2,264,922
       26,050          Hilb, Rogal & Hamilton Co. ........      1,074,562
       57,900          Willis Group Holdings Ltd.* .......      1,939,071
                                                             ------------
                                                                6,469,555
                                                             ------------
                       Investment Banks/Brokers (1.1%)
      742,400          E*TRADE Group, Inc.* ..............      3,303,680
       21,800          Investment Technology Group,
                       Inc.* .............................        637,868
                                                             ------------
                                                                3,941,548
                                                             ------------
                       Managed Health Care (2.2%)
      236,550          Caremark Rx, Inc.* ................      4,021,350
       49,750          Coventry Health Care, Inc.* .......      1,616,875
       42,050          Mid Atlantic Medical Services,
                       Inc.* .............................      1,522,210
       46,900          Sierra Health Services, Inc. ......        841,386
                                                             ------------
                                                                8,001,821
                                                             ------------
                       Medical Distributors (1.7%)
       28,800          Henry Schein, Inc.* ...............      1,519,200
       28,300          Patterson Dental Co.* .............      1,448,394
      453,725          PSS World Medical, Inc.* ..........      3,017,271
                                                             ------------
                                                                5,984,865
                                                             ------------
                       Medical Specialties (8.4%)
      134,750          Bausch & Lomb, Inc. ...............      4,469,657
       63,200          Becton, Dickinson & Co. ...........      1,794,880
       87,850          Cooper Companies, Inc. (The).......      4,612,125
       46,350          DENTSPLY International, Inc. ......      1,861,879
       39,950          Meridian Medical Technologies,
                       Inc. ..............................      1,436,202
       95,250          Merit Medical Systems, Inc.* ......      1,839,277
       54,350          St. Jude Medical, Inc.* ...........      1,940,295
       39,350          STERIS Corp.* .....................        980,209
      263,750          Varian Medical Systems, Inc.*......     11,338,613
                                                             ------------
                                                               30,273,137
                                                             ------------


      NUMBER OF
       SHARES                                                     VALUE
--------------------------------------------------------------------------
                       Medical/Nursing Services (0.7%)
       84,000          Lincare Holdings, Inc.* ...........   $  2,607,360
                                                             ------------
                       Metal Fabrications (0.2%)
       40,450          Precision Castparts Corp. .........        876,956
                                                             ------------
                       Miscellaneous Commercial
                       Services (0.8%)
       33,600          Corporate Executive Board
                       Co.* ..............................        959,280
       87,400          Viad Corp. ........................      1,785,582
                                                             ------------
                                                                2,744,862
                                                             ------------
                       Miscellaneous Manufacturing (0.4%)
       46,150          Varian, Inc.* .....................      1,274,202
                                                             ------------
                       Office Equipment/Supplies (0.3%)
       54,600          Miller (Herman), Inc. .............        969,696
                                                             ------------
                       Oil & Gas Production (4.8%)
       59,450          Apache Corp. ......................      3,534,303
       80,600          Brown (Tom), Inc.* ................      1,845,740
       95,150          Cabot Oil & Gas Corp.
                       (Class A) .........................      2,045,725
       60,250          Kerr-McGee Corp. ..................      2,617,260
       86,725          Quicksilver Resources Inc.* .......      1,561,050
      271,600          XTO Energy Inc. ...................      5,597,676
                                                             ------------
                                                               17,201,754
                                                             ------------
                       Oilfield Services/Equipment (1.5%)
       53,400          BJ Services Co.* ..................      1,388,400
      255,300          Key Energy Services, Inc.* ........      2,011,764
       63,000          Smith International, Inc.* ........      1,846,530
                                                             ------------
                                                                5,246,694
                                                             ------------
                       Other Consumer Services (3.5%)
       61,600          Block (H.&R.), Inc. ...............      2,587,816
       81,950          Career Education Corp.* ...........      3,934,256
       64,050          Corinthian Colleges, Inc.* ........      2,417,247
       87,750          Weight Watchers International,
                       Inc.* .............................      3,804,840
                                                             ------------
                                                               12,744,159
                                                             ------------


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
PORTFOLIO OF INVESTMENTS [|] SEPTEMBER 30, 2002 continued




      NUMBER OF
       SHARES                                                     VALUE
---------------------------------------------------------------------------
                       Packaged Software (2.4%)
       42,650          Mercury Interactive Corp.* ..........   $    731,874
       38,000          NetIQ Corp.* ........................        551,000
      102,600          Network Associates, Inc.* ...........      1,090,638
       79,050          Quest Software, Inc.* ...............        743,070
       80,700          Serena Software, Inc.* ..............        968,400
       71,800          Symantec Corp.* .....................      2,417,506
      263,450          TIBCO Software, Inc.* ...............        987,938
      157,475          TTI Team Telecom International
                       Ltd. (Israel)* ......................      1,067,681
                                                               ------------
                                                                  8,558,107
                                                               ------------
                       Pharmaceuticals: Other (1.9%)
       28,900          Altana AG (ADR) (Germany) ...........      1,075,080
       66,300          Cima Labs, Inc.* ....................      1,667,445
       37,000          Forest Laboratories, Inc.* ..........      3,034,370
       14,500          Teva Pharmaceutical Industries
                       Ltd. (ADR) (Israel) .................        971,500
                                                               ------------
                                                                  6,748,395
                                                               ------------
                       Property - Casualty Insurers (0.7%)
       64,500          RenaissanceRe Holdings Ltd.
                       (Bermuda) ...........................      2,437,455
                                                               ------------
                       Pulp & Paper (0.3%)
      110,850          Wausau-Mosinee Paper Corp............      1,020,929
                                                               ------------
                       Recreational Products (1.3%)
       76,650          Activision, Inc.* ...................      1,834,235
       42,150          International Game
                       Technology* .........................      2,914,251
                                                               ------------
                                                                  4,748,486
                                                               ------------
                       Regional Banks (2.0%)
      108,100          Banknorth Group, Inc. ...............      2,567,375
       76,050          Hibernia Corp. (Class A) ............      1,520,240
       77,400          North Fork Bancorporation,
                       Inc. ................................      2,928,816
                                                               ------------
                                                                  7,016,431
                                                               ------------

      NUMBER OF
       SHARES                                                     VALUE
---------------------------------------------------------------------------
                       Restaurants (3.6%)
       91,050          AFC Enterprises, Inc.* ..............   $  1,838,300
       75,100          CBRL Group, Inc. ....................      1,713,782
       54,950          Jack in the Box Inc.* ...............      1,252,860
       52,600          P.F. Chang's China Bistro, Inc.*.          1,526,978
      162,900          Sonic Corp.* ........................      3,762,990
       82,550          Wendy's International, Inc. .........      2,733,231
                                                               ------------
                                                                 12,828,141
                                                               ------------
                       Savings Banks (1.0%)
       97,300          New York Community Bancorp,
                       Inc. ................................      2,740,941
       51,300          Staten Island Bancorp, Inc. .........        892,620
                                                               ------------
                                                                  3,633,561
                                                               ------------
                       Semiconductors (2.6%)
      219,450          Advanced Micro Devices,
                       Inc.* ...............................      1,171,863
       47,100          Cypress Semiconductor
                       Corp.* ..............................        308,976
      236,850          Exar Corp.* .........................      2,735,618
       68,100          Integrated Device Technology,
                       Inc.* ...............................        710,964
       21,600          International Rectifier Corp.* ......        337,392
       25,300          Intersil Corp. (Class A)* ...........        327,888
       52,100          Marvell Technology Group Ltd.
                       (Bermuda)* ..........................        825,785
       48,050          Micrel, Inc.* .......................        295,988
       95,112          Microchip Technology Inc.* ..........      1,945,040
       62,700          Power Integrations, Inc.* ...........        764,313
                                                               ------------
                                                                  9,423,827
                                                               ------------
                       Services to the Health
                       Industry (3.7%)
       72,800          Accredo Health, Inc.* ...............      3,469,357
      288,050          Stericycle, Inc.* ...................      9,770,656
                                                               ------------
                                                                 13,240,013
                                                               ------------


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
PORTFOLIO OF INVESTMENTS [|] SEPTEMBER 30, 2002 continued



      NUMBER OF
       SHARES                                                     VALUE
---------------------------------------------------------------------------
                       Specialty Stores (4.1%)
       22,650          AutoZone, Inc.* ......................   $ 1,786,179
       61,800          Kirkland's, Inc. .....................     1,056,780
       63,450          Michaels Stores, Inc.* ...............     2,899,665
      441,450          Office Depot, Inc.* ..................     5,447,493
       84,600          Tractor Supply Company ...............     2,688,588
       39,500          Williams-Sonoma, Inc.* ...............       933,385
                                                                -----------
                                                                 14,812,090
                                                                -----------
                       Telecommunication
                       Equipment (0.8%)
       23,500          Advanced Fibre
                       Communications, Inc.* ................       311,845
       24,000          Harris Corp. .........................       803,760
       62,300          RF Micro Devices, Inc.* ..............       373,800
      145,050          Tekelec* .............................     1,251,782
                                                                -----------
                                                                  2,741,187
                                                                -----------
                       Trucking (0.8%)
       74,800          Arkansas Best Corp.* .................     2,146,087
       11,450          Landstar System, Inc.* ...............       563,340
                                                                -----------
                                                                  2,709,427
                                                                -----------
                       Trucks/Construction/Farm
                       Machinery (0.8%)
      123,000          AGCO Corp.* ..........................     2,853,600
                                                                -----------
                       Water Utilities (1.4%)
      250,450          Philadelphia Suburban Corp. ..........     5,084,135
                                                                -----------
                       Wireless
                       Telecommunications (0.8%)
      364,900          Nextel Communications, Inc.
                       (Class A)* ...........................     2,754,995
                                                                -----------
                       Total Common Stocks
                       (Cost $388,810,357)...................   349,486,738
                                                                -----------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                      VALUE
----------------------------------------------------------

              Short-Term Investment (3.7%)
              Repurchase Agreement
$  13,286     Joint repurchase agreement
              account 1.915% due
              10/01/02 (dated
              09/30/02; proceeds
              $13,286,707) (a) (Cost
              $13,286,000)..............   $ 13,286,000
                                           ------------




Total Investments
(Cost $402,096,357)(b).........   100.8%          362,772,738
Liabilities in Excess of Other
Assets ........................   ( 0.8)           (2,967,861)
                                  -----          ------------
Net Assets ....................   100.0%         $359,804,877
                                  =====          ============



---------------------------
ADR   American Depository Receipt.
*     Non-income producing security.
(a)   Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $12,653,111 and the aggregate gross unrealized depreciation is $51,976,730, resulting in net unrealized depreciation of $39,323,619.



                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
FINANCIAL STATEMENTS




Statement of Assets and Liabilities
September 30, 2002




Assets:
Investments in securities, at value
 (cost $402,096,357) ..............................................      $362,772,738
Receivable for:
  Investments sold ................................................         9,923,038
  Shares of beneficial interest sold ..............................           489,694
  Dividends .......................................................           123,404
Prepaid expenses and other assets .................................            62,311
                                                                         ------------
  Total Assets ....................................................       373,371,185
                                                                         ------------
Liabilities:
Payable for:
  Investments purchased ...........................................        12,537,944
  Shares of beneficial interest redeemed ..........................           443,318
  Distribution fee ................................................           255,058
  Investment management fee .......................................           159,883
Accrued expenses and other payables ...............................           170,105
                                                                         ------------
  Total Liabilities ...............................................        13,566,308
                                                                         ------------
  Net Assets ......................................................      $359,804,877
                                                                         ============
Composition of Net Assets:
Paid-in-capital ...................................................      $712,986,840
Net unrealized depreciation .......................................       (39,323,619)
Accumulated net investment loss ...................................           (57,561)
Accumulated net realized loss .....................................      (313,800,783)
                                                                         ------------
  Net Assets ......................................................      $359,804,877
                                                                         ============
Class A Shares:
Net Assets ........................................................       $14,826,229
Shares Outstanding (unlimited authorized, $.01 par value) .........         1,183,924
  Net Asset Value Per Share .......................................            $12.52
                                                                               ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................            $13.21
                                                                               ======
Class B Shares:
Net Assets ........................................................      $276,386,667
Shares Outstanding (unlimited authorized, $.01 par value) .........        23,303,833
  Net Asset Value Per Share .......................................            $11.86
                                                                               ======
Class C Shares:
Net Assets ........................................................        $5,985,832
Shares Outstanding (unlimited authorized, $.01 par value) .........           503,666
  Net Asset Value Per Share .......................................            $11.88
                                                                               ======
Class D Shares:
Net Assets ........................................................       $62,606,149
Shares Outstanding (unlimited authorized, $.01 par value) .........         4,920,949
  Net Asset Value Per Share .......................................            $12.72
                                                                               ======


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended September 30, 2002




Net Investment Loss:
Income
Dividends (net of $8,512 foreign withholding tax) ..............................    $    1,444,632
Interest .......................................................................           304,221
                                                                                    --------------
  Total Income .................................................................         1,748,853
                                                                                    --------------
Expenses
Distribution fee (Class A shares) ..............................................            42,703
Distribution fee (Class B shares) ..............................................         4,205,451
Distribution fee (Class C shares) ..............................................            84,799
Investment management fee ......................................................         2,571,712
Transfer agent fees and expenses ...............................................         1,198,043
Shareholder reports and notices ................................................           116,668
Custodian fees .................................................................            74,854
Registration fees ..............................................................            68,869
Professional fees ..............................................................            63,924
Trustees' fees and expenses ....................................................            21,175
Other ..........................................................................            16,144
                                                                                    --------------
  Total Expenses ...............................................................         8,464,342
                                                                                    --------------
  Net Investment Loss ..........................................................        (6,715,489)
                                                                                    --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments ...............................................      (100,007,116)
                                                                                    --------------
Net change in unrealized appreciation/depreciation on:
  Investments ..................................................................        31,061,014
  Translation of other assets and liabilities denominated in foreign currencies            (53,522)
                                                                                    --------------
  Net Appreciation .............................................................        31,007,492
                                                                                    --------------
  Net Loss .....................................................................       (68,999,624)
                                                                                    --------------
Net Decrease ...................................................................    $  (75,715,113)
                                                                                    ==============






                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                FOR THE YEAR           FOR THE YEAR
                                                                                    ENDED                 ENDED
                                                                             SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                            --------------------   -------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .......................................................    $ (6,715,489)          $  (5,867,439)
Net realized loss .........................................................    (100,007,116)           (205,235,961)
Net change in unrealized depreciation .....................................      31,007,492            (299,951,071)
                                                                               ------------           --------------
  Net Decrease ............................................................     (75,715,113)           (511,054,471)
                                                                               ------------           --------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ............................................................         -                    (8,633,350)
Class B shares ............................................................         -                  (228,663,213)
Class C shares ............................................................         -                    (4,113,498)
Class D shares ............................................................         -                   (16,123,431)
                                                                               ------------           --------------
  Total Distributions .....................................................         -                  (257,533,492)
                                                                               ------------           --------------
Net increase (decrease) from transactions in shares of beneficial interest      (91,266,754)            111,547,323
                                                                               ------------           --------------
  Net Decrease ............................................................    (166,981,867)           (657,040,640)

Net Assets:
Beginning of period .......................................................     526,786,744           1,183,827,384
                                                                               ------------           --------------
End of Period
(Including accumulated net investment losses of $57,561 and $54,294,
 respectively) ............................................................    $359,804,877           $ 526,786,744
                                                                               ============           =============


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2002


1. Organization and Accounting Policies
Morgan Stanley Developing Growth Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment
Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Developing Growth Securities Trust
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2002 continued


B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. Forward Foreign Currency Contracts -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

Morgan Stanley Developing Growth Securities Trust
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2002 continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million and 0.475% to the portion of the daily net assets exceeding $500 million.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $10,835,065 at September 30, 2002.

Morgan Stanley Developing Growth Securities Trust
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2002 continued


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $42, $336,609 and $3,299, respectively, and received $11,432, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 aggregated $1,176,423,502 and $1,261,784,969, respectively. Included in the aforementioned transactions are purchases and sales of $1,440,768, and $2,796,843, respectively for portfolio transactions with other Morgan Stanley funds.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $9,000.

For the year ended September 30, 2002, the Fund incurred brokerage commissions of $16,763 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At September 30, 2002, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with Morgan Stanley & Co. of $1,702,556 and $383,153, respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,726. At September 30, 2002, the Fund had an accrued pension liability of $57,565 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Developing Growth Securities Trust
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2002 continued


5. Federal Income Tax Status
At September 30, 2002, the Fund had a net capital loss carryover of approximately $221,854,000 of which $8,839,000 will be available through September 30, 2009 and $213,015,000 will be available through September 30, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $84,849,000 during fiscal 2002.

As of September 30, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net investment loss was credited $6,712,222.

Morgan Stanley Developing Growth Securities Trust
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2002 continued


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                                  FOR THE YEAR                     FOR THE YEAR
                                                     ENDED                            ENDED
                                               SEPTEMBER 30, 2002               SEPTEMBER 30, 2001
                                        -------------------------------- --------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                        --------------- ----------------  --------------- ----------------
CLASS A SHARES
Sold ..................................       686,292    $   11,260,111       3,511,052    $   80,627,927
Reinvestment of distributions .........          -               -              356,031         8,462,852
Redeemed ..............................      (680,071)      (11,127,780)     (3,855,483)      (88,622,594)
                                             --------    --------------      ----------    --------------
Net increase - Class A ................         6,221           132,331          11,600           468,185
                                             --------    --------------      ----------    --------------
CLASS B SHARES
Sold ..................................     1,654,466        26,324,800       5,455,595       122,882,363
Reinvestment of distributions .........          -               -            9,278,074       211,911,212
Redeemed ..............................    (8,923,340)     (136,371,716)    (12,939,700)     (273,869,776)
                                           ----------    --------------     -----------    --------------
Net increase (decrease) - Class B .....    (7,268,874)     (110,046,916)      1,793,969        60,923,799
                                           ----------    --------------     -----------    --------------
CLASS C SHARES
Sold ..................................       290,919         4,705,017         282,383         6,343,200
Reinvestment of distributions .........          -                -             164,836         3,773,097
Redeemed ..............................      (323,089)       (5,041,970)       (374,074)       (7,447,973)
                                           ----------    --------------     -----------    --------------
Net increase (decrease) - Class C .....       (32,170)         (336,953)         73,145         2,668,324
                                           ----------    --------------     -----------    --------------
CLASS D SHARES
Sold ..................................     3,190,532        51,602,672       3,519,024        84,849,271
Reinvestment of distributions .........          -                -             592,852        14,269,949
Redeemed ..............................    (1,996,435)      (32,617,888)     (2,136,898)      (51,632,205)
                                           ----------    --------------     -----------    --------------
Net increase - Class D ................     1,194,097        18,984,784       1,974,978        47,487,015
                                           ----------    --------------     -----------    --------------
Net increase (decrease) in Fund .......    (6,100,726)   $  (91,266,754)      3,853,692    $  111,547,323
                                           ==========    ==============       =========    ==============



7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At September 30, 2002, there were no outstanding forward contracts.

Morgan Stanley Developing Growth Securities Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                         -----------------------------------------------------------------
                                                              2002          2001         2000        1999         1998
                                                         ------------- ------------- ----------- ----------- -------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $15.20        $37.74        $31.44      $20.38      $27.50
                                                            ------        ------        ------      ------      ------
Income (loss) from investment operations:
 Net investment loss[+/+]...............................    (0.11)         0.00         (0.12)      (0.07)      (0.06)
 Net realized and unrealized gain (loss) ...............    (2.57)       (14.40)        12.89       11.50       (4.75)
                                                            ------       -------        ------      ------      ------
Total income (loss) from investment operations .........    (2.68)       (14.40)        12.77       11.43       (4.81)
                                                            ------       -------        ------      ------      ------
Less distributions from net realized gain ..............      -           (8.14)        (6.47)      (0.37)      (2.31)
                                                            ------       -------        ------      ------      ------
Net asset value, end of period .........................    $12.52        $15.20        $37.74      $31.44      $20.38
                                                            ======       =======        ======      ======      ======
Total Return+...........................................    (17.63)%      (45.93)%       40.16 %     56.81 %    (18.26)%

Ratios to Average Net Assets(1):
Expenses ...............................................      1.02 %        0.88 %        0.85 %      0.90 %      0.94 %
Net investment loss ....................................     (0.68)%        0.00 %       (0.35)%     (0.25)%     (0.23)%

Supplemental Data:
Net assets, end of period, in thousands ................   $14,826       $17,906       $44,008     $15,246      $5,822
Portfolio turnover rate ................................       237 %         213 %         184 %       172 %       178 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements
                                       45

Morgan Stanley Developing Growth Securities Trust
FINANCIAL HIGHLIGHTS continued



                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------------------------------------
                                                          2002          2001           2000           1999          1998
                                                     ------------- ------------- --------------- ------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............     $14.51        $36.70          $30.90         $20.19         $27.46
                                                         -------       -------         ------         ------         -----
Income (loss) from investment operations:
 Net investment loss|[+/+]..........................      (0.23)        (0.18)          (0.44)         (0.27)         (0.20)
 Net realized and unrealized gain (loss) ...........      (2.42)       (13.87)          12.71          11.35          (4.76)
                                                         -------       -------         ------         ------          ----
Total income (loss) from investment operations .....      (2.65)       (14.05)          12.27          11.08          (4.96)
                                                         -------       -------         ------         ------          ----
Less distributions from net realized gain ..........        -           (8.14)          (6.47)         (0.37)         (2.31)
                                                         -------       -------         ------         ------          ----
Net asset value, end of period .....................     $11.86        $14.51          $36.70         $30.90         $20.19
                                                         ======        ======          ======         ======         ======
Total Return+.......................................     (18.26)%      (46.37)%         39.12 %       55.59 %       (18.88)%

Ratios to Average Net Assets(1):
Expenses ...........................................       1.80 %        1.70 %          1.61 %        1.70 %         1.69 %
Net investment loss ................................      (1.46)%       (0.82)%         (1.11)%       (1.05)%        (0.98)%

Supplemental Data:
Net assets, end of period, in thousands ............   $276,387      $443,652      $1,056,116      $770,392       $596,834
Portfolio turnover rate ............................        237 %         213 %           184 %         172 %          178 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE YEAR ENDED SEPTEMBER 30,
                                                         -------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ----------- -------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $14.54        $36.76        $30.95       $20.19       $27.46
                                                             ------        ------        ------       ------       ------
Income (loss) from investment operations:
 Net investment loss[+/+]...............................      (0.23)        (0.18)         (0.42)      (0.25)       (0.23)
 Net realized and unrealized gain (loss) ...............      (2.43)       (13.90)         12.70       11.38        (4.73)
                                                             ------        ------         ------       -----        -----
Total income (loss) from investment operations .........      (2.66)       (14.08)         12.28       11.13        (4.96)
                                                             ------        ------         ------       -----        -----
Less distributions from net realized gain ..............        -           (8.14)         (6.47)      (0.37)       (2.31)
                                                             ------        -------        ------       -----        -----
Net asset value, end of period .........................     $11.88        $14.54         $36.76      $30.95       $20.19
                                                             ======        ======         ======      ======       ======
Total Return+...........................................     (18.29)%      (46.37)%        39.09 %     55.84 %     (18.88)%

Ratios to Average Net Assets(1):
Expenses ...............................................       1.80 %        1.70 %         1.61 %      1.58 %       1.69 %
Net investment loss ....................................      (1.46)%       (0.82)%        (1.11)%     (0.93)%      (0.98)%

Supplemental Data:
Net assets, end of period, in thousands ................     $5,986        $7,793        $17,007      $4,728       $2,185
Portfolio turnover rate ................................        237 %         213 %          184 %       172 %        178 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements
                                       47

Morgan Stanley Developing Growth Securities Trust
FINANCIAL HIGHLIGHTS continued



                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                         -----------------------------------------------------------------
                                                              2002          2001         2000        1999         1998
                                                         ------------- ------------- ----------- ----------- -------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $15.41        $38.07       $31.60      $20.44       $27.51
                                                             ------        ------       ------      ------       ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+]......................     (0.07)         0.03          0.03      (0.01)         0.01
 Net realized and unrealized gain (loss) ...............     (2.62)       (14.55)        12.91      11.54         (4.77)
                                                             ------        ------       ------      ------       ------
Total income (loss) from investment operations .........     (2.69)       (14.52)        12.94      11.53         (4.76)
                                                             ------        ------       ------      ------       ------
Less distributions from net realized gain ..............       -           (8.14)        (6.47)     (0.37)        (2.31)
                                                             ------        ------       ------      ------       ------
Net asset value, end of period .........................    $12.72        $15.41        $38.07     $31.60        $20.44
                                                            ======        ======        ======     ======        ======
Total Return+...........................................    (17.46)%      (45.83)%       40.53 %    57.14 %      (18.05)%

Ratios to Average Net Assets(1):
Expenses ...............................................      0.80 %        0.70 %        0.61 %     0.70 %        0.69 %
Net investment income (loss) ...........................     (0.46)%        0.18 %       (0.11)%    (0.05)%        0.02 %

Supplemental Data:
Net assets, end of period, in thousands ................   $62,606       $57,436       $66,696     $6,625        $3,291
Portfolio turnover rate ................................       237 %         213 %         184 %      172 %         178 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Developing Growth Securities Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Developing Growth Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Developing Growth Securities Trust (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Developing Growth Securities Trust as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 8, 2002

STATEMENT OF ADDITIONAL INFORMATION
                                                    MORGAN STANLEY NEXT
September 30, 2002                                  GENERATION
                                                    TRUST


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated September 30, 2002) for the Morgan Stanley Next Generation Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley Next Generation Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History .................................................   4
II.   Description of the Fund and Its Investments and Risks ........   4
        A. Classification ..........................................   4
        B. Investment Strategies and Risks .........................   4
        C. Fund Policies/Investment Restrictions ...................  13
III.  Management of the Fund .......................................  14
        A. Board of Trustees .......................................  14
        B. Management Information ..................................  14
        C. Compensation ............................................  19
IV.   Control Persons and Principal Holders of Securities ..........  21
V.    Investment Management and Other Services .....................  21
        A. Investment Manager ......................................  21
        B. Principal Underwriter ...................................  22
        C. Services Provided by the Investment Manager .............  23
        D. Dealer Reallowances .....................................  24
        E. Rule 12b-1 Plan .........................................  24
        F. Other Service Providers .................................  28
        G. Codes of Ethics .........................................  28
VI.   Brokerage Allocation and Other Practices .....................  28
        A. Brokerage Transactions ..................................  28
        B. Commissions .............................................  29
        C. Brokerage Selection .....................................  29
        D. Directed Brokerage ......................................  30
        E. Regular Broker-Dealers ..................................  30
VII.  Capital Stock and Other Securities ...........................  30
VIII. Purchase, Redemption and Pricing of Shares ...................  31
        A. Purchase/Redemption of Shares ...........................  31
        B. Offering Price ..........................................  32
IX.   Taxation of the Fund and Shareholders ........................  33
X.    Underwriters .................................................  34
XI.   Calculation of Performance Data ..............................  35
XII.  Financial Statements .........................................  36

                       GLOSSARY OF SELECTED DEFINED TERMS

        The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

        "Custodian" - The Bank of New York.

        "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

        "Financial Advisors" - Morgan Stanley authorized financial services representatives.

        "Fund" - Morgan Stanley Next Generation Trust, a registered open-end investment company.

        "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

        "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


        "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


        "Morgan Stanley DW " - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


        "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


        "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


        "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


        "Trustees" - The Board of Trustees of the Fund.

I.   FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on July 8, 1999 with the name Morgan Stanley Dean Witter Next Generation Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Next Generation Trust.


II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A.   CLASSIFICATION

     The Fund is an open-end management investment company whose investment objective is to seek long-term growth of capital.


B.   INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   The Fund may enter into
forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.


     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.


     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Fund may be required to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's net assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.


     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager, to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and on any foreign government fixed-income security, and on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, or U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, or U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Money Market Securities. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     CONVERTIBLE SECURITIES.   The Fund may invest in securities which are
convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     LENDING PORTFOLIO SECURITIES.   The Fund may lend its portfolio securities
to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS.   From
time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES.   The Fund may purchase securities on a
"when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents, U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.


     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS.   The Fund may invest up to 15% of its net assets in
securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS.   The Fund may acquire warrants and/or
rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing them.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

    1. Seek long-term growth of capital.

    The Fund may not:

    1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    5. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    6. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

    7. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

    8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

    9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.


PORTFOLIO TURNOVER


    For the fiscal years ended July 31, 2001 and 2002, the Fund's portfolio turnover rates were 278% and 166%, respectively. This variation resulted from the portfolio managers' response to varying market conditions.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A.   BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B.   MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).




                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                POSITION(S)   LENGTH OF                                        COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE        REGISTRANT    SERVED*               PAST 5 YEARS             BY TRUSTEE           BY TRUSTEE
------------------------------ ------------- -----------  --------------------------------- -------------- -------------------------
Michael Bozic (61)             Trustee       Trustee      Retired; Director or Trustee of        129        Director of Weirton
c/o Mayer, Brown, Rowe & Maw                 since        the Morgan Stanley Funds and                      Steel Corporation.
Counsel to the Independent                   April        the TCW/DW Term Trusts;
Trustees                                     1994         formerly Vice Chairman of
1675 Broadway                                             Kmart Corporation (December
New York, NY                                              1998-October 2000), Chairman
                                                          and Chief Executive Officer of
                                                          Levitz Furniture Corporation (November
                                                          1995-November 1998) and President and
                                                          Chief Executive Officer of Hills
                                                          Department Stores (May 1991-July 1995);
                                                          formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the
                                                          Sears Merchandise Group of Sears,
                                                          Roebuck & Co.





                                 POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE         REGISTRANT    SERVED*
------------------------------- ------------- -----------
Edwin J. Garn (69)              Trustee       Trustee
c/o Summit Ventures LLC                       since
1 Utah Center                                 January
201 S. Main Street                            1993
Salt Lake City, UT
Wayne E. Hedien (68)            Trustee       Trustee
c/o Mayer, Brown, Rowe & Maw                  since
Counsel to the Independent                    September
Trustees                                      1997
1675 Broadway
New York, NY
Dr. Manuel H. Johnson (53)      Trustee       Trustee
c/o Johnson Smick                             since
International, Inc.                           July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.
Michael E. Nugent (66)          Trustee       Trustee
c/o Triumph Capital, L.P.                     since
237 Park Avenue                               July 1991
New York, NY



                                                                      NUMBER OF
                                                                   PORTFOLIOS IN
                                                                        FUND
                                                                      COMPLEX
    NAME, AGE AND ADDRESS OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE                  PAST 5 YEARS              BY TRUSTEE           BY TRUSTEE
------------------------------- ---------------------------------- -------------- -------------------------
Edwin J. Garn (69)              Director or Trustee of the              129       Director of Franklin
c/o Summit Ventures LLC         Morgan Stanley Funds and the                      Covey (time
1 Utah Center                   TCW/DW Term Trusts; formerly                      management
201 S. Main Street              United States Senator (R-Utah)                    systems), BMW Bank
Salt Lake City, UT              (1974-1992) and Chairman,                         of North America,
                                Senate Banking Committee                          Inc. (industrial loan
                                (1980-1986); formerly Mayor of                    corporation), United
                                Salt Lake City, Utah                              Space Alliance (joint
                                (1971-1974); formerly Astronaut,                  venture between
                                Space Shuttle Discovery (April                    Lockheed Martin and
                                12-19, 1985); Vice Chairman,                      the Boeing
                                Huntsman Corporation                              Company) and
                                (chemical company); member of                     Nuskin Asia Pacific
                                the Utah Regional Advisory                        (multilevel
                                Board of Pacific Corp.                            marketing); member
                                                                                  of the board of
                                                                                  various civic and
                                                                                  charitable
                                                                                  organizations.

Wayne E. Hedien (68)            Retired; Director or Trustee of         129       Director of The PMI
c/o Mayer, Brown, Rowe & Maw    the Morgan Stanley Funds and                      Group Inc. (private
Counsel to the Independent      the TCW/DW Term Trusts;                           mortgage insurance);
Trustees                        formerly associated with the                      Trustee and Vice
1675 Broadway                   Allstate Companies                                Chairman of The
New York, NY                    (1966-1994), most recently as                     Field Museum of
                                Chairman of The Allstate                          Natural History;
                                Corporation (March                                director of various
                                1993-December 1994) and                           other business and
                                Chairman and Chief Executive                      charitable
                                Officer of its wholly-owned                       organizations.
                                subsidiary, Allstate Insurance
                                Company (July 1989-December
                                1994).

Dr. Manuel H. Johnson (53)      Chairman of the Audit                  129        Director of NVR, Inc.
c/o Johnson Smick               Committee and Director or                         (home construction);
International, Inc.             Trustee of the Morgan Stanley                     Chairman and
1133 Connecticut Avenue, N.W.   Funds and the TCW/DW Term                         Trustee of the
Washington, D.C.                Trusts; Senior Partner, Johnson                   Financial Accounting
                                Smick International, Inc., a                      Foundation (oversight
                                consulting firm; Co-Chairman                      organization of the
                                and a founder of the Group of                     Financial Accounting
                                Seven Council (G7C), an                           Standards Board).
                                international economic
                                commission; formerly Vice
                                Chairman of the Board of
                                Governors of the Federal
                                Reserve System and Assistant
                                Secretary of the U.S. Treasury.

Michael E. Nugent (66)          Chairman of the Insurance               207       Director of various
c/o Triumph Capital, L.P.       Committee and Director or                         business
237 Park Avenue                 Trustee of the Morgan Stanley                     organizations.
New York, NY                    Funds and the TCW/DW Term
                                Trusts; director/trustee of
                                various investment companies
                                managed by Morgan Stanley
                                Investment Management Inc.
                                and Morgan Stanley Investments
                                LP (since July 2001); General
                                Partner, Triumph Capital, L.P., a
                                private investment partnership;
                                formerly Vice President, Bankers
                                Trust Company and BT Capital
                                Corporation (1984-1988).


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (69)    Chairman      Trustee
c/o Morgan Stanley Trust       and           since July
Harborside Financial Center,   Director      1991
Plaza Two,                     or Trustee
Jersey City, NJ
James F. Higgins (54)          Trustee       Trustee
c/o Morgan Stanley Trust                     since
Harborside Financial Center,                 June
Plaza Two,                                   2000
Jersey City, NJ
Philip J. Purcell (59)         Trustee       Trustee
1585 Broadway                                since
New York, NY                                 April
                                             1994

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                         FUND
                                                                       COMPLEX
   NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                   PAST 5 YEARS               BY TRUSTEE           BY TRUSTEE
------------------------------ ------------------------------------ -------------- -------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or                  129        None
c/o Morgan Stanley Trust       Trustee of the Morgan Stanley
Harborside Financial Center,   Funds and the TCW/DW Term
Plaza Two,                     Trusts; formerly Chairman, Chief
Jersey City, NJ                Executive Officer and Director of
                               the Investment Manager, the

                               Distributor and Morgan Stanley
                               Services, Executive Vice President
                               and Director of Morgan Stanley DW,
                               Chairman and Director of the
                               Transfer Agent and Director and/or
                               officer of various Morgan Stanley
                               subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW
                               Term Trusts (until September 2002).

James F. Higgins (54)          Director or Trustee of the                129        None
c/o Morgan Stanley Trust       Morgan Stanley Funds and the
Harborside Financial Center,   TCW/DW Term Trusts (since
Plaza Two,                     June 2000); Senior Advisor of
Jersey City, NJ                Morgan Stanley (since August
                               2000); Director of the Distributor
                               and Dean Witter Realty Inc.;
                               previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000),
                               President and Chief Operating
                               Officer of Individual Securities of
                               Morgan Stanley (February
                               1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the                129       Director of American
1585 Broadway                  Morgan Stanley Funds and the                        Airlines, Inc. and its
New York, NY                   TCW/DW Term Trusts;                                 parent company,
                               Chairman of the Board of                            AMR Corporation.
                               Directors and Chief Executive
                               Officer of Morgan Stanley and
                               Morgan Stanley DW; Director of
                               the Distributor; Chairman of the
                               Board of Directors and Chief
                               Executive Officer of Novus
                               Credit Services Inc.; Director
                               and/or officer of various Morgan
                               Stanley subsidiaries.



----------
*    This is the date the Trustee began serving the Morgan Stanley Funds.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH           LENGTH OF
       EXECUTIVE OFFICER           REGISTRANT         TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ----------------- -------------------- ------------------------------------------------------
Mitchell M. Merin (49)         President and     President since      President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive   May 1999 and         Stanley Investment Management (since December
New York, NY                   Officer           Chief Executive      1998); President, Director (since April 1997) and
                                                 Officer since        Chief Executive Officer (since June 1998) of the
                                                 September 2002       Investment Manager and Morgan Stanley Services;
                                                                      Chairman, Chief Executive Officer and
                                                                      Director of the Distributor (since June
                                                                      1998); Chairman (since June 1998) and
                                                                      Director (since January 1998) of the
                                                                      Transfer Agent; Director of various
                                                                      Morgan Stanley subsidiaries; President
                                                                      (since May 1999) and Chief Executive
                                                                      Officer (since September 2002) of the
                                                                      Morgan Stanley Funds and TCW/DW Term
                                                                      Trusts; Trustee of various Van Kampen
                                                                      investment companies (since December
                                                                      1999); previously Chief Strategic
                                                                      Officer of the Investment Manager and
                                                                      Morgan Stanley Services and Executive
                                                                      Vice President of the Distributor (April
                                                                      1997-June 1998), Vice President of the
                                                                      Morgan Stanley Funds (May 1997-April
                                                                      1999), and Executive Vice President of
                                                                      Morgan Stanley.

Barry Fink (47)                Vice President,   Vice President,      General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and     Secretary and        Director (since December 2000) of Morgan Stanley
New York, NY                   General           General Counsel      Investment Management; Managing Director (since
                               Counsel           since February       December 2000), and Secretary and General
                                                 1997                 Counsel (since February 1997) and Director (since
                                                                      July 1998) of the Investment Manager and
                                                                      Morgan Stanley Services; Assistant
                                                                      Secretary of Morgan Stanley DW; Vice
                                                                      President, Secretary and General Counsel
                                                                      of the Morgan Stanley Funds and TCW/DW
                                                                      Term Trusts (since February 1997); Vice
                                                                      President and Secretary of the
                                                                      Distributor; previously, Senior Vice
                                                                      President, Assistant Secretary and
                                                                      Assistant General Counsel of the
                                                                      Investment Manager and Morgan Stanley
                                                                      Services.

Thomas F. Caloia (56)          Treasurer         Since April 1989     First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                              Investment Manager, the Distributor and Morgan
Harborside Financial Center,                                          Stanley Services; Treasurer of the Morgan Stanley
Plaza Two,                                                            Funds.
Jersey City, NJ

Ronald E. Robison (63)         Vice President    Since October 1998   Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                           Director (since February 1999) of the Investment
New York, NY                                                          Manager and Morgan Stanley Services and Chief
                                                                      Executive Officer and Director of the Transfer
                                                                      Agent; previously Managing Director of the TCW
                                                                      Group Inc.

Joseph J. McAlinden (59)       Vice President    Since July 1995      Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                           the Investment Manager, Morgan Stanley Investment
New York, NY                                                          Management Inc. and Morgan Stanley Investments
                                                                      LP; Director of the Transfer Agent. Chief Investment
                                                                      Officer of the Van Kampen Funds.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF
      EXECUTIVE OFFICER            REGISTRANT        TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ------------------- ----------------- -----------------------------------------------------
Francis Smith (37)            Vice President      Since September   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust      and Chief           2002              Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center   Financial Officer                     Trusts (since September 2002); Executive Director of
Plaza Two,                                                          the Investment Manager and Morgan Stanley
Jersey City, NJ                                                     Services (since December 2001). Formerly, Vice
                                                                    President of the Investment Manager and
                                                                    Morgan Stanley Services (August 2000-November
                                                                    2001), Senior Manager at PricewaterhouseCoopers
                                                                    LLP (January 1998-August 2000) and Associate-Fund
                                                                    Administration at BlackRock Financial Management
                                                                    (July 1996-December 1997).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.




                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
Independent:
Michael Bozic                                  None                                       over $100,000
Edwin J. Garn                                  None                                       over $100,000
Wayne E. Hedien                                None                                       over $100,000
Dr. Manuel H. Johnson                          None                                       over $100,000
Michael E. Nugent                              None                                       over $100,000
Interested:
Charles A. Fiumefreddo                         None                                       over $100,000
James F. Higgins                               None                                       over $100,000
Philip J. Purcell                              None                                       over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     Independent Directors/Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, six of the directors/trustees, including all of the independent directors/trustees, serve as members of the Derivatives Committee and three directors/trustees including two Independent Trustees, serve as members of the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended July 31, 2002, the Audit Committee held 11 meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended July 31, 2002, the Derivatives Committee held four meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended July 31, 2002, the Insurance Committee held one meeting.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR
ALL MORGAN STANLEY FUNDS.   The independent directors/trustees and the Funds'
management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION.   The Fund's Declaration of Trust
provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit

Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended July 31, 2002.

                               FUND COMPENSATION*


                                    AGGREGATE
                                  COMPENSATION
NAME OF TRUSTEE                   FROM THE FUND
-------------------------------   --------------
Michael Bozic .................    $  1,500.00
Edwin J. Garn .................       1,500.00
Wayne E. Hedien ...............       1,500.00
Dr. Manuel H. Johnson .........       2,062.50
Michael E. Nugent .............       1,875.00
Charles A. Fiumefreddo ........         105.00**

----------

* Effective May 1, 2002, the Investment Manager has undertaken to assume all Trustee compensation on this Fund until such time as the Fund has $50 million in net assets or until April 30, 2003, whichever occurs first.

**   This compensation is for the period August 1, 2001 through May 15, 2002.

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                     TOTAL CASH
                                    COMPENSATION
                                    FOR SERVICES
                                       TO 97
                                   MORGAN STANLEY
                                        FUNDS
                                      AND OTHER
                                    FUNDS IN THE
NAME OF TRUSTEE                     FUND COMPLEX
-------------------------------   ---------------
Michael Bozic .................       $150,150
Edwin J. Garn .................        150,150
Wayne E. Hedien ...............        150,100
Dr. Manuel H. Johnson .........        219,900
Michael E. Nugent .............        228,362
Charles A. Fiumefreddo ........        360,000

     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director or trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund inthe five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                                                        RETIREMENT       ESTIMATED
                                                                         BENEFITS         ANNUAL
                                      ESTIMATED                         ACCRUED AS     BENEFITS UPON
                                   CREDITED YEARS       ESTIMATED        EXPENSES       RETIREMENT
                                    OF SERVICE AT     PERCENTAGE OF       BY ALL         FROM ALL
                                     RETIREMENT          ELIGIBLE        ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION        FUNDS         FUNDS(2)
-------------------------------   ----------------   ---------------   ------------   --------------
Michael Bozic .................          10                60.44%         $21,395         $48,443
Edwin J. Garn .................          10                60.44           33,443          49,121
Wayne E. Hedien ...............           9                51.37           44,952          41,437
Dr. Manuel H. Johnson .........          10                60.44           22,022          72,014
Michael E. Nugent .............          10                60.44           38,472          64,157


----------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of September 6, 2002: Dun Liu & Zhao Ping Wang Jt Ten, 1661 Oakwood Ave., Arcadia, CA 91006-1825 - 9.96% and Annally Financial Corp., c/o Pablo Pereyra Iraola, 3 Nimitz Place, Old Greenwich, CT 06870-1211 - 7.97%. The following owned 5% or more of the outstanding Class D shares of the Fund as of September 6, 2002: Hare & Co., c/o The Bank of New York, PO Box 11203, New York, NY 10286-1203 - 90.36%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V.   INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A.   INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period November 26, 1999 (commencement of operations) through July 31, 2000 and for the fiscal years ended July 31, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $359,739, $334,102 and $219,074, respectively. Effective May 1, 2002, the Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its Management Agreement with the Fund until such time as the Fund has $50 million in net assets or until April 30, 2003, whichever occurs first.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.



B.   PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, [educational and informational materials provided to shareholders] and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.   SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees including a majority of the Independent Trustees.

D.   DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E.   RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs for the period November 26, 1999 (commencement of operations) through July 31, 2000 and for the fiscal years ended July 31, 2001 and 2002 in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                                                   FOR THE PERIOD
                                                                  NOVEMBER 26, 1999
                                                                         THROUGH
                           2002                   2001              JULY 31, 2000
                  ---------------------- ---------------------- ---------------------
Class A ......... FSCs:(1)    $  6,704   FSCs:(1)    $  7,048   FSCs:(1)    $ 23,738
                  CDSCs:      $      0   CDSCs:      $      0   CDSCs:      $      0
Class B ......... CDSCs:      $120,740   CDSCs:      $211,354   CDSCs:      $173,396
Class C ......... CDSCs:      $    324   CDSCs:      $  5,169   CDSCs:      $ 28,723


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 2002 of $211,754. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended July 31, 2002, Class A and C shares of the Fund accrued payments under the Plan amounting to $4,084 and $29,532, respectively, which amounts to 0.24% and 0.97% of the average daily net sales of Class A and Class C, respectively for the fiscal period.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more

(for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $7,261,723 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 44.13% ($3,204,662) - advertising and promotional expenses; (ii) 0.34% ($24,577)
- printing of prospectuses for distribution to other than current shareholders;
(iii) 55.53% ($4,032,484) - other expenses, including the gross sales credit and the carrying charge, of which 8.43% ($339,815) represents carrying charges, 37.91% ($1,528,765) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 53.66% ($2,163,904) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $5,784,614 as of July 31, 2002 (the end of the Fund's fiscal year), which was equal to 36.75% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.   OTHER SERVICE PROVIDERS


     (1) Transfer Agent/Dividend-Paying Agent


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.



     (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G.   CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A.   BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the period November 26, 1999 (commencement of operations) through July 31, 2000 and for the fiscal years ended July 31, 2001 and 2002, the Fund paid a total of $157,672, $233,145 and $151,294, respectively, in brokerage commissions.

B.   COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the period November 26, 1999 (commencement of operations) through July 31, 2000 and for the fiscal years ended July 31, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the period November 26, 1999 (commencement of operations) through July 31, 2000 and for the fiscal years ended July 31, 2001 and 2002, the Fund paid a total of $9,780, $20,527 and $0, respectively, in brokerage commissions to Morgan Stanley DW.

     During the period November 26, 1999 (commencement of operations) through July 31, 2000 and for the fiscal years ended July 31, 2001 and 2002, the Fund paid a total of $5,861, $11,353 and $6,934, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended July 31, 2002 the brokerage commissions paid to Morgan Stanley & Co. represented approximately 4.58% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 5.86% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D.   DIRECTED BROKERAGE


     During the fiscal year ended July 31, 2002, the Fund paid $132,413 in brokerage commissions in connection with transactions in the aggregate amount of $67,025,483 to brokers because of research services provided.



E.   REGULAR BROKER-DEALERS


     During the fiscal year ended July 31, 2002, the Fund purchased securities issued by Lehman Brothers Inc., which issuer was among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At July 31, 2002, the Fund did not own any securities issued by any such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A.   PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT.   With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B.   OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.  TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended . As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain of loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS.   Shareholders normally will have
to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES.   Any dividend or
capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X.   UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI.  CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period November 26, 1999 (commencement of operations) through July 31, 2002 were as follows: Class
A: -23.71% and -22.68%, respectively; Class B: -24.03% and -22.58%, respectively; Class C: -20.83% and -21.69%, respectively; and Class D: -19.27% and -20.94%, respectively.

     Effective May 1, 2002, the Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided in its Management Agreement until such time as the Fund has $50 million in net assets or until April 30, 2003, whichever occurs first. Had the Fund borne these expenses and paid the management fees during the stated periods, the average annual total returns for the one year period ended July 31, 2002 and for the period November 26, 1999 through July 31, 2002 would have been as follows: Class A: -24.29% and -22.90%, respectively; Class B: -24.61% and -22.80%, respectively; Class C: -21.44% and -21.92%, respectively; Class D:
-19.73% and -21.10%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period November 26, 1999 (commencement of operations) through July 31, 2002 were as follows: Class A: -19.48% and -21.11%, respectively; Class
B: -20.03% and -21.69%, respectively; Class C: -20.03% and -21.69%, respectively; and Class D: -19.27% and -20.94%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period November 26, 1999 (commencement of operations) through July 31, 2002 were as follows: Class A: -19.48% and -47.00%, respectively; Class B: -20.03% and -48.04%, respectively; Class C: -20.03% and -48.04%, respectively; and Class D: -19.27% and -46.69%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at July 31, 2002.

                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ---------------------------------
CLASS                  DATE:      $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ---------
Class A .........    11/26/99     $5,022     $25,439     $51,409
Class B .........    11/26/99      5,196      25,980      51,959
Class C .........    11/26/99      5,196      25,979      51,959
Class D .........    11/26/99      5,331      26,656      53,312



     The after tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year and the life of the Fund periods ended July 31, 2002 were -24.03% and -22.59%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year and the life of the Fund periods ended July 31, 2002 were -14.75% and -17.21%, respectively.



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended July 31, 2002, included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Next Generation Trust
PORTFOLIO OF INVESTMENTS [] JULY 31, 2002



  NUMBER OF
   SHARES                                                      VALUE
-------------------------------------------------------------------------------
                       Common Stocks (98.1%)
                       Advertising/Marketing Services (2.3%)
     6,025             Lamar Advertising Co.* ...........   $   190,269
    13,200             R.H. Donnelley Corp.* ............       316,140
                                                            -----------
                                                                506,409
                                                            -----------
                       Aerospace & Defense (0.9%)
     1,600             Alliant Techsystems, Inc.* .......        98,240
     3,075             Raytheon Co. .....................       100,183
                                                            -----------
                                                                198,423
                                                            -----------
                       Air Freight/Couriers (0.2%)
     1,750             Expeditors International of
                         Washington, Inc. ...............        51,625
                                                            -----------
                       Apparel/Footwear (1.0%)
     9,200             Coach, Inc.* .....................       209,760
                                                            -----------
                       Apparel/Footwear Retail (2.8%)
     8,375             Abercrombie & Fitch Co.
                         (Class A)* .....................       189,275
    12,325             Limited Brands, Inc. .............       221,480
     5,525             Ross Stores, Inc. ................       208,071
                                                            -----------
                                                                618,826
                                                            -----------
                       Auto Parts: O.E.M. (0.8%)
     7,975             ArvinMeritor, Inc. ...............       168,751
                                                            -----------
                       Biotechnology (4.2%)
     3,850             Biogen, Inc.* ....................       138,484
     4,875             Celgene Corp.* ...................        83,704
    10,025             Gilead Sciences, Inc.* ...........       305,462
     4,925             IDEC Pharmaceuticals Corp.*              219,606
     3,250             MedImmune, Inc.* .................        96,655
     5,050             Millennium Pharmaceuticals,
                         Inc.* ..........................        62,721
                                                            -----------
                                                                906,632
                                                            -----------
                       Broadcasting (3.8%)
    19,750             Radio One, Inc. (Class D)* .......       276,500
     9,250             Univision Communications,
                         Inc. (Class A)* ................       264,457
     9,300             Westwood One, Inc.* ..............       295,275
                                                            -----------
                                                                836,232
                                                            -----------


  NUMBER OF
   SHARES                                                      VALUE
-------------------------------------------------------------------------------
                       Casino/Gaming (3.8%)
    20,200             GTECH Holdings Corp.* ............   $   402,990
    19,900             Park Place Entertainment
                         Corp.* .........................       182,682
    14,750             Penn National Gaming, Inc.* ......       230,100
                                                            -----------
                                                                815,772
                                                            -----------
                       Catalog/Specialty Distribution (0.7%)
     7,025             J. Jill Group Inc.* ..............       156,657
                                                            -----------
                       Chemicals: Specialty (1.0%)
     4,600             Albemarle Corp. ..................       135,976
     1,625             OM Group, Inc. ...................        74,425
                                                            -----------
                                                                210,401
                                                            -----------
                       Computer Communications (2.0%)
     8,184             Brocade Communications
                         Systems, Inc.* .................       153,450
     6,494             Emulex Corp.* ....................       150,401
    13,000             Extreme Networks, Inc.* ..........       135,200
                                                            -----------
                                                                439,051
                                                            -----------
                       Computer Peripherals (1.4%)
     4,089             QLogic Corp.* ....................       166,627
    10,300             Storage Technology Corp.* ........       146,260
                                                            -----------
                                                                312,887
                                                            -----------
                       Contract Drilling (1.0%)
     9,825             GlobalSantaFe Corp. ..............       221,455
                                                            -----------
                       Data Processing Services (1.9%)
     2,775             Affiliated Computer Services,
                         Inc. (Class A)* ................       130,369
     7,300             Bisys Group, Inc. (The)* .........       168,630
     3,000             First Data Corp. .................       104,850
                                                            -----------
                                                                403,849
                                                            -----------
                       Discount Stores (3.2%)
     5,875             BJ's Wholesale Club, Inc.* .......       206,506
    12,600             Dollar General Corp. .............       216,216
     5,250             Dollar Tree Stores, Inc.* ........       163,782
     3,750             Fred's, Inc. .....................       110,437
                                                            -----------
                                                                696,941
                                                            -----------

                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
PORTFOLIO OF INVESTMENTS [] JULY 31, 2002 continued





 NUMBER OF
  SHARES                                                       VALUE
-------------------------------------------------------------------------------
                       Electronic Components (1.2%)
     4,050             Jabil Circuit, Inc.* ..............   $    72,049
    13,600             SanDisk Corp.* ....................       195,840
                                                             -----------
                                                                 267,889
                                                             -----------
                       Electronic Production Equipment (1.8%)
     7,125             Celestica, Inc.* ..................       152,831
     3,625             KLA-Tencor Corp.* .................       142,789
     3,425             Novellus Systems, Inc.* ...........        92,441
                                                             -----------
                                                                 388,061
                                                             -----------
                       Finance/Rental/Leasing (2.3%)
     4,000             SLM Corp. .........................       364,000
       375             White Mountains Insurance
                         Group, Inc. .....................       127,500
                                                             -----------
                                                                 491,500
                                                             -----------
                       Financial Publishing/Services (3.0%)
    12,775             Interactive Data Corp. ............       167,225
     5,250             Moody's Corp. .....................       260,400
     9,875             SunGard Data Systems Inc.* ........       231,569
                                                             -----------
                                                                 659,194
                                                             -----------
                       Food: Meat/Fish/Dairy (2.5%)
     8,050             Dreyer's Grand Ice Cream,
                         Inc. ............................       539,028
                                                             -----------
                          Food: Specialty/Candy (2.4%)
     4,850             Hershey Foods Corp. ...............       380,531
     3,300             J & J Snack Foods* ................       131,835
                                                             -----------
                                                                 512,366
                                                             -----------
                       Home Building (1.6%)
     1,200             NVR, Inc.* ........................       346,200
                                                             -----------
                       Home Furnishings (2.1%)
    11,950             Furniture Brands International,
                         Inc.* ...........................       303,530
     3,134             Mohawk Industries, Inc.* ..........       148,865
                                                             -----------
                                                                 452,395
                                                             -----------
                       Hospital/Nursing Management (1.9%)
     2,612             Tenet Healthcare Corp.* ...........       124,462
     7,275             Triad Hospitals, Inc.* ............       290,854
                                                             -----------
                                                                 415,316
                                                             -----------

      NUMBER OF
       SHARES                                                      VALUE
--------------------                                        ------------------
                       Hotels/Resorts/Cruiselines (4.2%)
    14,375             Carnival Corp. ....................   $   380,937
     3,975             P & O Princess Crusies PLC
                         (ADR) (United Kingdom) ..........       108,915
    16,875             Starwood Hotels & Resorts
                         Worldwide, Inc. .................       433,687
                                                             -----------
                                                                 923,539
                                                             -----------
                       Household/Personal Care (0.3%)
     1,300             Alberto-Culver Co. (Class B) ......        61,763
                                                             -----------
                       Insurance Brokers/Services (1.1%)
     2,733             ChoicePoint Inc.* .................       114,485
     3,650             Willis Group Holdings Ltd.* .......       115,486
                                                             -----------
                                                                 229,971
                                                             -----------
                       Internet Software/Services (0.4%)
    56,475             Vignette Corp.* ...................        80,194
                                                             -----------
                       Investment Managers (0.6%)
     2,725             Affiliated Managers Group,
                         Inc.* ...........................       128,674
                                                             -----------
                       Managed Health Care (0.8%)
     4,200             Oxford Health Plans, Inc.* ........       180,684
                                                             -----------
                       Medical Distributors (1.4%)
     4,425             AmerisourceBergen Corp. ...........       296,431
                                                             -----------
                       Medical Specialties (2.7%)
     7,500             Varian Medical Systems, Inc.*             313,500
     7,100             Zimmer Holdings, Inc.* ............       264,333
                                                             -----------
                                                                 577,833
                                                             -----------
                       Miscellaneous Commercial
                         Services (0.8%)
     6,550             Sabre Holdings Corp.* .............       173,706
                                                             -----------
                       Motor Vehicles (0.7%)
     3,300             Harley-Davidson, Inc. .............       156,288
                                                             -----------
                       Movies/Entertainment (2.4%)
    16,550             Cedar Fair, L.P. ..................       378,167
     7,250             Regal Entertainment Group
                         (Class A)* ......................       143,333
                                                             -----------
                                                                 521,500
                                                             -----------

                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
PORTFOLIO OF INVESTMENTS [] JULY 31, 2002 continued



   NUMBER OF
    SHARES                                                      VALUE
-------------------------------------------------------------------------------
                       Oil & Gas Production (1.5%)
    31,275             PetroQuest Energy, Inc.* ...........   $   120,096
     8,375             Pioneer Natural Resources
                         Co.* .............................       202,759
                                                              -----------
                                                                  322,855
                                                              -----------
                       Oilfield Services/Equipment (1.9%)
    12,975             BJ Services Co.* ...................       413,773
                                                              -----------
                       Other Consumer Services (4.1%)
     2,850             Apollo Group, Inc. (Class A)* ......       111,863
     6,400             Career Education Corp.* ............       282,496
     6,400             Education Management
                         Corp.* ...........................       255,424
     5,350             Weight Watchers International,
                         Inc.* ............................       233,528
                                                              -----------
                                                                  883,311
                                                              -----------
                       Packaged Software (3.6%)
     6,300             Adobe Systems, Inc. ................       150,948
     4,889             Intuit Inc.* .......................       215,018
     4,200             Mercury Interactive Corp.* .........       107,604
     3,250             Symantec Corp.* ....................       109,005
    10,700             TIBCO Software, Inc.* ..............        57,994
     8,250             VERITAS Software Corp.* ............       138,848
                                                              -----------
                                                                  779,417
                                                              -----------
                       Personnel Services (0.8%)
     5,825             AMN Healthcare Services,
                         Inc.* ............................       165,721
                                                              -----------
                       Pharmaceuticals: Other (1.1%)
     2,950             Forest Laboratories, Inc.* .........       228,537
                                                              -----------
                       Publishing: Newspapers (0.5%)
     2,100             Media General, Inc. (Class A) ......       106,638
                                                              -----------
                       Recreational Products (3.9%)
     2,800             Activision, Inc.* ..................        80,416
     5,400             Electronic Arts Inc.* ..............       324,972
     3,050             International Game
                         Technology* ......................       177,663
    13,750             Mattel, Inc. .......................       258,638
                                                              -----------
                                                                  841,689
                                                              -----------
                       Regional Banks (0.3%)
     1,425             Commerce Bancorp, Inc. .............        65,864
                                                              -----------

  NUMBER OF
    SHARES                                                       VALUE
-------------------------------------------------------------------------------
                       Restaurants (5.8%)
     8,600             AFC Enterprises, Inc.* .............   $   233,490
     4,000             CBRL Group, Inc. ...................       119,680
    12,200             Jack in the Box, Inc.* .............       337,940
     3,650             P.F. Chang's China Bistro,
                         Inc.* ............................       113,953
     3,725             Sonic Corp.* .......................       104,598
     5,600             Wendy's International, Inc. ........       206,024
     4,900             Yum! Brands, Inc.* .................       151,410
                                                              -----------
                                                                1,267,095
                                                              -----------
                       Savings Banks (0.5%)
     3,500             Charter One Financial, Inc. ........       118,720
                                                              -----------
                       Semiconductors (2.7%)
    12,325             Altera Corp.* ......................       145,805
     3,575             Broadcom Corp. (Class A)* ..........        67,067
    28,629             Conexant Systems, Inc.* ............        58,117
     5,050             Integrated Device Technology,
                         Inc.* ............................        64,640
     7,550             Intersil Corp. (Class A)* ..........       164,515
     5,149             Micrel, Inc.* ......................        59,059
     2,800             NVIDIA Corp.* ......................        30,996
                                                              -----------
                                                                  590,199
                                                              -----------
                       Services to the Health
                         Industry (1.1%)
     1,850             Express Scripts, Inc.
                         (Class A)* .......................        96,200
     1,850             Laboratory Corp. of America
                         Holdings* ........................        63,455
     1,200             Quest Diagnostics Inc.* ............        72,468
                                                              -----------
                                                                  232,123
                                                              -----------
                       Specialty Stores (1.3%)
     6,100             Kirkland's, Inc.* ..................        65,148
     2,250             Tractor Supply Company* ............       134,505
     3,450             Williams-Sonoma, Inc.* .............        78,488
                                                              -----------
                                                                  278,141
                                                              -----------
                       Specialty Telecommunications (1.0%)
     4,600             Commonwealth Telephone
                         Enterprises, Inc.* ...............       177,974
    14,100             Crown Castle International
                         Corp.* ...........................        32,430
                                                              -----------
                                                                  210,404
                                                              -----------

                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
PORTFOLIO OF INVESTMENTS [] JULY 31, 2002 continued



NUMBER OF
  SHARES                                                VALUE
-------------------------------------------------------------------------
              Telecommunication Equipment (1.7%)
  10,950      CIENA Corp.* .....................   $    44,129
   5,100      Harris Corp. .....................       163,761
  42,850      Nortel Networks Corp.
               (Canada)* .......................        41,565
   7,100      RF Micro Devices, Inc.* ..........        47,286
  14,525      Tellabs, Inc.* ...................        83,228
                                                   -----------
                                                       379,969
                                                   -----------
              Tobacco (0.7%)
   5,875      Loews Corp. - Carolina Group             145,113
                                                   -----------
              Wireless Telecommunications (0.4%)
  16,200      Nextel Communications, Inc.
                (Class A)* .....................        92,826
                                                   -----------



Total Common Stocks
(Cost $22,268,391) (a).........    98.1%        21,278,598
Other Assets in Excess of
Liabilities ...................     1.9            410,989
                                  -----         ----------
Net Assets ....................   100.0%       $21,689,587
                                  =====         ==========



---------------------------

ADR  American Depository Receipt.
*    Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,582,772 and the aggregate gross unrealized depreciation is $2,572,565, resulting in net unrealized depreciation of $989,793.



                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
July 31, 2002



Assets:
Investments in securities, at value
 (cost $22,268,391)...............................................    $  21,278,598
Cash .............................................................           83,719
Receivable for:
  Investments sold ...............................................          846,835
  Dividends ......................................................            7,851
  Foreign withholding taxes reclaimed ............................            5,281
  Shares of beneficial interest sold .............................            3,231
Prepaid expenses and other assets ................................            8,727
Receivable from affiliate ........................................          103,621
                                                                      -------------
  Total Assets ...................................................       22,337,863
                                                                      -------------
Liabilities:
Payable for:
  Investments purchased ..........................................          453,327
  Shares of beneficial interest redeemed .........................           75,565
  Distribution fee ...............................................           17,376
Accrued expenses and other payables ..............................          102,008
                                                                      -------------
  Total Liabilities ..............................................          648,276
                                                                      -------------
  Net Assets .....................................................    $  21,689,587
                                                                      =============
Composition of Net Assets:
Paid-in-capital ..................................................    $  46,831,654
Net unrealized depreciation ......................................         (989,515)
Accumulated net investment loss ..................................             (480)
Accumulated net realized loss ....................................      (24,152,072)
                                                                      -------------
  Net Assets .....................................................    $  21,689,587
                                                                      =============
Class A Shares:
Net Assets .......................................................    $   1,345,242
Shares Outstanding (unlimited authorized, $.01 par value).........          254,274
  Net Asset Value Per Share ......................................            $5.29
                                                                              =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................            $5.58
                                                                              =====
Class B Shares:
Net Assets .......................................................    $  15,738,535
Shares Outstanding (unlimited authorized, $.01 par value).........        3,033,014
  Net Asset Value Per Share ......................................            $5.19
                                                                              =====
Class C Shares:
Net Assets .......................................................    $   2,357,478
Shares Outstanding (unlimited authorized, $.01 par value).........          454,353
  Net Asset Value Per Share ......................................            $5.19
                                                                              =====
Class D Shares:
Net Assets .......................................................    $   2,248,332
Shares Outstanding (unlimited authorized, $.01 par value).........          422,917
  Net Asset Value Per Share ......................................            $5.32
                                                                              =====




                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended July 31, 2002




Net Investment Loss:
Income
Dividends .....................................    $    102,567
Interest ......................................          12,088
                                                   ------------
  Total Income ................................         114,655
                                                   ------------
Expenses
Investment management fee .....................         219,074
Distribution fee (Class A shares) .............           4,084
Distribution fee (Class B shares) .............         211,754
Distribution fee (Class C shares) .............          29,532
Transfer agent fees and expenses ..............         169,547
Shareholder reports and notices ...............          62,826
Registration fees .............................          50,852
Professional fees .............................          48,932
Custodian fees ................................          35,596
Trustees' fees and expenses ...................          12,052
Other .........................................           9,542
                                                   ------------
  Total Expenses ..............................         853,791
Less: amounts waived/reimbursed ...............        (165,746)
                                                   ------------
  Net Expenses ................................         688,045
                                                   ------------
  Net Investment Loss .........................        (573,390)
                                                   ------------
Net Realized and Unrealized Gain (Loss):
Net realized loss .............................      (4,809,639)
Net change in unrealized depreciation .........        (544,751)
                                                   ------------
  Net Loss ....................................      (5,354,390)
                                                   ------------
Net Decrease ..................................    $ (5,927,780)
                                                   ============



                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                     FOR THE YEAR      FOR THE YEAR
                                                                                        ENDED              ENDED
                                                                                    JULY 31, 2002      JULY 31, 2001
                                                                                   ---------------   ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ............................................................    $    (573,390)    $    (914,743)
Net realized loss ..............................................................       (4,809,639)      (11,098,826)
Net change in unrealized depreciation ..........................................         (544,751)       (3,140,300)
                                                                                    -------------     -------------
  Net Decrease .................................................................       (5,927,780)      (15,153,869)
Net decrease from transactions in shares of beneficial interest ................       (7,882,826)      (10,228,975)
                                                                                    -------------     -------------
  Net Decrease .................................................................      (13,810,606)      (25,382,844)
Net Assets:
Beginning of period ............................................................       35,500,193        60,883,037
                                                                                    -------------     -------------
End of Period
(Including accumulated net investment losses of $480 and $226, respectively)....    $  21,689,587     $  35,500,193
                                                                                    =============     =============



                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
NOTES TO FINANCIAL STATEMENTS [] July 31, 2002


1. Organization and Accounting Policies
Morgan Stanley Next Generation Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies which manufacture products or provide services for children, teenagers and/or young adults. The Fund was organized as a Massachusetts business trust on July 8, 1999 and commenced operations on November 26, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Next Generation Trust
NOTES TO FINANCIAL STATEMENTS [] JULY 31, 2002 continued


B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

Morgan Stanley Next Generation Trust
NOTES TO FINANCIAL STATEMENTS [] JULY 31, 2002 continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

For the period May 1, 2002 through April 30, 2003, or until the Fund attains $50 million of net assets, whichever occurs first, the Investment Manager has agreed to waive its fee and assume all operating expenses (except for distribution fees). At July 31, 2002, included in the Statement of Assets and Liabilities are receivables from an affiliate, which represent expense reimbursements due to the Fund.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled approximately $5,784,614 at July 31, 2002.

Morgan Stanley Next Generation Trust
NOTES TO FINANCIAL STATEMENTS [] JULY 31, 2002 continued


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.97%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $120,740 and $324, respectively and received approximately $6,704 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 aggregated $47,481,339 and $56,316,136, respectively.

For the year ended July 31, 2002, the Fund incurred brokerage commissions of $6,934, with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. Federal Income Tax Status
At July 31, 2002, the Fund had a net capital loss carryover of approximately $23,009,000 of which $7,490,000 will be available through July 31, 2009 and $15,519,000 will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $622,000 during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $573,616, accumulated net realized loss was credited $480 and accumulated net investment loss was credited $573,136.

Morgan Stanley Next Generation Trust
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:



                                              FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                            ENDED
                                             JULY 31, 2002                    JULY 31, 2001
                                    -------------------------------- --------------------------------
                                         SHARES          AMOUNT           SHARES          AMOUNT
                                    --------------- ---------------- --------------- ----------------
CLASS A SHARES
Sold ..............................        51,304    $     318,323          46,123    $     349,495
Redeemed ..........................      (100,753)        (622,944)       (127,667)        (998,955)
                                         --------    -------------        --------    -------------
Net decrease - Class A ............       (49,449)        (304,621)        (81,544)        (649,460)
                                         --------    -------------        --------    -------------
CLASS B SHARES
Sold ..............................     1,213,071        6,815,292         604,700        4,699,463
Redeemed ..........................    (2,192,466)     (12,557,346)     (2,180,728)     (16,962,047)
                                       ----------    -------------      ----------    -------------
Net decrease - Class B ............      (979,395)      (5,742,054)     (1,576,028)     (12,262,584)
                                       ----------    -------------      ----------    -------------
CLASS C SHARES
Sold ..............................        32,577          195,830         168,490        1,104,165
Redeemed ..........................      (131,005)        (779,248)       (357,574)      (2,503,337)
                                       ----------    -------------      ----------    -------------
Net decrease - Class C ............       (98,428)        (583,418)       (189,084)      (1,399,172)
                                       ----------    -------------      ----------    -------------
CLASS D SHARES
Sold ..............................       304,912        1,728,680         798,140        5,589,753
Redeemed ..........................      (469,467)      (2,981,413)       (213,174)      (1,507,512)
                                       ----------    -------------      ----------    -------------
Net increase (decrease) - Class D .      (164,555)      (1,252,733)        584,966        4,082,241
                                       ----------    -------------      ----------    -------------
Net decrease in Fund ..............    (1,291,827)   $  (7,882,826)     (1,261,690)   $ (10,228,975)
                                       ==========    =============      ==========    =============



7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At July 31, 2002, there were no outstanding forward contracts.

Morgan Stanley Next Generation Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ..............         $  6.57           $  9.10              $ 10.00
                                                            -------           -------              -------
Loss from investment operations:
 Net investment loss++ ............................          (0.08)             (0.11)               (0.05)
 Net realized and unrealized loss .................          (1.20)             (2.42)               (0.83)
                                                            -------           -------              -------
Total loss from investment operations .............          (1.28)             (2.53)               (0.88)
                                                            -------           -------              -------
Less dividends from net investment income .........              -                  -                (0.02)
                                                            -------           -------              -------
Net asset value, end of period ....................         $ 5.29            $  6.57              $  9.10
                                                            =======           =======              =======
Total Return+ .....................................         (19.48)%           (27.80)%              (8.83)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................           1.76 %(4)          1.97 %               1.70 %(2)
Net investment loss ...............................          (1.36)%(4)         (1.37)%              (0.75)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........        $ 1,345            $ 1,995               $3,506
Portfolio turnover rate ...........................            166 %              278%                  40%(1)



-----------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 2.32% and (1.92)%, respectively.



                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
Financial Highlights continued



                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ..............         $    6.49         $  9.06               $ 10.00
                                                            ---------         -------               -------
Loss from investment operations:
 Net investment loss++ ............................            (0.13)          (0.16)                (0.10)
 Net realized and unrealized loss .................            (1.17)          (2.41)                (0.83)
                                                            ---------         -------               -------
Total loss from investment operations .............            (1.30)          (2.57)                (0.93)
                                                            ---------         -------               -------
Less dividends from net investment income .........                -               -                 (0.01)
                                                            ---------         -------               -------
Net asset value, end of period ....................         $   5.19         $  6.49               $  9.06
                                                            =========         =======               =======
Total Return+ .....................................           (20.03)%        (28.37)%               (9.30)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................             2.52 %(4)       2.73 %                2.45 %(2)
Net investment loss ...............................            (2.12)%(4)      (2.13)%               (1.50)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........         $ 15,739         $26,045               $50,633
Portfolio turnover rate ...........................              166%            278%                   40%(1)



-----------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge.Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 3.08% and (2.68)%, respectively.



                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
FINANCIAL HIGHLIGHTS continued



                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period. .............         $ 6.49           $  9.06              $ 10.00
                                                            -------           -------              -------
Loss from investment operations:
 Net investment loss++ ............................          (0.12)            (0.16)               (0.10)
 Net realized and unrealized loss .................          (1.18)            (2.41)               (0.83)
                                                            -------           -------              -------
Total loss from investment operations. ............          (1.30)            (2.57)               (0.93)
                                                            -------           -------              -------
Less dividends from net investment income .........              -                 -                (0.01)
                                                            -------           -------              -------
Net asset value, end of period. ...................         $ 5.19           $  6.49              $  9.06
                                                            =======           =======              =======
Total Return+ .....................................         (20.03)%          (28.37)%                (9.30)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................           2.49 %(4)         2.73 %                 2.45 %(2)
Net investment loss ...............................          (2.09)%(4)         (2.13)%               (1.50)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........         $2,357             $3,588                $6,722
Portfolio turnover rate ...........................            166 %              278 %                  40 %(1)



-----------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 3.05% and (2.65)%, respectively.



                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
FINANCIAL HIGHLIGHTS continued



                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR        FOR THE YEAR     NOVEMBER 26, 1999*
                                                             ENDED               ENDED              THROUGH
                                                         JULY 31, 2002       JULY 31, 2001       JULY 31, 2000
                                                      -------------------   ---------------   -------------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ..............         $  6.59           $  9.11              $ 10.00
                                                            -------           -------              -------
Loss from investment operations:
 Net investment loss++ ............................           (0.08)            (0.10)               (0.04)
 Net realized and unrealized loss .................           (1.19)            (2.42)               (0.83)
                                                            -------           -------              -------
Total loss from investment operations .............           (1.27)            (2.52)               (0.87)
                                                            -------           -------              -------
Less dividends from net investment income .........               -                 -                (0.02)
                                                            -------           -------              -------
Net asset value, end of period ....................         $  5.32           $  6.59              $  9.11
                                                            =======           =======              =======
Total Return+ .....................................          (19.27)%          (27.66)%              (8.71)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................           1.52 %(4)         1.73 %               1.45 %(2)
Net investment loss ...............................          (1.12)%(4)        (1.13)%              (0.50)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........        $ 2,248           $ 3,872               $   23
Portfolio turnover rate ...........................            166 %             278 %                 40 %(1)



-----------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 1, 2002 through July 31, 2002, the ratios of expenses and net investment loss would have been 2.08% and (1.68)%, respectively.



                        See Notes to Financial Statements

Morgan Stanley Next Generation Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Next Generation Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Next Generation Trust (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Next Generation Trust as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 12, 2002

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, dated November 29, 2002, which was filed electronically pursuant to Regulation S-T on November 27, 2002 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-3639 and 2-81151).


ITEM 16. EXHIBITS

(1) Declaration of Trust of the Registrant, dated December 28, 1982, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on November 22, 1995; Amendment, dated January 11, 1983, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on November 22, 1995; Amendment, dated May 18, 1984, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on November 22, 1995; Amendment, dated July 18, 1984, to the Declaration of Trust of the Registrant is incorporated by reference to
      Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on November 22, 1995; Instrument Establishing and Designating Additional Classes of Shares, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 10, 1997; Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on November 24, 1998; Amendment dated June 18, 2001, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on November 28, 2001.

(2) Amended and Restated By-Laws of the Registrant dated September 24, 2002 is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on November 29, 2002.

(3)   Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)   Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998 is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on November 24, 1998.

(7)   (a)   Amended Distribution Agreement between Registrant and Morgan Stanley
            Distributors Inc. is incorporated herein by reference to Exhibit
            6(a) of Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A, filed on November 24, 1998.

      (b) Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on November 21, 1994.

      (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998 is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on November 24, 1998.

(8) Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 7(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 28, 1999.

(9)   (a)   Custody Agreement between the Registrant and The Bank of New York dated September 20, 1991 is incorporated herein by reference to
            Exhibit 8 of Post-Effective Amendment No. 13 to the Registration
            Statement on Form N-1A, filed on November 22, 1995; Amendment to the
            Custody Agreement between The Bank of New York and the Registrant dated April 17, 1996 is incorporated herein by reference to Exhibit
            8 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on November 21, 1996; Amendment to the Custody
            Agreement between the Registrant and the Bank of New York dated June
            15, 2001 is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 21 to the Registration Statement on
            Form N-1A, filed on November 28, 2001.


      (b) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on November 28, 2001.

      (c) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on November 27, 2000.

(10)  (a)   Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated
            July 28, 1997 is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 15 to the Registration Statement on
            Form N-1A, filed on July 10, 1997.

      (b) Amended and Restated Funds Multiple Class Plan pursuant to Rule 18f-3 dated March 12, 2001 is incorporated herein by reference to
            Exhibit 14 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on November 28, 2001.

(11)  (a)   Opinion and consent of Mayer, Brown, Rowe & Maw LLP, filed herein.

      (b)   Opinion and consent of Dechert LLP, filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw LLP regarding tax matters, filed herein.

(13) Amended of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. dated June 22, 1998 is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on November 24, 1998.

(14)  Consent of Independent Auditors, filed herein.

(15)  Not Applicable.

(16)  Not Applicable.

(17)  Form of Proxy, filed herein.


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 4th day of August, 2003.


                             MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST


                             By: /s/ Barry Fink
                                 ...........................
                                 Barry Fink
                                 Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated





           SIGNATURE                          TITLE                     DATE
------------------------------   ------------------------------   ---------------
1. Principal Executive Officer

  /s/ Ronald E. Robison          Executive Vice President and     August 4, 2003
  ...........................    Principal Executive Officer
  Ronald E. Robison

2. Principal Financial Officer

  /s/ Francis Smith              Chief Financial Officer          August 4, 2003
  ...........................
  Francis Smith

3. Majority of the Trustees

  /s/ Charles A. Fiumefreddo     Trustee and Chairman             August 4, 2003
  ...........................
  Charles A. Fiumefreddo

  /s/ Michael Bozic              Trustee                          August 4, 2003
  ...........................
  Michael Bozic

  /s/ Edwin J. Garn              Trustee                          August 4, 2003
  ...........................
  Edwin J. Garn

  /s/ Wayne E. Hedien            Trustee                          August 4, 2003
  ...........................
  Wayne E. Hedien

  /s/ James F. Higgins           Trustee                          August 4, 2003
  ...........................
  James F. Higgins

  /s/ Manuel H. Johnson          Trustee                          August 4, 2003
  ...........................
  Manuel H. Johnson

           SIGNATURE                          TITLE                     DATE
------------------------------   ------------------------------   ---------------
  /s/ Joseph J. Kearns           Trustee                          August 4, 2003
  ............................
  Joseph J. Kearns

  /s/ Michael E. Nugent          Trustee                          August 4, 2003
  ............................
  Michael E. Nugent

  /s/ Philip J. Purcell          Trustee                          August 4, 2003
  ............................
  Philip J. Purcell

  /s/ Fergus Reid                Trustee                          August 4, 2003
  ............................
  Fergus Reid